                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                    AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 18,
               2005, among BOISE CASCADE HOLDINGS, L.L.C. ("BC HOLDINGS"), BOISE LAND & TIMBER HOLDINGS CORP. ("TIMBER HOLDINGS" and together with BC Holdings, the "HOLDING COMPANIES"), BOISE CASCADE, L.L.C. (the "BC BORROWER"), BOISE LAND & TIMBER CORP. (the "TIMBER BORROWER" and together with the BC Borrower, the "BORROWERS"), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A. (f/k/a/ JPMorgan Chase
               Bank), as Administrative Agent, under the Credit Agreement dated as of October 29, 2004 (as amended and in effect on the date hereof, the "EXISTING CREDIT AGREEMENT"), among the Holding Companies, the Borrowers, the lenders referred to therein and the Administrative Agent.

          WHEREAS, the Holding Companies and the Borrowers have requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Tranche D Lenders referred to below extend credit to the BC Borrower in the form of Tranche D Term Loans on the Restatement Effective Date referred to below, in an aggregate principal amount equal to $840,000,000 and (b) the Existing Credit Agreement be amended and restated as provided herein;

          NOW, THEREFORE, the Holding Companies, the Borrowers, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1. DEFINED TERMS. (a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the form of Restated Credit Agreement attached hereto as Exhibit A.

          (b) As used in this Agreement, the following terms have the meanings specified below:

          "ADDITIONAL REVOLVING COMMITMENT" means, with respect to each Additional Revolving Lender, such Additional Revolving Lender's Revolving Commitment (or, in the case of an Additional Revolving Lender that is a Revolving Lender under the Existing Credit Agreement, the increased amount of its existing Revolving Commitment) as of the Restatement Effective Date, as set forth on Schedule 1 attached hereto.

          "ADDITIONAL REVOLVING LENDERS" means the Persons named on Schedule 1 hereto.

          "ADDITIONAL TRANCHE D COMMITMENT" means, with respect to each Additional Tranche D Lender, the commitment, if any, of such Additional Tranche D Lender to make a Tranche D Term Loan hereunder on the Restatement Effective Date,

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                                                                               2

expressed as an amount representing the maximum principal amount of the Tranche D Term Loan to be made by such Additional Tranche D Lender hereunder. The initial amount of each Additional Tranche D Lender's Additional Tranche D Commitment is set forth on Schedule 2 attached hereto, or in the Assignment and Assumption pursuant to which such Additional Tranche D Lender shall have assumed its Additional Tranche D Commitment, as applicable.

          "ADDITIONAL TRANCHE D LENDERS" means the Persons named on Schedule 2 hereto, and any other Person to whom an Additional Tranche D Commitment is assigned pursuant to an Assignment and Assumption.

          "EXISTING TERM LOANS" means Tranche B Term Loans that are outstanding immediately prior to the Restatement Effective Date.

          "REQUIRED LENDERS" has the meaning assigned to such term in the Existing Credit Agreement.

          "REQUIRED RESTATEMENT LENDERS" means, at any time, (a) the Required Lenders and (b) each of the Tranche D Lenders and Additional Revolving Lenders.

          "RESTATED CREDIT AGREEMENT" means the Existing Credit Agreement as amended and restated in the form of Exhibit A to this Agreement.

          "RESTATEMENT EFFECTIVE DATE" means the date on which the conditions specified in Section 7 of this Agreement are satisfied.

          "ROLLING TRANCHE D LENDER" means a Tranche B Lender that has a Rolling Tranche D Commitment. Each Tranche B Lender that executes this Agreement as a Tranche D Lender is doing so as a Rolling Tranche D Lender.

          "ROLLING TRANCHE D COMMITMENT" means, with respect to each Rolling Tranche D Lender, the commitment of such Rolling Tranche D Lender to convert and continue Indebtedness represented by the outstanding principal of its Existing Term Loans to, and exchange such Indebtedness for, Tranche D Term Loans, expressed as an amount representing the principal of such outstanding Existing Tem Loans to be so converted and continued. The amount of each Rolling Tranche D Lender's Rolling Tranche D Commitment has been separately agreed, and confirmed by telephonic notice to such Rolling Tranche D Lender from the Administrative Agent.

          "TRANCHE B LENDER" has the meaning assigned to such term in the Existing Credit Agreement.

          "TRANCHE B TERM LOAN" has the meaning assigned to such term in the Existing Credit Agreement.

          "TRANCHE D COMMITMENT" means an Additional Tranche D Commitment or a Rolling Tranche D Commitment. The aggregate amount of the Tranche D Commitments is $840,000,000.

          "TRANCHE D LENDER" means an Additional Tranche D Lender or a Rolling Tranche D Lender.

          "TRANCHE D TERM LOAN" means a loan made pursuant to Section 3 of this Agreement.

          SECTION 2. RESTATEMENT EFFECTIVE DATE. (a) The transactions provided for in Sections 3 through 6 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other place as the parties hereto shall agree upon.

          (b) The BC Borrower shall give not less than one Business Day's written notice to the Administrative Agent proposing a date as the Restatement Effective Date, and the Administrative Agent shall send copies of such notice to the Lenders. The Tranche D Commitments shall terminate at 5:00 p.m., New York City time, on April 18, 2005, if the Restatement Effective Date shall not have occurred at or prior to such time.

          (c) The Required Lenders hereby waive the limitations set forth in
Section 6.01 of the Existing Credit Agreement to the extent, but only to the extent, necessary to permit the BC Borrower to incur the Tranche D Term Loans on the Restatement Effective Date. The Required Lenders also hereby waive the requirement set forth in Section 2.11(g) of the Existing Credit Agreement that the Borrowers give three Business Days' prior notice of the prepayment of Tranche B Term Loans and Revolving Loans to be made on the Restatement Effective Date; PROVIDED that such notice shall be given not later than 5:00 p.m., New York City time, on the Business Day before the date of prepayment (it being understood that any such notice may be revoked if the Restatement Effective Date does not occur).

          (d) Until the Restated Credit Agreement becomes effective in accordance with the terms of this Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby.

          SECTION 3. TRANCHE D TERM LOANS; PREPAYMENT OF TRANCHE B TERM LOANS.
(a) Subject to the terms and conditions set forth herein, each Tranche D Lender agrees to make a Tranche D Term Loan to the BC Borrower on the Restatement Effective Date in the manner contemplated by this Section.

          (b) The BC Borrower shall give a Borrowing Request to the Administrative Agent in accordance with Section 2.03 of the Restated Credit Agreement in order to request the Borrowing of Tranche D Term Loans to be made on the Restatement Effective Date. The provisions of Sections 2.02, 2.03, 2.06 and 2.16 of the Restated Credit Agreement shall be applicable to such requested Borrowing, MUTATIS MUTANDIS, regardless of whether the Restatement Effective Date occurs (and any obligations arising under any such Section shall survive the termination of this Agreement if the Restatement Effective Date does not occur); PROVIDED that (i) notwithstanding the foregoing, the BC Borrower may request that the initial Tranche D Term Borrowing be made as a Eurodollar Borrowing later than otherwise permitted, if such request is made not later than 12:00 noon, New York City time, one Business Day before the Restatement Effective Date and (ii) in such event, the LIBO Rate for the Interest Period for such Borrowing commencing on the Restatement Effective Date will be determined by the Administrative Agent by such means as it determines to be reasonably appropriate to reflect market rates for such Interest Period, rather than in accordance with the express terms of the definition of "LIBO Rate". The provisions of Section 9.04 of the Restated Credit Agreement shall be applicable to assignments of Tranche D Commitments.

          (c) Notwithstanding anything herein to the contrary, the Tranche D Term Loans to be made by each Rolling Tranche D Lender on the Restatement Effective Date shall be made by converting Indebtedness represented by the outstanding principal amount of its Existing Term Loans (not exceeding its Rolling Tranche D Commitment) to, and exchanging such Indebtedness for, Tranche D Term Loans in an equal principal amount (on a net basis), and such Indebtedness shall remain outstanding under the Restated Credit Agreement as Tranche D Term Loans.

          (d) On the Restatement Effective Date, the BC Borrower shall prepay in full all Tranche B Term Loans then outstanding (other than Existing Term Loans exchanged for Tranche D Term Loans pursuant to paragraph (c) of this Section), together with all accrued and unpaid interest on the Tranche B Term Loans (including Existing Term Loans exchanged for Tranche D Term Loans pursuant to paragraph (c) of this Section), all amounts payable pursuant to Section 2.16 of the Existing Credit Agreement as a result of the prepayment of the Tranche B Term Loans (to the extent that the BC Borrower has received notice of such amounts) and all other amounts payable under the Existing Credit Agreement to the Tranche B Lenders in their capacity as such (to the extent that the BC Borrower has received notice of such amounts). The rights of the Tranche B Lenders under Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement shall survive such prepayment to the extent of amounts not so paid to them on the Restatement Effective Date. The exchange of any Existing Term Loans for Tranche D Term Loans pursuant to paragraph (c) of this Section shall be treated as a prepayment of such Existing Term Loans for purposes of Section 2.16 of the Existing Credit Agreement.

          (e) The BC Borrower hereby authorizes and instructs the Administrative Agent to apply the proceeds of the Tranche D Term Loans to prepay principal of the outstanding Tranche B Term Loans (other than Existing Term Loans exchanged for Tranche D Term Loans pursuant to paragraph (c) of this Section) on the Restatement Effective Date. It is understood that the BC Borrower shall be responsible for all payments required to be made pursuant to paragraph (d) of this Section to the extent not made with such proceeds.

          (f) Each Tranche B Lender that executes this Agreement specifically in the capacity as a Consenting Lender or Required Lender on a signature page hereto which does not have a Tranche D Commitment shall be deemed on the Restatement Effective Date to have consented to this Agreement but shall not have any commitment to make Tranche D Term Loans.

          SECTION 4. ADDITIONAL REVOLVING COMMITMENTS. (a) Subject to the terms and conditions set forth herein, on the Restatement Effective Date (i) each Additional Revolving Lender that is not already a Revolving Lender under the Existing Credit Agreement will become a Revolving Lender under the Restated Credit Agreement with a Revolving Commitment equal to its Additional Revolving Commitment and (ii) the Revolving Commitment under the Existing Credit Agreement of each Additional Revolving Lender that is already a Revolving Lender thereunder shall be increased by the amount of its Additional Revolving Commitment. The effect of the foregoing shall be that the total Revolving Commitments in effect under the Existing Credit Agreement will be increased by the total amount of Additional Revolving Commitments.

          (b) On the Restatement Effective Date, the BC Borrower shall prepay in full all Revolving Loans (if any) then outstanding, together with all accrued and unpaid interest on the Revolving Loans, all amounts payable pursuant to
Section 2.16 of the Existing Credit Agreement as a result of the prepayment of the Revolving Loans (to the extent that the BC Borrower has received notice of such amounts) and all accrued and unpaid commitment fees and Letter of Credit participation fees accrued pursuant to Section 2.12(a) and clause (i) of Section 2.12(b) of the Existing Credit Agreement. The BC Borrower's obligation to make such payments may be financed by making a Revolving Borrowing on the Restatement Effective Date under the Restated Credit Agreement, giving effect to the Additional Revolving Commitments, subject to applicable conditions to borrowing.

          SECTION 5. AMENDMENT OF SECURITY DOCUMENTS. The Required Restatement Lenders hereby (a) authorize the Collateral Agent to execute and deliver any amendments or modifications to the Security Documents that the Collateral Agent determines to be necessary or appropriate in connection with the Restatement Transactions and (b) consent to all such amendments or modifications; PROVIDED that such amendments or modifications to the Security Documents shall not become effective prior to the Restatement Effective Date.

          SECTION 6. AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT. Effective immediately after the exchange or prepayment of the Tranche B Term Loans pursuant to Sections 3(c) and (d) above, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto. From and after the effectiveness of such amendment and restatement, (i) the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement and (ii) the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

          SECTION 7. CONDITIONS. The consummation of the transactions set forth in Sections 3 through 6 of this Agreement, including the obligations of the Tranche D Lenders to make Tranche D Term Loans and the effectiveness of the Additional Revolving Commitments, shall be subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent (or its counsel) shall have received from the Required Restatement Lenders and each of the Holding Companies and the Borrowers either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) General Counsel of BC Holdings, substantially in the form of Exhibit B-1 to this Agreement and (ii) Kirkland & Ellis LLP, counsel for the Loan Parties, substantially in the form of Exhibit B-2 to this Agreement. Each of the Holding Companies and the Borrowers hereby requests such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance reasonably satisfactory to the Agents and their counsel.

          (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the BC Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement, with the same effect as though the Restated Credit Agreement were in effect and the Tranche D Term Loans were being made thereunder.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received (i) a completed Perfection Certificate dated the Restatement Effective Date and signed by an executive officer or Financial Officer of each of the Borrowers, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agents that the Liens indicated by such financing statements (or similar documents) are permitted by
Section 6.02 of the Restated Credit Agreement or have been released and (ii) to the extent requested by the Administrative Agent, (A) amendments to each Mortgage executed in connection with the Existing Credit Agreement providing that the Tranche D Term Loans of each Lender and any Revolving Exposure attributable to the Additional Revolving Commitments (in addition to other Obligations) shall be secured by a Lien on each Mortgaged Property and (B) a policy or policies of title insurance or title endorsement to an existing title insurance policy, issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Restatement Lenders may reasonably request. Without limiting the generality of the foregoing, the Administrative Agent shall have received a counterpart of a Reaffirmation Agreement, substantially in the form of Exhibit C to this Agreement, duly executed and delivered on behalf of each Loan Party.

          (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

          (h) The Administrative Agent shall have received from the BC Borrower
(i) an amount sufficient, together with proceeds of the Tranche D Term Loans, to make the payments required to be made pursuant to Section 3(d) hereof and (ii) an amount sufficient, together with proceeds of any Revolving Loans made under the Restated Credit Agreement on the Restatement Effective Date, to make the payments required to be made under Section 4(b) hereof.

          (i) The conditions set forth in Section 4.02 of the Restated Credit Agreement shall be satisfied with the same effect as though the Restated Credit Agreement were in effect and the Tranche D Term Loans were being made thereunder.

          (j) The Administrative Agent shall have received all documentation and other information requested by it to satisfy the requirements of bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

The Administrative Agent shall notify the Borrowers and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 6 of this Agreement and the obligations of the Tranche D Lenders to make Tranche D Term Loans hereunder and the effectiveness of the Additional Revolving Commitments, in each case shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 8 below) at or prior to 5:00 p.m., New York City time, on April 18, 2005 (and, in the event such conditions are not so satisfied or waived, the Tranche D Commitments shall terminate at such time).

          SECTION 8. EFFECTIVENESS; COUNTERPARTS; AMENDMENTS; FEES. (a) This Agreement shall become effective when copies hereof which bear the signatures of the Holding Companies, the Borrowers, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Holding Companies, the Borrowers, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9. NO NOVATION. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which (except to the extent repaid as provided herein) shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

          SECTION 10. NOTICES. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

          SECTION 11. APPLICABLE LAW; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

          SECTION 12. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                       BOISE CASCADE HOLDINGS, L.L.C.,

                                           by
                                               /s/ Wayne Rancourt
                                           ----------------------------
                                           Name:       Wayne Rancourt
                                           Title: VICE PRESIDENT AND TREASURER

                                       Principal Place of Business:
                                       1111 West Jefferson Street
                                       Boise, ID 83728
                                       TIN: 20-1478587


                                       BOISE LAND & TIMBER HOLDINGS
                                       CORP.,

                                           by
                                                /s/ Wayne Rancourt
                                           ----------------------------
                                           Name:       Wayne Rancourt
                                           Title: VICE PRESIDENT AND TREASURER

                                       Principal Place of Business:
                                       1111 West Jefferson Street
                                       Boise, ID 83728
                                       TIN: 20-1543041


                                       BOISE CASCADE, L.L.C.,

                                           by
                                                /s/ Wayne Rancourt
                                           ----------------------------
                                           Name:       Wayne Rancourt
                                           Title: VICE PRESIDENT AND TREASURER

                                       Principal Place of Business:
                                       1111 West Jefferson Street
                                       Boise, ID 83728
                                       TIN: 20-1496201

                                       BOISE LAND & TIMBER CORP.,

                                           by
                                                /s/ Wayne Rancourt
                                           ----------------------------
                                           Name:       Wayne Rancourt
                                           Title: VICE PRESIDENT AND TREASURER

                                       Principal Place of Business:
                                       1111 West Jefferson Street
                                       Boise, ID 83728
                                       TIN: 20-148 11 86

                                       JPMORGAN CHASE BANK, N.A.,
                                       individually and as Administrative Agent,

                                           by
                                                /s/ Robert Anastasio
                                           -----------------------------
                                           Name:   Robert Anastasio
                                           Title:   Vice President

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


                Name of Institution*
                                     ACCESS INSTITUTIONAL LOAN FUND


Executing as a Required Lender:         Executing as a Tranche D Lender:

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its
Portfolio Manager

By:  /s/ Dan Hattori
     ----------------------------
Name:  Dan Hattori
Title: Senior Vice President


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its
Portfolio Manager

By:  /s/ Dan Hattori
     ----------------------------
Name:  Dan Hattori
Title: Senior Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  ADAR INVESTMENT FUND LTD

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          By: ADAR Investment Management LLC
              Investment Manager


          by /s/ Abby [ILLEGIBLE]                 by
             ------------------------------          ----------------------------------
             Name: Abby [ILLEGIBLE]                  Name:
             Title: Manager                          Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

ADDISON CDO, LIMITED
By:   Pacific Investment Management Company LLC,  by
      as its Investment Advisor                      ----------------------------------
                                                     Name:
                                                     Title:
        By: /s/ Mohan V. Phansalkar
            -----------------------
               Mohan V. Phansalkar
               Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   AgFirst Farm Credit Bank

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ J. Michael Mancini, Jr.          by /s/ J. Michael Mancini, Jr.
             ------------------------------          -----------------------------------
             Name:  J. Michael Mancini, Jr.          Name:  J. Michael Mancini, Jr.
             Title: VP - Capital Markets             Title: VP - Capital Markets


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ J. Michael Mancini, Jr.          by
             ---------------------------             -----------------------------------
             Name: J. Michael Mancini, Jr.           Name:
             Title: VP - Capital Markets             Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution: AIM FLOATING RATE FUND

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Joseph Rotondo
             ------------------------------          -----------------------------------
             Name:                                   Name:  Joseph Rotondo
             Title:                                  Title: Authorized Signatory

                                                    AIM FLOATING RATE FUND
                                                    By: INVESCO Senior Secured Management, Inc.
                                                        As Sub-Adviser

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.


                                AIM FLOATING RATE FUND
          Name of Institution*  By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Adviser

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Joseph Rotondo                   by
             ------------------------------          ----------------------------------
             Name:  Joseph Rotondo                   Name:
             Title: Authorized Signatory             Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                              SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF APRIL 18, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    AIMCO CLO SERIES 2001-A

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Chris Goergen                    by /s/ Chris Goergen
             ------------------------------          ----------------------------------
             Name: CHRIS GOERGEN                     Name:  CHRIS GOERGEN
             Title:                                  Title:

          By /s/ Jerry D. Zinkula                   By /s/ Jerry D. Zinkula
             ------------------------------            ----------------------------------
             JERRY D. ZINKULA                          JERRY D. ZINKULA

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    AIMCO CDO Series 2000-A

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Chris Goergen                    by /s/ Chris Goergen
             ------------------------------          ----------------------------------
             Name: CHRIS GOERGEN                     Name:  CHRIS GOERGEN
             Title:                                  Title:

          By /s/ Jerry D. Zinkula                   By /s/ Jerry D. Zinkula
             ------------------------------           ----------------------------------
             JERRY D. ZINKULA                         JERRY D. ZINKULA

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    ALLSTATE LIFE INSURANCE COMPANY

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Chris Goergen                    by /s/ Chris Goergen
             ------------------------------          ----------------------------------
             Name: CHRIS GOERGEN                     Name:  CHRIS GOERGEN
             Title:                                  Title:

          By /s/ Jerry D. Zinkula                   By /s/ Jerry D. Zinkula
             ------------------------------            ----------------------------------
             JERRY D. ZINKULA                          JERRY D. ZINKULA

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.


                                ALZETTE EUROPEAN CLO S.A.
          Name of Institution*  By: INVESCO Senior Secured Management, Inc.
                                    As Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Joseph Rotondo                   by
             ------------------------------          ----------------------------------
             Name:  JOSEPH ROTONDO                   Name:
             Title: AUTHORIZED SIGNATORY             Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution:    ALZETTE EUROPEAN CLO S.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Joseph Rotondo
             ------------------------------          ----------------------------------
             Name:                                   Name:  Joseph Rotondo
             Title:                                  Title: Authorized Signatory

                                                    ALZETTE EUROPEAN CLO S.A.
                                                    By: INVESCO Senior Secured Management, Inc.
                                                        As Collateral Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by:                                     by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                  American Express Certificate Company
                                  By: American Express Asset Management
          Name of Institution*    Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Vincent P. Pham                  by /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                  Name:  Vincent P. Pham
             Title: Director - Operations            Title: Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*
                               -------------------------------------------------

          AMMC CLO III, LIMITED                   AMMC CLO III, LIMITED
           BY: AMERICAN MONEY MANAGEMENT CORP.,    BY: AMERICAN MONEY MANAGEMENT CORP.,
               AS COLLATERAL MANAGER                   AS COLLATERAL MANAGER

          by /s/ Chester M. Eng                   by /s/ Chester M. Eng
             ------------------------------          ----------------------------------
             Name:  CHESTER M. ENG                   Name:  CHESTER M. ENG
             Title: SENIOR VICE PRESIDENT            Title: SENIOR VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*
                               -------------------------------------------------

          AMMC CDO II, LIMITED                    AMMC CDO II, LIMITED
           BY: AMERICAN MONEY MANAGEMENT CORP.,    BY: AMERICAN MONEY MANAGEMENT CORP.,
               AS COLLATERAL MANAGER                   AS COLLATERAL MANAGER

          by /s/ Chester M. Eng                   by /s/ Chester M. Eng
             ------------------------------          ----------------------------------
             Name:  CHESTER M. ENG                   Name:  CHESTER M. ENG
             Title: SENIOR VICE PRESIDENT            Title: SENIOR VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   APEX (Trimaran) CDO I, LTD.
                                 by Trimaran Advisors, L.L.C.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ David M. Millison                by /s/ David M. Millison
             ------------------------------          ----------------------------------
             Name:  David M. Millison                Name:  David M. Millison
             Title: Managing Director                Title: Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ---------------------------             ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES II LEVERAGED INVESTMENT FUND II, L.P.

EXECUTING AS A REQUIRED LENDER:
By:  ARES Management II, L.P.
Its: General Partner

By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES III CLO LTD.

EXECUTING AS A REQUIRED LENDER:
By:  ARES CLO Management, LLC
Its: Investment Manager

By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES IV CLO LTD.


EXECUTING AS A REQUIRED LENDER:
By:  Ares CLO Management IV, LP
Its: Investment Manager

By:  Ares CLO GP IV, LLC
Its: Managing Member


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES V CLO LTD.


EXECUTING AS A REQUIRED LENDER:
By:  Ares CLO Management V, LP
Its: Investment Manager

By:  Ares CLO GP V, LLC
Its: Managing Member


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES VI CLO LTD.


EXECUTING AS A REQUIRED LENDER:              Executing as a Tranche D Lender:
By:  Ares CLO Management VI, LP
Its: Investment Manager

By:  Ares CLO GP VI, LLC
Its: Managing Member


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES VII CLO LTD.


EXECUTING AS A REQUIRED LENDER:
By:  Ares CLO Management VII, LP
Its: Investment Manager

By:  Ares CLO GP VII, LLC
Its: General Partner


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES VIII CLO LTD.


EXECUTING AS A REQUIRED LENDER:
By:  Ares CLO Management VIII, LP
Its: Investment Manager

By:  Ares CLO GP VII, LLC
Its: General Partner


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES IX CLO LTD.


EXECUTING AS A REQUIRED LENDER:
By:  Ares CLO Management IX, LP
Its: Investment Manager

By:  Ares CLO GP IX, LLC
Its: General Partner


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES TOTAL VALUE FUND, L.P.


EXECUTING AS A REQUIRED LENDER:
By:  Ares Total Value Management LLC
Its: General Partner


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*   ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD


EXECUTING AS A REQUIRED LENDER:
By:  Ares Enhanced Loan Management, LP
Its: Investment Manager

By:  Ares Enhanced Loan GP, LLC
Its: General Partner


By: /s/ Seth J. Brufsky
    ---------------------------
Name:   Seth J. Brufsky
Title:  Vice President


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Atlas Capital Funding, Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          By  Structured Asset Investors, LLC
          Its Investment Manager

          by /s/ Bryan P. McGrath                by
             ---------------------------            -----------------------------------
             Name:  Bryan P. McGrath                Name:
             Title:   Vice President                Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.



          Name of Institution*   Atrium CDO

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ David H. Lerner                  by /s/ David H. Lerner
             ------------------------------          ----------------------------------
             Name:   DAVID H. LERNER                 Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY            Title:  AUTHORIZED SIGNATORY


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Atrium II

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ David H. Lerner                  by /s/ David H. Lerner
             ------------------------------          ----------------------------------
             Name:   DAVID H. LERNER                 Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY            Title:  AUTHORIZED SIGNATORY


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Atrium III

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ David H. Lerner                  by /s/ David H. Lerner
             ------------------------------          ----------------------------------
             Name:   DAVID H. LERNER                 Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY            Title:  AUTHORIZED SIGNATORY


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    AURUM CLO 2002 - 1 LTD.,
                                  BY: COLUMBIA MANAGEMENT ADVISORS, INC
                                  AS PORTFOLIO MANAGER

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Mark S. Pelletier                by /s/ Mark S. Pelletier
             ------------------------------          ----------------------------------
             Name:  MARK S. PELLETIER                Name:  MARK S. PELLETIER
             Title: DIRECTOR                         Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Mark S. Pelletier                by
             ----------------------------            ----------------------------------
             Name:  MARK S. PELLETIER                Name:
             Title: DIRECTOR                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.

                                 AVALON CAPITAL LTD. 3
                                 By: INVESCO Senior Secured Management, Inc.
          Name of Institution*       As Asset Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Joseph Rotondo                   by
             ------------------------------          ----------------------------------
             Name:   Joseph Rotondo                  Name:
             Title:  Authorized Signatory            Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  AVALON CAPITAL LTD. 3

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Joseph Rotondo
             ------------------------------          ----------------------------------
             Name:                                   Name:  Joseph Rotondo
             Title:                                  Title: Authorized Signatory
                                                     AVALON CAPITAL LTD. 3
                                                     By: INVESCO Senior Secured Management, Inc.
                                                         As Asset Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Avenue CLO Fund, Limited

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Richard D'addario                by
             ----------------------------            ----------------------------------
             Name:   RICHARD D'ADDARIO               Name:
             Title:  SENIOR PORTFOLIO MANAGER        Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Azure Funding

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Frank Fletcher                   by
             ----------------------------            ----------------------------------
             Name:   FRANK FLETCHER                  Name:
             Title:  DIRECTOR                        Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*  BABSON CLO LTD. 2003-I

Executing as a Required Lender:         Executing as a Tranche D Lender:


by                                      By: Babson Capital Management LLC as
                                        Collateral Manager

                                           /s/ Johan W. Stelwagon
   ------------------------------          ----------------------------------
   Name:                                   Name:  JOHAN W. STELWAGON
   Title:                                  Title:  Managing Director


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

by                                      by
   ----------------------------            ----------------------------------
   Name:                                   Name:
   Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*  BABSON CLO LTD. 2004-I

Executing as a Required Lender:         Executing as a Tranche D Lender:


by                                      By: Babson Capital Management LLC as
                                        Collateral Manager

                                           /s/ Johan W. Stelwagon
   ------------------------------          ----------------------------------
   Name:                                   Name:  JOHAN W. STELWAGON
   Title:                                  Title:  Managing Director


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

by                                      by
   ----------------------------            ----------------------------------
   Name:                                   Name:
   Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
       BALLYROCK CLO II Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Lisa Rymut
             ------------------------------          ----------------------------------
             Name:                                   Name:  Lisa Rymut
             Title:                                  Title: Assistant Treasurer


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
           BALLYROCK CDO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Lisa Rymut
             ------------------------------          ----------------------------------
             Name:                                   Name:  Lisa Rymut
             Title:                                  Title: Assistant Treasurer


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Bank of America, N.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Thomas R. Sullivan               by /s/ Thomas R. Sullivan
             ------------------------------          ----------------------------------
             Name:  Thomas R. Sullivan               Name:  Thomas R. Sullivan
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by /s/ Thomas R. Sullivan
             ----------------------------            ----------------------------------
             Name:                                   Name:  Thomas R. Sullivan
             Title:                                  Title: Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Bank of Montreal - $20,000,000.00 Revolving
                                 Commitment

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by /s/ Joann L. Holman
             ----------------------------            ----------------------------------
             Name:                                   Name:  Joann L. Holman
             Title:                                  Title: Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                               --------------------------------------

          Executing as a Required Lender:         Executing as a Tranche D Lender:


                                                  BANK OF MONTREAL
          by                                      By: HIM Monegy, Inc. as agent
             ------------------------------
             Name:
             Title:

                                                  /s/ [ILLEGIBLE]
                                                  ------------------------------


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Bear Stearns Institutional Loan Master Fund, Ltd

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ [ILLEGIBLE]
             ------------------------------          ----------------------------------
             Name:                                   Name:  [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*      Bear Stearns Institutional Loan
                                               Master Fund
                                 By: Bear Stearns Asset Management Inc.
                                         as its attorney-in-fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Niall D. Rosenzweig
             ------------------------------          ----------------------------------
             Name:                                   Name:  NIALL D. ROSENZWEIG
             Title:                                  Title: MANAGING DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*     Bear Stearns Loan Trust
                                   By: Bear Stearns Asset Management, Inc.,
                                   as its attorney-in-fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Niall D. Rosenzweig
             ------------------------------          ----------------------------------
             Name:                                   Name:  NIALL D. ROSENZWEIG
             Title:                                  Title: MANAGING DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ----------------------------            ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Bear Stearns Loan Trust

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ [ILLEGIBLE]
             ------------------------------          ----------------------------------
             Name:                                   Name:  [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    BIG SKY SENIOR LOAN FUND, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             ------------------------------          ----------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    BIG SKY III SENIOR LOAN TRUST
                                    BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             ------------------------------          ----------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  BILL & MELINDA GATES FOUNDATION

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      By: Babson Capital Management LLC as
                                                      Investment Adviser


                                                     /s/ David P. Wells
             ------------------------------          ----------------------------------
             Name:                                   Name:  David P. Wells, CFA
             Title:                                  Title:  Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   BIRCHWOOD FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
             ------------------------------          ----------------------------------
             Name:  Meredith J. Koslick              Name:  Meredith J. Koslick
             Title: Assistant Vice President         Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                        SIGNATURE PAGE TO THE AMENDMENT AND
                                        RESTATEMENT AGREEMENT, DATED AS OF
                                        ________, 2005, AMONG BOISE CASCADE
                                        HOLDINGS L.L.C., BOISE LAND & TIMBER
                                        HOLDINGS CORP., BOISE CASCADE, L.L.C.,
                                        BOISE LAND & TIMBER CORP., THE LENDERS
                                        PARTY THERETO AND JPMORGAN CHASE BANK,
                                        N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  BlackRock (on behalf of the funds listed below)*

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ [ILLEGIBLE]                      by /s/ [ILLEGIBLE]
             ------------------------------         -----------------------------------
             Name:                                  Name:
             Title:                                 Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    -----------------------------------
                                                    Name:
                                                    Title:

* BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
  BLACKROCK LIMITED DURATION INCOME TRUST
  BLACKROCK SENIOR INCOME SERIES
  MAGNETITE ASSET INVESTORS LLC
  MAGNETITE ASSET INVESTORS III LLC
  MAGNETITE IV CLO, LIMITED
  MAGNETITE V CLO, LIMITED
  SENIOR LOAN PORTFOLIO
  SENIOR LOAN FUND

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   BLUE SQUARE FUNDING LIMITED SERIES 3

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Alice L. Wagner                  by
             ------------------------------          ----------------------------------
             Name:   Alice L. Wagner                 Name:
             Title:  Vice President                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   BOSTON HARBOR CLO 2004-1, LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Beth Mazor
             ------------------------------          ----------------------------------
             Name:                                   Name:  Beth Mazor
             Title:                                  Title: V.P.


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Braymoor & Co.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ [ILLEGIBLE]
             ------------------------------          ----------------------------------
             Name:                                   Name:  [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   Braymoor & Co.
                                 By: Bear Stearns Asset Management, Inc.
                                 as its attorney-in-fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Niall D. Rosenzweig
             ------------------------------          ----------------------------------
             Name:                                   Name:  NIALL D. ROSENZWEIG
             Title:                                  Title: MANAGING DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                                BRYN MAWR CLO, Ltd.

Executing as a Required Lender:         Executing as a Tranche D Lender:

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By: /s/ Dan Hattori
    -------------------
Name:  Dan Hattori
Title: Senior Vice President


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By: /s/ Dan Hattori
    -------------------
Name:  Dan Hattori
Title: Senior Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                 BUSHNELL CBNA LOAN FUNDING LLC,
                                 FOR ITSELF OR AS AGENT FOR BUSHNELL
          Name of Institution*   CFPF LOAN FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Janet Haack                      by /s/ Janet Haack
             ------------------------------          ----------------------------------
             Name:       JANET HAACK                  Name:       JANET HAACK
             Title:  AS ATTORNEY-IN-FACT              Title:  AS ATTORNEY-IN-FACT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Calyon New York Branch

Executing as a Required Lender:         Executing as a Tranche D Lender:


/s/ Rod Hurst                           /s/ Rod Hurst
------------------------------          ----------------------------------
Rod Hurst                               Rod Hurst
Director                                Director


/s/ James Gibson                        /s/ James Gibson
------------------------------          ----------------------------------
James Gibson                            James Gibson
Managing Director                       Managing Director

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CANADIAN IMPERIAL BANK OF COMMERCE

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ John O' Dowd                     by
             ------------------------------          ----------------------------------
             Name:  JOHN O' DOWD                    Name:
             Title: AUTHORIZED SIGNATORY            Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CANADIAN IMPERIAL BANK OF COMMERCE

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ John O' Dowd                     by
             ------------------------------          ----------------------------------
             Name:  JOHN O' DOWD                     Name:
             Title: AUTHORIZED SIGNATORY             Title:


By: /s/ Milena Grgic
    ----------------------
    Name:   MILENA GRGIC
    Title:  Authorized Signatory

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CDL LOAN FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Jason Trala                      by
             ------------------------------          ----------------------------------
             Name:  JASON TRALA                      Name:
             Title: Attorney-In-Fact                 Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


Name of Institution*

Executing as a Consenting Lender:


                                           CELERITY CLO LIMITED
                                           By:   TCW Advisors, Inc.,
                                                 As Agent


                                           By /s/ Matthew A. Miller
                                              ---------------------------
                                              Name:  MATTHEW A. MILLER
                                              Title: MANAGING DIRECTOR


                                           By /s/ Jonathan R. Insull
                                              ---------------------------
                                              Name:  JONATHAN R. INSULL
                                              Title: MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                 Centurion CDO VI, Ltd.
                                 By: American Express Asset Management
          Name of Institution*   Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Vincent P. Pham                  by /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                 Name:   Vincent P. Pham
             Title: Director - Operations           Title:  Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                 Centurion CDO II, Ltd.
                                 By: American Express Asset Management
          Name of Institution*   Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Vincent P. Pham               by    /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                  Name:   Vincent P. Pham
             Title: Director - Operations            Title:  Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                 Centurion CDO 8, Limited.
                                 By: American Express Asset Management
          Name of Institution*   Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Vincent P. Pham               by    /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                  Name:  Vincent P. Pham
             Title: Director - Operations            Title: Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


                                 Centurion CDO III, Ltd.
                                 By: American Express Asset Management Group,
          Name of Institution*   Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Vincent P. Pham               by    /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                  Name:  Vincent P. Pham
             Title: Director - Operations            Title: Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


                                 Centurion CDO VII, Ltd.
                                 By: American Express Asset Management
          Name of Institution*   Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Vincent P. Pham               by    /s/ Vincent P. Pham
             ------------------------------          ----------------------------------
             Name:  Vincent P. Pham                  Name:  Vincent P. Pham
             Title: Director - Operations            Title: Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution:  CHAMPLAIN CLO LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by    /s/ Joseph Rotondo
             ------------------------------          ----------------------------------
             Name:                                   Name:      Joseph Rotondo
             Title:                                  Title:  Authorized Signatory

                                                     CHAMPLAIN CLO, LTD.
                                                     By: INVESCO Senior Secured Management, Inc.
                                                         As Collateral Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                 CHARTER VIEW PORTFOLIO
                                 By: INVESCO Senior Secured Management, Inc.
          Name of Institution*       As Investment Advisor

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Joseph Rotondo                   by
             ------------------------------          ----------------------------------
             Name:  JOSEPH ROTONDO                   Name:
             Title: AUTHORIZED SIGNATORY             Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     ----------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution: CHARTER VIEW PORTFOLIO

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by    /s/ Joseph Rotondo
             ------------------------------          ----------------------------------
             Name:                                   Name:      Joseph Rotondo
             Title:                                  Title:  Authorized Signatory

                                                     CHARTER VIEW PORTFOLIO
                                                     By: INVESCO Senior Secured Management, Inc.
                                                         As Investment Advisor

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CITADEL HILL 2004 Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Brian Cerreta                 by    /s/ Brian Cerreta
             ------------------------------          ----------------------------------
             Name:   BRIAN CERRETA                   Name:   BRIAN CERRETA
             Title:  Authorized Signatory            Title:  Authorized Signatory


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CITADEL HILL 2000 Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Brian Cerreta                 by    /s/ Brian Cerreta
             ------------------------------          ----------------------------------
             Name:   BRIAN CERRETA                   Name:   BRIAN CERRETA
             Title:  Authorized Signatory            Title:  Authorized Signatory


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*   CITIBANK, N.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ David E. Graber                  by
             ------------------------------          ----------------------------------
             Name:  DAVID E. GRABER                  Name:
             Title: Attorney-In-Fact                 Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

Name of Institution*   Citigroup Investments Corporate Loan Fund Inc.
                       By: Travelers Asset Management International Company LLC

Executing as a Required Lender:                   Executing as a Tranche D Lender:
By: Citigroup Investments Corporate Loan          Citigroup Investments Corporate Loan
Fund Inc. By: Travelers Asset Management          Fund Inc.: By Travelers Asset Management
International Company LLC                         International Company LLC


/s/ Roger Yee                                        /s/ Roger Yee
------------------------------                       ----------------------------------
Name:  Roger Yee                                     Name:  Roger Yee
Title: Vice President                                Title: Vice President


Executing as a Consenting Lender:                    Executing as an Additional
                                                     Revolving Lender:
by                                                   by



------------------------------                       ----------------------------------
Name:                                                Name:
Title:                                               Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:
CLARENVILLE CDO, SA
By:   Pacific Investment Management Company LLC,  by
      as its Investment Advisor                      ----------------------------------
                                                     Name:
                                                     Title:
         By: /s/ Mohan V. Phansalkar
             -----------------------------
                MOHAN V. PHANSALKAR
                MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Classic Cayman B.D. Limited

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             ------------------------------          ----------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ [ILLEGIBLE]                      by
             ------------------------------          ----------------------------------
             Name:  [ILLEGIBLE]                      Name:
             Title: Authorized Signatory             Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Clydesdale CLO 2001-1, Ltd.

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Elizabeth MacLean
             ------------------------------------        ---------------------------------
             Name: NOMURA CORPORATE RESEARCH             Name:   Elizabeth MacLean
             Title:   AND ASSET MANAGEMENT INC.          Title:       Director
                                AS
                        COLLATERAL MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Clydesdale CLO 2003 Ltd.

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Elizabeth MacLean
             ------------------------------------        ---------------------------------
             Name: NOMURA CORPORATE RESEARCH             Name:   Elizabeth MacLean
             Title:   AND ASSET MANAGEMENT INC.          Title:       Director
                                AS
                        COLLATERAL MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Clydesdale CLO 2004, Ltd.

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Elizabeth MacLean
             ------------------------------------        ---------------------------------
             Name: NOMURA CORPORATE RESEARCH             Name:   Elizabeth MacLean
             Title:   AND ASSET MANAGEMENT INC.          Title:       Director
                                AS
                       INVESTMENT MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


                                 CLT, L.P.
          Name of Institution*   By Royal Bank of Canada as Collateral Manager

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Melissa Marano                       by /s/ Melissa Marano
             ------------------------------------        ---------------------------------
             Name:       Melissa Marano                  Name:       Melissa Marano
             Title:   Authorized Signatory               Title:   Authorized Signatory


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

Name of Institution*  C.M. LIFE INSURANCE COMPANY

Executing as a Required Lender:             Executing as a Tranche D Lender:


by                                          By: Babson Capital Management LLC as
                                            Investment Sub-Adviser

                                               /s/ David P. Wells, CFA
   --------------------------------            ---------------------------------
   Name:                                       Name:   David P. Wells, CFA
   Title:                                      Title:   Managing Director


Executing as a Consenting Lender:           Executing as an Additional Revolving Lender:

by                                          by
   ------------------------------              ---------------------------------
   Name:                                       Name:
   Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CoBank, ACB

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Michael Tousignant                   by /s/ Michael Tousignant
             ------------------------------------        ---------------------------------
             Name:   Michael Tousignant                  Name:   Michael Tousignant
             Title:  Vice President                      Title:  Vice President


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by /s/ Michael Tousignant                   by
             ------------------------------              ---------------------------------
             Name:  Michael Tousignant                   Name:
             Title: Vice President                       Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Commerzbank AG, New York and Grand Cayman Branches

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by /s/ Christian Jagenberg
             ------------------------------              ---------------------------------
             Name:                                       Name:  Christian Jagenberg
             Title:                                      Title: SVP & Manager


                                                         /s/ Yangling Joanne Si
                                                         ---------------------------------
                                                         Name:  Yangling Joanne Si
                                                         Title: AVP

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


                                 CONSTANTINUS EATON VANCE CDO V, LTD.
                                     BY: EATON VANCE MANAGEMENT
          Name of Institution*          AS INVESTMENT ADVISOR

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof                   by /s/ Michael B. Botthof
             ------------------------------------        ---------------------------------
             Name:   Michael B. Botthof                  Name:   Michael B. Botthof
             Title:  Vice President                      Title:  Vice President


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CONTINENTAL CASUALTY COMPANY

          Executing as a Required Lender:                    Executing as a Tranche D Lender:

          by /s/ Marilou R. McGirr                           by /s/ Marilou R. McGirr
             ------------------------------------               ---------------------------------
             Name:          Marilou R. McGirr                   Name:           Marilou R. McGirr
             Title: Vice President and Assistant Treasurer      Title: Vice President and Assistant Treasurer

                                                                                                   By:
                                                                                                      --------
                                                                                                   Date: 4-11-05
                                                                                                         -------

                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*     Cooksmill

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by /s/ John A.M Campbell                    by
             ------------------------------              ---------------------------------
             Name:  JOHN A.M CAMPBELL                    Name:
             Title: Authorised Signatory                 Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

EXECUTING AS REQUIRED LENDER:


COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK BRANCH,
AS LENDER


By:    /s/ John McHugh
       ------------------------------
Name:  John McHugh
Title: Executive Director


By:    /s/ Rebecca O. Morrow
       ------------------------------
Name:      Rebecca O. Morrow
Title:     Executive Director

EXECUTING AS CONSENTING LENDER:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK BRANCH,
AS CONSENTING LENDER


By:      /s/ John McHugh
        ------------------------------
Name:   John McHugh
Title:  Executive Director


By:     /s/ Rebecca O. Morrow
        ------------------------------
Name:        Rebecca O. Morrow
Title:       Executive Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CSAM Funding I

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ David H. Lerner                      by /s/ David H. Lerner
             ------------------------------------        ---------------------------------
             Name:   DAVID H. LERNER                     Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY                Title:  AUTHORIZED SIGNATORY


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CSAM Funding II

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ David H. Lerner                      by /s/ David H. Lerner
             ------------------------------------        ---------------------------------
             Name:   DAVID H. LERNER                     Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY                Title:  AUTHORIZED SIGNATORY


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CSAM Funding III

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ David H. Lerner                      by /s/ David H. Lerner
             ------------------------------------        ---------------------------------
             Name:   DAVID H. LERNER                     Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY                Title:  AUTHORIZED SIGNATORY


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CSAM Funding IV

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ David H. Lerner                      by /s/ David H. Lerner
             ------------------------------------        ---------------------------------
             Name:   DAVID H. LERNER                     Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY                Title:  AUTHORIZED SIGNATORY


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    CSAM SLF

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ David H. Lerner                      by /s/ David H. Lerner
             ------------------------------------        ---------------------------------
             Name:   DAVID H. LERNER                     Name:   DAVID H. LERNER
             Title:  AUTHORIZED SIGNATORY                Title:  AUTHORIZED SIGNATORY


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

Name of Institution*

Executing as a Consenting Lender:

                                             C-SQUARED CDO LTD.

                                BY: TCW ADVISORS, INC., AS ITS
                                PORTFOLIO MANAGER


                                     By: /s/ Jonathan R. Insull
                                         ---------------------------
                                     Name:  JONATHAN R. INSULL
                                     Title: MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Deutsche Bank

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Susan LeFevre                        by
             ------------------------------              ---------------------------------
             Name:  Susan LeFevre                        Name:
             Title:   Director                           Title:

          by /s/ Omayra Laucella
             ------------------------------
             Name:  Omayra Laucella
             Title: Vice President


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  DIVERSIFIED CREDIT PORTFOLIO LTD.

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Joseph Rotondo
             ------------------------------              ---------------------------------
             Name:                                       Name:      Joseph Rotondo
             Title:                                      Title:  Authorized Signatory

                                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                                        By: INVESCO Senior Secured Management, Inc.
                                                            as Investment Adviser

          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


                                 DIVERSIFIED CREDIT PORTFOLIO LTD.
                                  By: INVESCO Senior Secured Management, Inc.
          Name of Institution*        as Investment Adviser

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Joseph Rotondo                       by
             ------------------------------------        ---------------------------------
             Name:   Joseph Rotondo                      Name:
             Title:  Authorized Signatory                Title:


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*    Dryden III[cad 228]Leveraged Loan  CDO 2002

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Martha Tuttle                        by
             ------------------------------------        ---------------------------------
             Name:  Martha Tuttle                      Name:
             Title:   Principal                        Title:


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Dryden VII [cad 228] Leveraged Loan   CDO 2004

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Martha Tuttle                        by
             ------------------------------------         ---------------------------------
             Name:  Martha Tuttle                         Name:
             Title:   Principal                           Title:


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                   EAGLE LOAN TRUST
                                   By:   Stanfield Capital Partners, LLC
          Name of Institution*     as its Collateral Manager

          Executing as a Required Lender:             Executing as a Tranche D Lender:


          by /s/ Christopher E. Jansen               by
             ------------------------------              ---------------------------------
             Name: Christopher E. Jansen                 Name:
             Title:   Managing Partner                   Title:


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

Name of Institution*    EAGLE MASTER FUND LTD.
                        By: Citigroup Alternative Investments LLC, as Investment
                        Manager for and on behalf of Eagle Master Fund Ltd.

Executing as a Required Lender:                   Executing as a Tranche D Lender:
By: EAGLE MASTER FUND LTD.                        BY: EAGLE MASTER FUND LTD.
By: Citigroup Alternative Investments LLC         By: Citigroup Alternative Investments LLC
As Investment Manager for and on behalf of        As Investment Manager for and behalf of
Eagle Master                                      Eagle Master


/s/ Roger Yee                                        /s/ Roger Yee
------------------------------                       ----------------------------------
Name:  Roger Yee                                     Name:  Roger Yee
Title: Vice President                                Title: Vice President


Executing as a Consenting Lender:                    Executing as an Additional
                                                     Revolving Lender:
By:                                                  By:


------------------------------                       ----------------------------------
Name:                                                Name:
Title:                                               Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

                                    EATON VANCE FLOATING-RATE
                                           INCOME TRUST
                                    BY: EATON VANCE MANAGEMENT
          Name of Institution*          AS INVESTMENT ADVISOR

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof                   by /s/ Michael B. Botthof
             ------------------------------              ---------------------------------
             Name:  Michael B. Botthof                   Name:  Michael B. Botthof
             Title: Vice President                       Title: Vice President


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      EATON VANCE SENIOR
                                    FLOATING-RATE TRUST
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         ------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      EATON VANCE
                                    VT FLOATING-RATE INCOME FUND
                                    BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         ------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      EATON VANCE
                                    LIMITED DURATION INCOME FUND
                                    BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      EATON VANCE INSTITUTION SENIOR LOAN FUND
                                          BY: EATON VANCE MANAGEMENT
                                              AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      EATON VANCE CDO III, LTD.
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*       EATON VANCE CDO VI LTD.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    EATON VANCE SENIOR INCOME TRUST
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Fidelity Fixed-Income Trust: Fidelity High
                                 Income Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ John H. Costello
             -------------------------------         --------------------------------------
             Name:                                   Name:  John H. Costello
             Title:                                  Title: Assistant Treasurer


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* ECL Funding LLC for itself or as agent for
                               ECL2 Funding LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ [ILLEGIBLE]                      by /s/ [ILLEGIBLE]
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title: AS ATTORNEY-IN-FACT              Title: AS ATTORNEY-IN-FACT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      ELF FUNDING TRUST I
                                    BY: Highland Capital Management, L.P.
                                    as Collateral Manager

          Executing as a Required Lender:              Executing as a Tranche D Lender:

          by /s/ David Lancelot                        by /s/ David Lancelot
             --------------------------------------       --------------------------------------
             Name:  David Lancelot                        Name:  David Lancelot
             Title: Treasurer                             Title: Treasurer
                    Highland Capital Management, L.P.            Highland Capital Management, L.P.


          Executing as a Consenting Lender:            Executing as an Additional Revolving
                                                       Lender:

          by                                           by
             --------------------------------------       --------------------------------------
             Name:                                        Name:
             Title:                                       Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  ELF Funding Trust III
                                By: New York Life Investment Management LLC
                                    as Attorney-In-Fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:  F. David Melka
             Title:                                  Title: Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Farm Credit Bank of Texas

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Eric J. Paul                  by    /s/ Eric J. Paul
             -------------------------------         --------------------------------------
             Name:  Eric J. Paul                     Name:  Eric J. Paul
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Fidelity Advisor Series II: Fidelity
                                Advisor Floating Rate High Income Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by    /s/ John H. Costello
             -------------------------------         --------------------------------------
             Name:                                   Name:  John H. Costello
             Title:                                  Title: Assistant Treasurer


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ [ILLEGIBLE]                      by
             -------------------------------         --------------------------------------
             Name:  [ILLEGIBLE]                      Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Fidelity Fixed-Income Trust: Fidelity High
                                Income Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ John H. Costello                 by
             -------------------------------         --------------------------------------
             Name:  John H. Costello                 Name:
             Title: Assistant Treasurer              Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Fidelity Advisor Series II: Fidelity
                                Advisor Floating Rate High Income Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ John H. Costello                 by
             -------------------------------         --------------------------------------
             Name:  John H. Costello                 Name:
             Title: Assistant Treasurer              Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Consenting Lender:

                FIRST 2004-II CLO, LTD.
                By: TCW Advisor, Inc.,
                its Collateral Manager


                By: /s/ Matthew A. Miller
                   -------------------------------
                Name:  MATTHEW A. MILLER
                Title  MANAGING DIRECTOR

                By: /s/ Jonathan R. Insull
                   -------------------------------
                Name:  JONATHAN R. INSULL
                Title  MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Consenting Lender:


                FIRST 2004-I CLO, LTD.
                By: TCW Advisor, Inc.,
                its Collateral Manager


                By: /s/ Matthew A. Miller
                   -------------------------------
                Name:  MATTHEW A. MILLER
                Title  MANAGING DIRECTOR

                By: /s/ Jonathan R. Insull
                   -------------------------------
                Name:  JONATHAN R. INSULL
                Title  MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* FIRST TRUST / FOUR CORNERS SENIOR FLOATING RATE
                               INCOME FUND

          Executing as a Required Lender:            Executing as a Tranche D Lender:

          By: Four Corners Capital Management LLC,   By: Four Corners Capital Management LLC,
              as Sub-Advisor                             as Sub-Advisor

          by /s/ Dean F. Valentine                   by /s/ Dean F. Valentine
             -------------------------------            --------------------------------------
             Name:  Dean F. Valentine                   Name:  Dean F. Valentine
             Title: Vice President                      Title: Vice President


          Executing as a Consenting Lender:          Executing as an Additional Revolving
                                                     Lender:

          by                                         by
             -------------------------------            --------------------------------------
             Name:                                      Name:
             Title:                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FIRST TRUST / FOUR CORNERS SENIOR FLOATING RATE
                                INCOME FUND II

          Executing as a Required Lender:            Executing as a Tranche D Lender:

          By: Four Corners Capital Management LLC,   By: Four Corners Capital Management LLC,
              as Sub-Advisor                             as Sub-Advisor

          by /s/ Dean F. Valentine                   by /s/ Dean F. Valentine
             -------------------------------            -----------------------------------
             Name:  Dean F. Valentine                Name:  Dean F. Valentine
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:          Executing as an Additional Revolving
                                                     Lender:

          by                                         by
             -------------------------------            --------------------------------------
             Name:                                      Name:
             Title:                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* First Trust/Highland Capital Floating Rate
                               Income Fund
                               By: Highland Capital Management, L.P., its
                                   Investment Sub-Advisor

          Executing as a Required Lender:               Executing as a Tranche D Lender:

          by   /s/ Todd Travers                         by   /s/ Todd Travers
             -------------------------------            --------------------------------------
             Name:           Todd Travers               Name:           Todd Travers
             Title:     Senior Portfolio Manager        Title:     Senior Portfolio Manager
                    Highland Capital Management, L.P.          Highland Capital Management, L.P.


          Executing as a Consenting Lender:             Executing as an Additional Revolving
                                                        Lender:

          by                                            by
             -------------------------------               --------------------------------------
             Name:                                         Name:
             Title:                                        Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* FLAGSHIP CAPITAL CLO II
                               BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Mark S. Pelletier                by /s/ Mark S. Pelletier
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLETIER                Name:  MARK S. PELLETIER
             Title: DIRECTOR                         Title: DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Mark S. Pelletier                by
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLETIER                Name:
             Title: DIRECTOR                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FLAGSHIP CAPITAL CLO 2001-1
                                BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Mark S. Pelletier                by /s/ Mark S. Pelletier
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLETIER                Name:  MARK S. PELLETIER
             Title: DIRECTOR                         Title: DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Mark S. Pelletier                by
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLETIER                Name:
             Title: DIRECTOR                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FLAGSHIP CAPITAL CLO III
                                BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Mark S. Pellitier                by /s/ Mark S. Pelletier
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLITIER                Name:  MARK S. PELLETIER
             Title: DIRECTOR                         Title: DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Mark S. Pelletier                by
             -------------------------------         --------------------------------------
             Name:  MARK S. PELLETIER                Name:
             Title: DIRECTOR                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Floating Rate Income Strategies Fund, Inc.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Floating Rate Income Strategies Fund II, Inc.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         ------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FOREST CREEK CLO, Ltd.

          Executing as a Required Lender:            Executing as a Trache D Lender:


        FOREST CREEK CLO, Ltd.
        By: Deerfield Capital Management, LLC as its
        Collateral Manager  _________________

        By: /s/ Dan Harrori
            -----------------------
        Name: Dan Harrori
        Title: Senior Vice President


        Executing as a Consenting Lender:            Executing as an Additional Revolving
                                                     Lender:

        FOREST CREEK CLO, Ltd.
        By: Deerfield Capital Management LLC as its
        Collateral Manager  ________________

        By: /s/ Dan Harrori
            -----------------------
        Name:  Dan Harrori
        Title: Senior Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FORTRESS PORTFOLIO TRUST

          Executing as a Required Lender:           Executing as a Tranche D Lender:

          By: Four Corners Capital Management LLC,  By: Four Corners Capital Management LLC,
              as Sub-Advisor                            as Investment Advisor

          by /s/ Dean F. Valentine                     by /s/ Dean F. Valentine
             -------------------------------           --------------------------------------
             Name:  Dean F. Valentine                  Name:  Dean F. Valentine
             Title: Vice President                     Title: Vice President


          Executing as a Consenting Lender:         Executing as an Additional Revolving
                                                    Lender:

          by                                        by
             -------------------------------           --------------------------------------
             Name:                                     Name:
             Title:                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Franklin CLO I, Limited

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ David Ardini                   by   /s/ David Ardini
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:   DAVID ARDINI
             Title: VICE PRESIDENT                   Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ David Ardini                   by
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:
             Title: VICE PRESIDENT                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Franklin CLO II, Limited

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ David Ardini                   by   /s/ David Ardini
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:   DAVID ARDINI
             Title: VICE PRESIDENT                   Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ David Ardini                   by
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:
             Title: VICE PRESIDENT                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Franklin CLO III, Limited

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ David Ardini                   by   /s/ David Ardini
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:   DAVID ARDINI
             Title: VICE PRESIDENT                   Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ David Ardini                   by
             -------------------------------         --------------------------------------
             Name:   DAVID ARDINI                    Name:
             Title: VICE PRESIDENT                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FRANKLIN CLO IV, LIMITED

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ David Ardini                   by   /s/ David Ardini
             -------------------------------         --------------------------------------
             Name:   David Ardini                    Name:   David Ardini
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ David Ardini                   by
             -------------------------------         --------------------------------------
             Name:   David Ardini                    Name:
             Title: Vice President                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Franklin Floating Rate Trust

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ Richard Hsu                    by   /s/ Richard Hsu
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:   Richard Hsu
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ Richard Hsu                    by
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:
             Title: Vice President                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Franklin Floating Rate Master Series

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ Richard Hsu                    by   /s/ Richard Hsu
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:   Richard Hsu
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ Richard Hsu                    by
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:
             Title: Vice President                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  FRANKLIN FLOATING RATE
                                  DAILY ACCESS FUND

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ Richard Hsu                    by   /s/ Richard Hsu
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:   Richard Hsu
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ Richard Hsu                    by
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:
             Title: Vice President                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*      FRANKLIN TEMPLETON
                                LIM. DURATION INCOME TRUST

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ Richard Hsu                    by   /s/ Richard Hsu
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:   Richard Hsu
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by   /s/ Richard Hsu                    by
             -------------------------------         --------------------------------------
             Name:   Richard Hsu                     Name:
             Title: Vice President                   Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Madison Park Funding I

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by   /s/ David H. Lerner                    by   /s/ David H. Lerner
             -------------------------------         --------------------------------------
             Name:  DAVID H. LERNER                  Name:  DAVID H. LERNER
             Title: AUTHORIZED SIGNATORY             Title: AUTHORIZED SIGNATORY


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     --------------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  MainStay Floating Rate Fund,
                                a series of Eclipse Funds Inc.
                               By: New York Life Investment Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by   /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:  F. David Melka
             Title:                                  Title: Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* MAPLEWOOD (CAYMAN) LIMITED

Executing as a Required Lender:         Executing as a Tranche D Lender:

by                                      By: Babson Capital Management LLC as
                                        Investment Manager

                                                  /s/ David P. Wells
   -------------------------------         --------------------------------------
   Name:                                   Name:  David P. Wells, CFA
   Title:                                  Title:  Managing Director


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

by                                      by
   -------------------------------         --------------------------------------
   Name:                                   Name:
   Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* MARKET SQUARE CLO, Ltd.

Executing as a Required Lender:              Executing as a Trache D Lender:


MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By: /s/ Dan Hattori
   ------------------------------
Name:  Dan Hattori
Title: Senior Vice President


Executing as a Consenting Lender:            Executing as an Additional Revolving
                                             Lender:
MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By: /s/ Dan Hattori
   ------------------------------
Name:  Dan Hattori
Title: Senior Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Executing as a Required Lender:         Executing as a Tranche D Lender:

by                                      By: Babson Capital Management LLC as
                                        Investment Manager

                                                  /s/ David P. Wells
   -------------------------------         -------------------------------------
   Name:                                   Name:  David P. Wells, CFA
   Title:                                  Title:  Managing Director


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

by                                      by
   -------------------------------         -------------------------------------
   Name:                                   Name:
   Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Merrill Lynch Capital, a division of Merrill
                               Lynch Business Financial Services Inc.

Executing as a Required Lender:         Executing as a Tranche D Lender:

by /s/ Kelli J. O'Connell               by /s/ Kelli J. O'Connell
   -------------------------------         -------------------------------------
   Name:  Kelli J. O'Connell               Name:  Kelli J. O'Connell
   Title: Vice President                   Title: Vice President


Executing as a Consenting Lender:       Executing as an Additional Revolving
                                        Lender:

by                                      by
   -------------------------------         -------------------------------------
   Name:                                   Name:
   Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Merrill Lynch Prime Rate Portfolio
                               By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ [ILLEGIBLE]                      by /s/ [ILLEGIBLE]
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ [ILLEGIBLE]                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Met Life Bank, National Association

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                       by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ James R. Dingler                  by
             -------------------------------         --------------------------------------
             Name:  James R. Dingler                 Name:
             Title: Director                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Metropolitan Life Insurance Company

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ James R. Dingler                  by
             -------------------------------         --------------------------------------
             Name:  James R. Dingler                 Name:
             Title: Director                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Morgan Stanley Senior Funding, Inc.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ James Morgan                     by /s/ James Morgan
             -------------------------------         --------------------------------------
             Name:  JAMES MORGAN                     Name:  JAMES MORGAN
             Title: VICE PRESIDENT                   Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    Mountain Capital CLO III Ltd

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Chris Siddons                 by    /s/ Chris Siddons
             -------------------------------         --------------------------------------
             Name:  Chris Siddons                    Name:   Chris Siddons
             Title: Director                         Title:  Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    Mountain Capital CLO 11 Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Chris Siddons                 by    /s/ Chris Siddons
             -------------------------------         --------------------------------------
             Name:  Chris Siddons                    Name:   Chris Siddons
             Title: Director                         Title:  Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    MUIRFIELD TRADING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by    /s/ Meredith J. Koslick           by
             -------------------------------         --------------------------------------
             Name:  Meredith J. Koslick              Name:
             Title: Assistant Vice President         Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by    /s/ Meredith J. Koslick           by
             -------------------------------         --------------------------------------
             Name:  Meredith J. Koslick              Name:
             Title: Assistant Vice President         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    NATEXIS BANQUES POPULAIRES

          Executing as a Required Lender:            Executing as a Tranche D Lender:

          by    /s/ Frank H. Madden                  by  /s/ Frank H. Madden
             -------------------------------             --------------------------------------
             Name:  FRANK H. MADDEN, JR.                 Name:  FRANK H. MADDEN, JR.
             Title: VICE PRESIDENT & GROUP MANAGER       Title: VICE PRESIDENT & GROUP MANAGER



          Executing as a Consenting Lender:          Executing as an Additional Revolving
                                                     Lender:

          by    /s/ Jordan H. Levy                   by  /s/ Jordan H. Levy
             -------------------------------             --------------------------------------
             Name: JORDAN H. LEVY                        Name:  JORDAN H. LEVY
             Title: ASSISTANT VICE PRESIDENT             Title: ASSISTANT VICE PRESIDENT

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   National City Bank

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Tony J. Deher                    by  /s/ Tony J. Deher
             -------------------------------         --------------------------------------
             Name:  Tony J. Deher                    Name:  Tony J. Deher
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Tony J. Deher                    by  /s/ Tony J. Deher
             -------------------------------         --------------------------------------
             Name:  Tony J. Deher                    Name:  Tony J. Deher
             Title: Vice President                   Title: Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* New York Life Insurance and Annuity Corporation
                               By: New York Life Investment Management LLC
                                    its Investment Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by  /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:  F. David Melka
             Title:                                  Title: Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* New York Life Insurance Company

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by  /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:      F. David Melka
             Title:                                  Title: Investment Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Nomura Bond and Loan Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by: UFJ Trust Bank Limited
              as Trustee

          by                                      by  /s/ Elizabeth MacLean
             -------------------------------         --------------------------------------
             Name:                                   Name:   Elizabeth MacLean
             Title:                                  Title:      Director

          by: Nomura Corporate Research and
              Asset Management Inc.
              Attorney in Fact

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* North Fork Business Capital Corp.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Ron Walker                       by  /s/ Ron Walker
             -------------------------------         --------------------------------------
             Name: Ron Walker                        Name:  Ron Walker
             Title:Vice President                    Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Nuveen Senior Income Fund, as a lender

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by  /s/ [ILLEGIBLE]
             -------------------------------         --------------------------------------
             Name:                                   Name: [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Nuveen Floating Rate Income Fund, as a lender

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
             -------------------------------         --------------------------------------
             Name:                                   Name: [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Nuveen Floating Rate Income Oppurtunity Fund,
                               as a lender

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
             -------------------------------         --------------------------------------
             Name:                                   Name: [ILLEGIBLE]
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* NYLIM Flatron CLO 2004-1 Ltd.
                               By: New York Life Investment Management LLC,
                                   as Collateral Manager and Attorney-In-Fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:  F. David Melka
             Title:                                  Title: Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* NYLIM Flatron CLO 2003-1 Ltd.
                               By: New York Life Investment Management LLC
                                   as Collateral Manager and Attorney-In-Fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ F. David Melka
             -------------------------------         --------------------------------------
             Name:                                   Name:  F. David Melka
             Title:                                  Title: Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* OCTAGON INVESTMENT PARTNERS VII, LTD.
                               By: Octagon Credit Investors, LLC
                                   as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Michael B. Nechamkin
             -------------------------------         --------------------------------------
             Name:                                   Name:  Michael B. Nechamkin
             Title:                                  Title:   Portfolio Manager


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* OCTAGON INVESTMENT PARTNERS V, LTD.
                               By: Octagon Credit Investors, LLC
                                   as Portfolio Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Michael B. Nechamkin
             -------------------------------         --------------------------------------
             Name:                                   Name:  Michael B. Nechamkin
             Title:                                  Title:   Portfolio Manager


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* OCTAGON INVESTMENT PARTNERS IV, LTD.
                               By: Octagon Credit Investors, LLC
                                   as collateral manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Michael B. Nechamkin
             -------------------------------         --------------------------------------
             Name:                                   Name:  Michael B. Nechamkin
             Title:                                  Title:   Portfolio Manager


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*    OCTAGON INVESTMENT PARTNERS II, LLC
                                  By: Octagon Credit Investors, LLC
                                      as sub-investment manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Michael B. Nechamkin
             -------------------------------         --------------------------------------
             Name:                                   Name:  Michael B. Nechamkin
             Title:                                  Title:   Portfolio Manager


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  OLYMPIC CLO I LTD.,

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Kevin J. Hickam                  by
             -------------------------------         --------------------------------------
             Name:    Kevin J. Hickam                Name:
             Title:  Managing Director               Title:
                     Centre Pacific, LLC

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Oppenheimer Senior Floating Rate Fund

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Lisa Chaffee                     by
             -------------------------------         --------------------------------------
             Name:    Lisa Chaffee                   Name:
             Title:        AVP                       Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Pacifica CDO II, LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by     /s/ An Pham                      by
             -------------------------------         --------------------------------------
             Name:  An Pham, Jr.                     Name:
             Title: Authorized Signatory             Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by     /s/ An Pham                      by
             -------------------------------         --------------------------------------
             Name:  An Pham, Jr.                     Name:
             Title: Authorized Signatory             Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Consenting Lender:

                PARK AVENUE LOAN TRUST
                By: TCW Adivsors, Inc.,
                    as Agent

                by  /s/ Matthew A. Miller
                    ------------------------------
                    Name:  MATTHEW A. MILLER
                    Title: MANAGING DIRECTOR

                by  /s/ Jonathan R. Insull
                    ------------------------------
                    Name:  JONATHAN R. INSULL
                    Title: MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* PETRUSSE EUROPEAN CLO S.A.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manger

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Joseph Rotondo                   by
             -------------------------------         --------------------------------------
             Name:     Joseph Rotondo                Name:
             Title: Authorized Signatory             Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     --------------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution:  PETRUSSE EUROPEAN CLO S.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by     /s/ Joseph Rolondo
             -------------------------------         --------------------------------------
             Name:                                   Name:    Joseph Rolondo
             Title:                                  Title: Authorized Signatory

                                                  PETRUSSE EUROPEAN CLO S.A.
                                                  By: INVESCO Senior Secured Management, Inc.
                                                      As Collateral Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:                   Executing as a Tranche D Lender:

          by                                                by
             -------------------------------                   --------------------------------------
             Name:                                             Name:
             Title:                                            Title:

          Executing as a Consenting Lender:                 Executing as an Additional Revolving
                                                            Lender:

PIMCO FLOATING RATE INCOME FUND
By:  Pacific Investment Management Company LLC,             by
     as its Investment Advisor, acting through Investors       --------------------------------------
     Fiduciary Trust Company in the Nominee Name of IFTCO      Name:
                                                               Title:
      By: /s/ Mohan V. Phansalkar
          -------------------------
             Mohan V. Phansalkar
             Managing Director

          ----------
          *EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:                     Executing as a Tranche D Lender:

          by                                                  by
             -------------------------------                     --------------------------------------
             Name:                                               Name:
             Title:                                              Title:


          Executing as a Consenting Lender:                   Executing as an Additional Revolving
                                                              Lender:


PIMCO FLOATING INCOME FUND
By:  Pacific Investment Management Company LLC,               by
     as its Investment Advisor, acting through Investors         --------------------------------------
     Fiduciary Trust Company in the Nominee Name of IFTCO        Name:
                                                                 Title:
      By: /s/ Mohan V. Phansalkar
          -------------------------
             Mohan V. Phansalkar
             Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:                     Executing as a Tranche D Lender:

          by                                                  by
             -------------------------------                     --------------------------------------
             Name:                                               Name:
             Title:                                              Title:


          Executing as a Consenting Lender:                   Executing as an Additional Revolving
                                                              Lender:


PIMCO HIGH YIELD FUND
By:  Pacific Investment Management Company LLC,               by
     as its Investment Advisor for the PIMCO High Yield          --------------------------------------
     Fund, acting through Investors Fiduciary Trust              Name:
     Company in the Nominee Name of IFTCO                        Title:

      By: /s/ Mohan V. Phansalkar
          -------------------------
             Mohan V. Phansalkar
             Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:                     Executing as a Tranche D Lender:

          by                                                  by
             -------------------------------                     --------------------------------------
             Name:                                               Name:
             Title:                                              Title:


          Executing as a Consenting Lender:                   Executing as an Additional Revolving
                                                              Lender:


PIMCO FLOATING RATE STRATEGY FUND
By:  Pacific Investment Management Company LLC,               by
     as its Investment Advisor, acting through Investors         --------------------------------------
     Fiduciary Trust Company in the Nominee Name of IFTCO        Name:
                                                                 Title:

      By: /s/ Mohan V. Phansalkar
          -------------------------
             Mohan V. Phansalkar
             Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Pinehurst Trading, Inc.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Ann E. Morris                    by /s/ Ann E. Morris
             -------------------------------         --------------------------------------
             Name:     ANN E. MORRIS                 Name:     ANN E. MORRIS
             Title: ASST VICE PRESIDENT              Title: ASST VICE PRESIDENT


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     --------------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* Pioneer Floating Rate Trust
                               By: Highland Capital Management, L.P.,
                                   its Sub Advisor

          Executing as a Required Lender:              Executing as a Tranche D Lender:

          by /s/ Todd Travers                          by /s/ Todd Travers
             -------------------------------              --------------------------------------
             Name:         Todd Travers                   Name:        Todd Travers
             Title:     Senior Portfolio Manager          Title:    Senior Portfolio Manager
                    Highland Capital Management, L.P.           Highland Capital Management, L.P.

          Executing as a Consenting Lender:            Executing as an Additional Revolving
                                                       Lender:

          by                                           by
             --------------------------------------       --------------------------------------
             Name:                                        Name:
             Title:                                       Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* PNC BANK, NATIONAL ASSOCIATION

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Thomas J. Bogdewic                      by  /s/ Thomas J. Bogdewic
             -------------------------------         --------------------------------------
             Name:  THOMAS J. BOGDEWIC               Name:  THOMAS J. BOGDEWIC
             Title: VICE PRESIDENT                   Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   By: PPM America, Inc., as
                                 Attorney-in-fact, on behalf of
                                 Jackson National Life Insurance
                                 Company

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by  /s/ Chris Kappas
             -------------------------------         --------------------------------------
             Name:                                   Name:  Chris Kappas
             Title:                                  Title: Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PPM MONARCH BAY FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by  /s/ Meredith J. Koslick             by  /s/ Meredith J. Koslick
             -------------------------------         --------------------------------------
             Name:  Meredith J. Koslick              Name:  Meredith J. Koslick
             Title: Assistant Vice President         Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PPM SHADOW CREEK FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by  /s/ Meredith J. Koslick             by  /s/ Meredith J. Koslick
             -------------------------------         --------------------------------------
             Name:  Meredith J. Koslick              Name:  Meredith J. Koslick
             Title: Assistant Vice President         Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PPM SPYGLASS FUNDING TRUST

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by  /s/ Kelly W. Warnement              by  /s/ Kelly W. Warnement
             -------------------------------         --------------------------------------
             Name:  KELLY W. WARNEMENT               Name:  KELLY W. WARNEMENT
             Title: AUTHORIZED AGENT                 Title: AUTHORIZED AGENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Premium Loan Trust I, Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Thomas A. Kramer                 by /s/ Thomas A. Kramer
             -------------------------------         --------------------------------------
             Name:  Thomas A. Kramer                 Name:  Thomas A. Kramer
             Title: Senior Managing Director &       Title: Senior Managing Director &
                    Chief Executive Officer                 Chief Executive Officer

                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                     --------------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PRINCIPAL LIFE INSURANCE COMPANY

Executing as a Required Lender:             Executing as a Tranche D Lender:

PRINCIPAL LIFE INSURANCE COMPANY            PRINCIPAL LIFE INSURANCE COMPANY

By:  Principal Global Investors, LLC        By:  Principal Global Investors, LLC
     a Delaware limited liability company,       a Delaware limited liability company,
     its authorized signatory                    its authorized signatory


     By:  /s/ Jon C. Heiny                        By:   /s/ Jon C. Heiny
          --------------------------------              ---------------------------------
     Its: JON C. HEINY, Counsel                   Its:  JON C. HEINY, Counsel
          --------------------------------              ---------------------------------


     By:  /s/ James C. Fifield                     By:  /s/ James C. Fifield
          --------------------------------              ---------------------------------
     Its: JAMES C. FIFIELD, Counsel                Its: JAMES C. FIFIELD, Counsel
          --------------------------------              ---------------------------------

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:

                                 PRINCIPAL LIFE INSURANCE COMPANY

                                 By:  Principal Global Investors, LLC
                                      a Delaware limited liability company,
                                      its authorized signatory


                                      By:   /s/ James C. Fifield
                                            -------------------------
                                      Its:  JAMES C. FIFIELD, Counsel
                                            -------------------------


                                      By:   /s/ Christopher J. [ILLEGIBLE]
                                            -------------------------
                                      Its:  CHRISTOPHER J. [ILLEGIBLE], COUNSEL
                                            -----------------------------------


          Executing as a Tranche D Lender:

                                 PRINCIPAL LIFE INSURANCE COMPANY

                                 By:  Principal Global Investors, LLC
                                      a Delaware limited liability company,
                                      its authorized signatory


                                      By:   /s/ James C. Fifield
                                            -------------------------
                                      Its:  JAMES C. FIFIELD, Counsel
                                            -------------------------


                                      By:   /s/ Christopher J. [ILLEGIBLE]
                                            -------------------------
                                      Its:  CHRISTOPHER J. [ILLEGIBLE], COUNSEL
                                            -----------------------------------

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by  /s/ James T. Li
             -------------------------------         --------------------------------------
             Name:                                   Name:     JAMES T. LI
             Title:                                  Title: ASSOCIATE DIRECTOR


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PROMETHEUS INVESTMENT FUNDING NO.2 LTD.
                                 By: HVB Credit Advisors LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ James T. Li                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          /s/ Vicky S. [ILLEGIBLE]                Executing as an Additional Revolving
             Vicky S. [ILLEGIBLE]                 Lender:
          ASSOCIATE DIRECTOR
                                                  by
                                                     --------------------------------------
                                                     Name:
                                                     Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Prospero CLO I, Ltd

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ John Randolph Walkins            by  /s/ John Randolph Walkins
             -------------------------------         --------------------------------------
             Name:  John Randolph Walkins            Name:  John Randolph Walkins
             Title: Executive Director               Title: Executive Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   Protective Life Insurance Company

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Diane S. Griswold                by
             -------------------------------         --------------------------------------
             Name:  Diane S. Griswold                Name:
             Title: AVP                              Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PUTNAM DIVERSIFIED INCOME TRUST

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Beth Mazor
             -------------------------------         --------------------------------------
             Name:                                   Name: Beth Mazor
             Title:                                  Title: V.P.


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   PUTNAM FLOATING RATE INCOME FUND

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Beth Mazor
             ------------------------------              ---------------------------------
             Name:                                       Name: Beth Mazor
             Title:                                      Title: V.P.


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   REGIMENT CAPITAL, LTD

          Executing as a Required Lender:                Executing as a Tranche D Lender:

          by                                             by
             -------------------------------                ---------------------------------
             Name:                                          Name:
             Title:                                         Title:


          Executing as a Consenting Lender:              Executing as an Additional Revolving
                                                         Lender:

          By: Regiment Capital Management, LLC           by
              as its Investment Advisor                     ---------------------------------
                                                            Name:
          By  Regiment Capital Advisors, LP                 Title:
              its Manager and pursuant to delegated
              authority


          By: /s/ Timothy S. Peterson
              ------------------------------
              Timothy S. Peterson
              President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

      Name of Institution*       RESTORATION FUNDING CLO, LTD
                                 By: Highland Capital Management, L.P.
                                 As General Partner

          Executing as a Required Lender:                Executing as a Tranche D Lender:

          by /s/ David Lancelot                          by /s/ David Lancelot
             ------------------------------                 ---------------------------------
             Name:  David Lancelot                          Name:   David Lancelot
             Title: Treasurer                               Title:  Treasurer
                    Highland Capital Management, L.P.               Highland Capital Management, L.P.


          Executing as a Consenting Lender:              Executing as an Additional Revolving
                                                         Lender:

          by                                             by
             ------------------------------                 ---------------------------------
             Name:                                          Name:
             Title:                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   ROSEMONT CLO, Ltd.

  Executing as a Required Lender:              Executing as a Tranche D Lender:


ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:  /s/ Dan Hattori
    -----------------------
Name: Dan Hattori
Title: Senior Vice President


Executing as a Consenting Lender:              Executing as an Additional Revolving
                                               Lender:

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager


By:  /s/ Dan Hattori
    -----------------------
Name: Dan Hattori
Title: Senior Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             ________, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*   SAGAMORE CLO LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Collateral Manager

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Joseph Rotondo                       by
             -------------------------------             ---------------------------------
             Name:   Joseph Rotondo                      Name:
             Title:  Authorized Signatory                Title:


                                                      Executing as an Additional Revolving
                                                      Lender:

                                                      by
                                                         ---------------------------------
                                                         Name:
                                                         Title:

----------
* EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution:   SAGAMORE CLO LTD.

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by                                          by /s/ Joseph Rotondo
             ------------------------------              ---------------------------------
             Name:                                       Name:   Joseph Rotondo
             Title:                                      Title:  Authorized Signatory

                                                      SAGAMORE CLO LTD.
                                                      By: INVESCO Senior Secured Management, Inc.
                                                          As Collateral Manager

          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
             Name:                                       Name:
             Title:                                      Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                                  Sankaty Advisors, LLC as Collateral
                                                  Manager for AVERY POINT CLO,
                                                  LTD., as Term Lender

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                               -------------------------------------------

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Diane J. Exter                       by /s/ Diane J. Exter
             ------------------------------              ---------------------------------
             Name:   DIANE J. EXTER                      Name:   DIANE J. EXTER
             Title:  MANAGING DIRECTOR                   Title:  MANAGING DIRECTOR
                     PORTFOLIO MANAGER                           PORTFOLIO MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                                  Sankaty Advisors, LLC as Collateral
                                                  Manager for Race Point CLO, Limited,
                                                  as Term Lender

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                               -------------------------------------------

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Diane J. Exter                       by /s/ Diane J. Exter
             ------------------------------              ---------------------------------
             Name:   DIANE J. EXTER                      Name:   DIANE J. EXTER
             Title:  MANAGING DIRECTOR                   Title:  MANAGING DIRECTOR
                     PORTFOLIO MANAGER                           PORTFOLIO MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                                  Sankaty Advisors, LLC as Collateral
                                                  Manager for Castle Hill II - INGOTS,
                                                  LTD., as Term Lender

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                               -------------------------------------------

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Diane J. Exter                       by /s/ Diane J. Exter
             ------------------------------              ---------------------------------
             Name:   DIANE J. EXTER                      Name:   DIANE J. EXTER
             Title:  MANAGING DIRECTOR                   Title:  MANAGING DIRECTOR
                     PORTFOLIO MANAGER                           PORTFOLIO MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                                  Sankaty Advisors, LLC as Collateral
                                                  Manager for Loan Funding XI LLC,
                                                  as Term Lender

                                             SIGNATURE PAGE TO THE AMENDMENT AND
                                             RESTATEMENT AGREEMENT, DATED AS OF
                                             APRIL 18, 2005, AMONG BOISE CASCADE
                                             HOLDINGS L.L.C., BOISE LAND &
                                             TIMBER HOLDINGS CORP., BOISE
                                             CASCADE, L.L.C., BOISE LAND &
                                             TIMBER CORP., THE LENDERS PARTY
                                             THERETO AND JPMORGAN CHASE BANK,
                                             N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*
                               -------------------------------------------

          Executing as a Required Lender:             Executing as a Tranche D Lender:

          by /s/ Diane J. Exter                       by /s/ Diane J. Exter
             ------------------------------              ---------------------------------
             Name:   DIANE J. EXTER                      Name:   DIANE J. EXTER
             Title:  MANAGING DIRECTOR                   Title:  MANAGING DIRECTOR
                     PORTFOLIO MANAGER                           PORTFOLIO MANAGER


          Executing as a Consenting Lender:           Executing as an Additional Revolving
                                                      Lender:

          by                                          by
             ------------------------------              ---------------------------------
                                                         Name:
                                                         Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Race Point II CLO,
                                     Limited, as Term Lender

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* _________________________________

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Diane J. Exter                   by /s/ Diane J. Exter
            -------------------------------         --------------------------------------
            Name:   DIANE J. EXTER                  Name:  DIANE J. EXTER
            Title:  MANAGING DIRECTOR               Title: MANAGING DIRECTOR
                    PORTFOLIO MANAGER                      PORTFOLIO MANAGER


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Castle Hill I - INGOTS,
                                     Ltd., as Term Lender

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* _________________________________

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Diane J. Exter                   by /s/ Diane J. Exter
            -------------------------------         --------------------------------------
            Name:   DIANE J. EXTER                  Name:  DIANE J. EXTER
            Title:  MANAGING DIRECTOR               Title: MANAGING DIRECTOR
                    PORTFOLIO MANAGER                      PORTFOLIO MANAGER


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Brant Point II CBO
                                     2000-1 LTD., as Term Lender

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* _________________________________

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Diane J. Exter                   by /s/ Diane J. Exter
            -------------------------------         --------------------------------------
            Name:   DIANE J. EXTER                  Name:  DIANE J. EXTER
            Title:  MANAGING DIRECTOR               Title: MANAGING DIRECTOR
                    PORTFOLIO MANAGER                      PORTFOLIO MANAGER


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Castle Hill III CLO,
                                     Limited, as Term Lender

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution* _________________________________

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Diane J. Exter                   by /s/ Diane J. Exter
            -------------------------------         --------------------------------------
            Name:   DIANE J. EXTER                  Name:  DIANE J. EXTER
            Title:  MANAGING DIRECTOR               Title: MANAGING DIRECTOR
                    PORTFOLIO MANAGER                      PORTFOLIO MANAGER


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SARATOGA CLO I, LIMITED.

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by                                      by /s/ Joseph Rotondo
             -------------------------------         ----------------------------------
             Name:                                   Name:     Joseph Rotondo
             Title:                                  Title: Authorized Signatory

                                                  SARATOGA CLO I, LIMITED
                                                  By: INVESCO Senior Secured Management, Inc.
                                                      As Asset Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
             -------------------------------         ----------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

                                SARATOGA CLO I, LIMITED
          Name of Institution*  By: INVESCO Senior Secured Management, Inc.
                                    As Asset Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Joseph Rotondo                   by
            -------------------------------         --------------------------------------
            Name:   Joseph Rotondo                  Name:
            Title:  Authorized Signatory            Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SAWGRASS TRADING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:


          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
            -------------------------------         --------------------------------------
            Name:   Meredith J. Koslick             Name:  Meredith J. Koslick
            Title:  Assistant Vice President        Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SEABOARD CLO 2000 LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      By: Babson Capital Management LLC as
                                                  Collateral Manager


                                                    by /s/ David P. Wells
            -------------------------------         --------------------------------------
            Name:                                   Name:  David P. Wells, CFA
            Title:                                  Title: Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SECURITY BENEFIT LIFE INSURANCE COMPANY

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          By: Four Corners Capital Management     By: Four Corners Capital Management LLC,
              LLC, as Sub-Advisor                     as Sub-Advisor


          by /s/ Dean F. Valentine                by /s/ Dean F. Valentine
            -------------------------------         --------------------------------------
            Name:   Dean F. Valentine               Name:  Dean F. Valentine
            Title:  Vice President                  Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SECURITY INCOME FUND - INCOME OPPORTUNITY SERIES

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          By:  Four Corners Capital               By:  Four Corners Capital Management LLC,
               Management LLC, as Sub-Advisor          as Sub-Advisor


          by /s/ Dean F. Valentine                by /s/ Dean F. Valentine
            -------------------------------         --------------------------------------
            Name:   Dean F. Valentine               Name:  Dean F. Valentine
            Title:  Vice President                  Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SEMINOLE FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:
          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
            -------------------------------         --------------------------------------
            Name:   Meredith J. Koslick             Name:  Meredith J. Koslick
            Title:  Assistant Vice President        Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research
                                    as Investment Advisor

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
            -------------------------------         --------------------------------------
            Name:   Michael B. Botthof              Name:  Michael B. Botthof
            Title:  Vice President                  Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research
                                    as Investment Advisor

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by
            -------------------------------         --------------------------------------
            Name:   Michael B. Botthof              Name:
            Title:  Vice President                  Title:



          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Michael B. Botthof               by
            -------------------------------         --------------------------------------
            Name:   Michael B. Botthof               Name:
            Title:  Vice President                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Sequils-Centurion V, Ltd.
                                By: American Express Asset Management
                                Group, Inc. as Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Vincent P. Pham                  by /s/ Vincent P. Pham
            -------------------------------         --------------------------------------
            Name:   Vincent P. Pham                 Name:  Vincent P. Pham
            Title:  Director - Operations           Title: Director - Operations


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                 Name:
            Title:                                Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SEQUILS-LIBERTY, LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                As Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Joseph Rotondo                   by
            -------------------------------         --------------------------------------
            Name:   Joseph Rotondo                  Name:
            Title:  Authorized Signatory            Title:


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution:  SEQUILS-LIBERTY, LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Joseph Rotondo
            -------------------------------         --------------------------------------
            Name:                                   Name:  Joseph Rotondo
            Title:                                  Title: Authorized Signatory

                                                  SEQUILS-LIBERTY, LTD.
                                                  By: INVESCO Senior Secured Management, Inc.
                                                      As Collateral Manager

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:
SEQUILS-MAGNUM, LTD.
By: Pacific Investment Management Company LLC,    by
    as its Investment Advisor                       --------------------------------------
                                                    Name:
      By: /s/ Mohan V. Phansalkar                   Title:
        -------------------------------
          Mohan V. Phansalkar
          Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SIERRA CLO I LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Kevin J. Hickam                  by
            -------------------------------         --------------------------------------
            Name:   Kevin J. Hickam                 Name:
            Title:  Managing Director               Title:
                    Centre Pacific, LLC

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Sky CBNA Loan Funding

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Karen Kwan                       by /s/ Karen Kwan
            -------------------------------         --------------------------------------
            Name:   Karen Kwan                      Name:  Karen Kwan
            Title:  Assistant Vice President        Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SOL Loan Funding LLC, for itself or as agent for SOL2 Loan Funding LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Janet Haack                      by /s/ Janet Haack
            -------------------------------         --------------------------------------
            Name:   JANET HAACK                     Name:  JANET HAACK
            Title:  AS ATTORNEY-IN-FACT             Title: AS ATTORNEY-IN-FACT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Southfork CLO, Ltd.
                                By: Highland Capital Management, LP.
                                As Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ David Lancelot                   by /s/ David Lancelot
            -------------------------------         --------------------------------------
            Name:   David Lancelot                  Name:  David Lancelot
            Title:  Treasurer                       Title: Treasurer
                    Highland Capital Management, L.P.      Highland Capital Management, L.P.

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

SOUTHPORT CLO, LIMITED
By:  Pacific Investment Management Company LLC,
     as its Investment Advisor                    by
                                                    --------------------------------------
          by /s/ Mohan V. Phansalkar                Name:
            -------------------------------         Title:
                Mohan V. Phansalkar
                Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Spiret IV Loan Trust 2003-B
                                By: Wilmington Trust Company
                                not in its individual capacity but
                                equity as Trustee

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

            WILMINGTON TRUST COMPANY
            not in its individual capacity but
            Solely as Owner - Trustee

          by /s/ Ronald L. Simpson                by
            -------------------------------         --------------------------------------
            Name: Ronald L. Simpson                 Name:
            Title: Financial Services Officer       Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SRF 2000, INC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
            -------------------------------         --------------------------------------
            Name:   Meredith J. Koslick             Name:  Meredith J. Koslick
            Title:  Assistant Vice President        Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stanfield Arbitrage CDO, Ltd.
                                By: Stanfield Capital Partners LLC
                                    as its Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:    Managing Partner              Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stanfield Carrera CLO, Ltd.
                                By: Stanfield Capital Partners LLC
                                as its Asset Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:    Managing Partner              Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stanfield Modena CLO, Ltd
                                By: Stanfield Capital Partners, LLC
                                as its Asset Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:    Managing Partner              Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stanfield Quattro CLO, Ltd.
                                By: Stanfield Capital Partners LLC
                                    As its Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:    Managing Partner              Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stanfield/RMF Transatlantic CDO Ltd.
                                By: Stanfield Capital Partners LLC
                                    as its Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:    Managing Partner              Title:


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  STANWICH LOAN FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
            -------------------------------         --------------------------------------
            Name:   Meredith J. Koslick             Name:  Meredith J. Koslick
            Title:  Assistant Vice President        Title: Assistant Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  State Street Bank & Trust Company as Trustee
                                For GMAM Group Pension Trust I

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Russell Ricciardi
            -------------------------------         --------------------------------------
            Name:                                   Name:  Russell Ricciardi
            Title:                                  Title: CSO

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  State Street Bank & Trust Company as Trustee
                                For General Motors Welfare Benefit Trust

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Russell Ricciardi
            -------------------------------         --------------------------------------
            Name:                                   Name:  Russell Ricciardi
            Title:                                  Title: CSO


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Stichting Pensioenfonds ABP
                                By ABP Investments US, Inc., its agent

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title: SVP


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Required Lender:         Executing as a Tranche D Lender:
          by                                      by
          Name:                                   Name:
          Title:                                  Title:

                                                  Executing as an Additional Revolving
                                                  Lender:
                                                  by
                                                  Name:
                                                  Title:
          Executing as a Tranch D Lender:
          Stone Tower CLO III LTD.

          By:       Stone Tower Debt Advisors LLC,
                    as its Collateral Manager


          By:   /s/ [ILLEGIBLE]
                --------------------
          Name:     [ILLEGIBLE]
          Title:    AUTHORIZED SIGNATORY

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Required Lender:         Executing as a Tranche D Lender:
          by                                      by
          Name:                                   Name:
          Title:                                  Title:

                                                  Executing as an Additional Revolving
                                                  Lender:
                                                  by
                                                  Name:
                                                  Title:
          Executing as a Tranch D Lender:
          Stone Tower CDO LTD.

          By:       Stone Tower Debt Advisors LLC,
                    as its Collateral Manager


          By:   /s/ [ILLEGIBLE]
                ---------------------
          Name:     [ILLEGIBLE]
          Title:    AUTHORIZED SIGNATORY

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  SUFFIELD CLO. LIMITED

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      By: Babson Capital Management LLC as
                                                  Collateral Manger

                                                    /s/ David P. Wells
            -------------------------------         --------------------------------------
            Name:                                   Name:  David P.Wells, CFA
            Title:                                  Title: Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

        Name of Institution*    Sun America Senior [ILLEGIBLE] Fund, Inc.
                                By: AIG Global Investment Corp.,
                                    Investment Sub-Adviser

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Steven S. Oh                     by /s/ Steven S. Oh
            -------------------------------         --------------------------------------
            Name:   Steven S. Oh                    Name:  Steven S. Oh
            Title:  Managing Director               Title: Managing Director


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Sun America Life Insurance Company
                                By: AIG Global Investment Corp.,
                                Its Investment Adviser

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Steven S. Oh                     by /s/ Steven S. Oh
            -------------------------------         --------------------------------------
            Name:   Steven S. Oh                    Name:  Steven S. Oh
            Title:  Managing Director               Title: Managing Director


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  Sun Life Assurance Company of Canada (US)
                                By: Fairlead Capital Management, Inc.
                                    as Sub-Advisor

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Melissa Marano                   by  /s/ Melissa Marano
            -------------------------------         --------------------------------------
            Name:   Melissa Marano                  Name:  Melissa Marano
            Title:  Vice President &                Title: Vice President &
                    Senior Portfolio Manager               Senior Portfolio Manager


                                                  Executing as an Additional Revolving
                                                  Lender:

                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

    Name of Institution*

    Executing as a Consenting Lender:

          TCW Senior Secured Loan Fund
          By: TCW Advisors, Inc., as its Investment Advisor

          By:    /s/ Matthew A. Miller
                 -------------------------
                 Name:   MATTHEW A. MILLER
                 Title:  MANAGING DIRECTOR


          By:    /s/ Jonathan R. Insull
                 -------------------------
                 Name:   JONATHAN R. INSULL
                 Title:  MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Institution*

Executing as a Consenting Lender:

                          TCW SELECT LOAN FUND, LIMITED

                          BY: TCW ADVISORS, INC., AS ITS
                          COLLATERAL MANAGER

                          By: /s/ Matthew A. Miller
                              ----------------------------
                          Name:   MATTHEW A. MILLER
                          Title:  MANAGING DIRECTOR


                          By: /s/ Jonathan R. Insull
                              ----------------------------
                          Name:   JONATHAN R. INSULL
                          Title:  MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Kevin J.Perry
             -------------------------------         --------------------------------------
             Name:                                   Name:  Kevin J.Perry
             Title:                                  Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  THE NORINCHUKIN BANK, NEW YORK BRANCH,
                                through State Street Bank and
                                Trust Company N.A. as
                                Fiduciary Custodian
                                By: Eaton Vance Management, Attorney-in-fact

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         -------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
             -------------------------------         -------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  The Sumitomo Trust and Banking Co., Ltd.,
                                New York Branch

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Elizabeth A. Quisk               by /s/ Elizabeth A. Quisk
             -------------------------------         --------------------------------------
             Name:   ELIZABETH A. QUISK              Name:  ELIZABETH A. QUISK
             Title:  VICE PRESIDENT                  Title: VICE PRESIDENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by /s/ Elizabeth A. Quisk               by
             -------------------------------         --------------------------------------
             Name:   ELIZABETH A.QUISK               Name:
             Title:  VICE PRESIDENT                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  TOLLS & CO.
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Michael B. Botthof               by /s/ Michael B. Botthof
             -------------------------------         --------------------------------------
             Name:  Michael B. Botthof               Name:  Michael B. Botthof
             Title: Vice President                   Title: Vice President


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
             -------------------------------         --------------------------------------
             Name:                                   Name:
             Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  TORONTO DOMINION (NEW YORK), LLC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ [ILLEGIBLE]                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:  [ILLEGIBLE]                      Name:  [ILLEGIBLE]
            Title: Authorized Signatory             Title: Authorized Signatory


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  TORONTO DOMINION (TEXAS) LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Neva Nesbitt                     by /s/ Neva Nesbitt
            -------------------------------         --------------------------------------
            Name:  NEVA NESBITT                     Name:  NEVA NESBITT
            Title: AUTHORIZED AGENT                 Title: AUTHORIZED AGENT


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

           Name of Institution* THUMBULL THE LOAN FUNDING LLC, FOR
                                ITSELF OR AS AGENT FOR THUMBULL STEZ
                                CFPI LOAN FUNDING LLC.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Janet Haack                      by /s/ Janet Haack
            -------------------------------         --------------------------------------
            Name:  JANET HAACK                      Name:  JANET HAACK
            Title: AS ATTORNEY-IN-FACT              Title: AS ATTORNEY-IN-FACT

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  TRYON CLO LTD. 2001-I

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      By: Babson Capital Management LLC as
                                                  Collateral Manager

                                                    /s/ David P.Wells
            -------------------------------         --------------------------------------
            Name:                                   Name:  David P.Wells, CFA
            Title:                                  Title: Managing Director


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  UBS AG, Stamford Branch

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ [ILLEGIBLE]                      by /s/  [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:  [ILLEGIBLE]                    Name:  [ILLEGIBLE]
            Title: DIRECTOR                       Title: [ILLEGIBLE]
                   BANKING PRODUCTS                      BANKING PRODUCTS
                   SERVICES, US                          SERVICES, US


          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by /s/ [ILLEGIBLE]                      by
            -------------------------------         --------------------------------------
            Name:  [ILLEGIBLE]                    Name:
            Title: DIRECTOR                       Title:
                   BANKING PRODUCTS
                   SERVICES, US

          by
            -------------------------------
            Name:  [ILLEGIBLE]
            Title: ASSOCIATE DIRECTOR
                   BANKING PRODUCTS
                   SERVICES, US

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  UBS AG, Stamford Branch

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                        by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by [ILLEGIBLE]                          by
            -------------------------------         --------------------------------------
            Name:  [ILLEGIBLE]                      Name:
            Title: DIRECTOR                         Title:
                   BANKING PRODUCTS
                   SERVICES, US


          by [ILLEGIBLE]
            -------------------------------
            Name:  [ILLEGIBLE]                      Name:
            Title: ASSOCIATE DIRECTOR               Title:
                   BANKING PRODUCTS
                   SERVICES, US

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                ULT CBNA Loan Funding LLC, for itself or as
          Name of Institution*  agent for ULT CFPI Loan Funding LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Janet Haack                      by /s/  Janet Haack
            -------------------------------         --------------------------------------
            Name:   JANET HAACK                     Name:  JANET HAACK
            Title:  AS ATTORNEY-IN-FACT             Title: AS ATTORNEY-IN-FACT

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  U.S. BANK NATIONAL ASSOCIATION

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ James W. Henken                  by /s/ James W. Henken
            -------------------------------         --------------------------------------
            Name:   JAMES W. HENKEN                 Name:  JAMES W. HENKEN
            Title:  VICE PRESIDENT                  Title: VICE PRESIDENT

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                VAN KAMPEN
                                SENIOR INCOME TRUST
                                By: Van Kampen Asset Management

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Christina Jamieson
            -------------------------------         --------------------------------------
            Name:                                   Name:  CHRISTINA JAMIESON
            Title:                                  Title: Executive Director

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                VAN KAMPEN
                                SENIOR LOAN FUND
                                By: Van Kampen Asset Management

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Christina Jamieson
            -------------------------------         --------------------------------------
            Name:                                   Name:  CHRISTINA JAMIESON
            Title:                                  Title: Executive Director

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*

          Executing as a Consenting Lender:

                VELOCITY CLO, LTD.
                By: TCW Advisors, Inc.,
                its Collateral Manager

                By: /s/ Matthew A. Miller
                   ------------------------
                Name:   MATTHEW A. MILLER
                Title:  MANAGING DIRECTOR

                By: /s/ Jonathan R. Insull
                   ------------------------
                Name:   JONATHAN R. INSULL
                Title:  MANAGING DIRECTOR

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Venture IV CDO Limited
                                By its investment advisor,
                                MJX Asset Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Venture II CDO 2002, Limited
                                By its investment advisor,
                                MJX Asset Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Venture CDO 2002, Limited
                                By its investment advisor,
                                MJX Asset Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Venture III CDO Limited
                                By its investment advisor,
                                MJX Asset Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

q

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  [ILLEGIBLE] CLO I, Ltd.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ John Randolph Watkins           by /s/  John Randolph Watkins
            -------------------------------         --------------------------------------
            Name:   John Randolph Watkins           Name:  John Randolph Watkins
            Title:  Executive Director              Title: Executive Director

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF _________, 2005, AMONG BOISE CASCADE HOLDINGS L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Victoria Falls CLO, Ltd

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Mark D. Senkpiel                 by /s/  Mark D. Senkpiel
            -------------------------------         --------------------------------------
            Name:   Mark D. Senkpiel                Name:  Mark D. Senkpiel
            Title:  Managing Director               Title: Managing Director

                                                  Executing as an Additional Revolving
                                                  Lender:


                                                  by
                                                    --------------------------------------
                                                    Name:
                                                    Title:

----------
*Each Lender must sign separately in each capacity in which it is agreeing to the terms of this Agreement.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  VICTORIA FALLS CLO, LTD.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by /s/ Mark D. Senkpiel                 by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

      Name of Institution*  Vista Leveraged Income Fund
                            By its investment advisor, MJX Asset Management LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ [ILLEGIBLE]
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:


          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.


          Name of Institution*  Wachovia Bank, N.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Andrew Payne                     by
            -------------------------------         --------------------------------------
            Name:   Andrew Payne                    Name:
            Title:  Director                        Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  WATERVILLE FUNDING LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Meredith J. Koslick              by /s/ Meredith J. Koslick
            -------------------------------         --------------------------------------
            Name:   Meredith J. Koslick             Name:  Meredith J. Koslick
            Title:  Assistant Vice President        Title: Assistant Vice President

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:
Waveland - INGOTS, LTD.
By:    Pacific Investment Management Company LLC, by
       as its Investment Advisor                    --------------------------------------
                                                    Name:
                                                    Title:
          by /s/ Mohan V. Phansalkar
            -------------------------------
                 Mohan V. Phansalkar
                 Managing Director


----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  WB Loan Funding I, LLC

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Diana M. Himes                   by /s/ Diana M. Himes
            -------------------------------         --------------------------------------
            Name:   Diana M. Himes                  Name:  Diana M. Himes
            Title:  Associate                       Title: Associate

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  Wells Fargo Bank, N.A.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ David G. James                   by /s/ David G. James
            -------------------------------         --------------------------------------
            Name:   David G. James                  Name:  David G. James
            Title:  Vice President                  Title: Vice President

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by /s/ David G. James
            -------------------------------         --------------------------------------
            Name:                                   Name:  David G. James
            Title:                                  Title: Vice President

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  WINGED FOOT FUNDING TRUST

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Kelly W. Warnement               by /s/ Kelly W. Warnement
            -------------------------------         --------------------------------------
            Name:   KELLY W. WARNEMENT              Name:  KELLY W. WARNEMENT
            Title:  AUTHORIZED AGENT                Title: AUTHORIZED AGENT

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Name of Institution*  WHITNEY CLO I LTD.,

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Kevin J. Hickam                  by
            -------------------------------         --------------------------------------
            Name:   Kevin J. Hickam                 Name:
            Title:  Managing Director               Title:
                    Centre Pacific, LLC

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                WIND RIVER CLO I LTD.
          Name of Institution*  By: McDonnell Investment Management, LLC, as
                                    Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by /s/ Kathleen A. Zam
            -------------------------------         --------------------------------------
            Name:                                   Name:  Kathleen A. Zam
            Title:                                  Title: Vice President

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by /s/ Kathleen A. Zam                  by
            -------------------------------         --------------------------------------
            Name:   Kathleen A. Zam                 Name:
            Title:  Vice President                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                Windsor Loan Funding, Limited
                                By: Stanfield Capital Partners LLC
          Name of Institution*  as its Investment Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:  Managing Partner                Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                        by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:
Wrigley CDO, Ltd.
By:  Pacific Investment Management Company LLC,   by
     as its Investment Advisor                      --------------------------------------
                                                    Name:
                                                    Title:
          by /s/ Mohan V. Phansalkar
            -------------------------------
            Name:   Mohan V. Phansalkar
            Title:  Managing Director

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                   SIGNATURE PAGE TO THE AMENDMENT AND
                                   RESTATEMENT AGREEMENT, DATED AS OF APRIL 18,
                                   2005, AMONG BOISE CASCADE HOLDINGS L.L.C.,
                                   BOISE LAND & TIMBER HOLDINGS CORP., BOISE
                                   CASCADE, L.L.C., BOISE LAND & TIMBER CORP.,
                                   THE LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A., AS ADMINISTRATIVE AGENT.

                                XL Re Ltd.
                                By: Stanfield Capital Partners LLC
          Name of Institution*  as its Collateral Manager

          Executing as a Required Lender:         Executing as a Tranche D Lender:

          by /s/ Christopher E. Jansen            by
            -------------------------------         --------------------------------------
            Name:   Christopher E. Jansen           Name:
            Title:  Managing Partner                Title:

          Executing as a Consenting Lender:       Executing as an Additional Revolving
                                                  Lender:

          by                                      by
            -------------------------------         --------------------------------------
            Name:                                   Name:
            Title:                                  Title:

----------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT. EACH INSTITUTION THAT IS A TRANCHE B LENDER UNDER THE EXISTING CREDIT AGREEMENT WHICH IS NOT A TRANCHE D LENDER MAY NEVERTHELESS CONSENT TO THE TERMS OF THIS AGREEMENT BY SIGNING SOLELY IN THE CAPACITY OF A CONSENTING LENDER.

                                                               SCHEDULE 1 TO THE
                                             AMENDMENT AND RESTATEMENT AGREEMENT


                        ADDITIONAL REVOLVING COMMITMENTS

Additional Revolving Lender                                          Commitment
---------------------------                                          ----------
Wells Fargo National Association                                    $ 20,000,000
Bank of Montreal                                                    $ 20,000,000
Commerzbank AG, New York and Grand Cayman Branches                  $ 20,000,000
Bank of America, N.A.                                               $  7,000,000
Rabobank International                                              $  7,000,000
National City Bank                                                  $  1,000,000
TOTAL                                                               $ 75,000,000

                                                               SCHEDULE 2 TO THE
                                             AMENDMENT AND RESTATEMENT AGREEMENT


                             TRANCHE D COMMITMENTS -
                    ADDITIONAL TRANCHE D LENDER'S COMMITMENTS


NONE.

                                                                SCHEDULE 2.01 TO
                                                       RESTATED CREDIT AGREEMENT


                              REVOLVING COMMITMENTS

Lender                                                              Commitment
------                                                              ----------
CoBank, ACB                                                        $  52,000,000
Lehman Commercial Paper Inc.                                       $  35,000,000
Farm Credit Bank of Texas                                          $  32,000,000
JPMorgan Chase Bank, N.A.                                          $  30,000,000
Deutsche Bank AG Cayman Islands Branch                             $  29,000,000
AgFirst FCB                                                        $  28,000,000
Caylon, New York Branch                                            $  20,000,000
Mizuho Corporate Bank Ltd.                                         $  20,000,000
Toronto Dominion (Texas), Inc.                                     $  20,000,000
Wachovia National Bank Association                                 $  20,000,000
Capital Farm Credit, FLCA                                          $  20,000,000
U.S. Bank National Association                                     $  20,000,000
Bank of America, N.A.                                              $  20,000,000
Rabobank International                                             $  20,000,000
Bank of Montreal                                                   $  20,000,000
Commerzbank AG New York and Grand Cayman Branches                  $  20,000,000
Wells Fargo National Association                                   $  20,000,000
North Fork Business Capital Corp.                                  $  19,000,000
Greenstone FCS, FLCA                                               $   9,000,000
Goldman Sachs Credit Partners L.P.                                 $   9,000,000
National City Bank                                                 $   7,000,000
Farm Credit Services of Mid-America, PCA                           $   5,000,000
TOTAL                                                              $ 475,000,000

                                SCHEDULE 3.05(d)

                         OWNED AND LEASED REAL PROPERTY

                                OWNED PROPERTIES

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
1-0             BOISE CASCADE - CORPORATE

1-14-2-2        Trucking                                 Wallula Trucking                           Boise Cascade, L.L.C. ("BC
                                                         Wallula, WA                                LLC")

1-14-3-2        Trucking                                 2017 N.W. Vaughn                           BC LLC
                                                         Portland, OR

1-14-7-2        MD&W Railroad (Office building,          MD&W Railroad                              N/A
                maintenance shop, rail yard,             International Falls, MN
                approx. 5 miles of track)

1-16            Headquarters                             1111 W. Jefferson Street                   BC LLC
                                                         Boise, ID

1-16            Offices                                  1010 W. Jefferson Street                   BC LLC
                                                         Boise, ID

1-16            R&D                                      1110 W. Jefferson Street                   BC LLC
                                                         Boise, ID

1-16            Parking                                  1111 W. State Street                       BC LLC
                                                         12th & Jefferson Street (North Lot)
                                                         Boise, ID

1-16            Parking                                  NWC 10th & Jefferson Streets               BC LLC
                                                         East Parking Lot
                                                         Boise, ID

1-16            Parking                                  NE Parking Lot                             BC LLC
                                                         (11th & Jefferson & State)
                                                         Boise, ID

1-16            Parking                                  Parking Lot-S1/2South Lot                  BC LLC
                                                         Boise, ID

1-16            Parking                                  West Parking Lot                           BC LLC
                                                         Boise, ID

1-16            Parking                                  1108 W. Jefferson Street                   BC LLC
                                                         Boise, ID

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
2-0             BOISE BUILDING SOLUTIONS -
                DISTRIBUTION

2-1-1-2         Albuquerque Distribution Facility        101 Prosperity SE                          Boise Building Solution
                                                         Albuquerque, NM                            Distribution, L.L.C.
                                                                                                    ("BBSD LLC")

2-1-2-2         Billings Distribution Facility           1240 S. 29th Street West                   BBSD LLC
                                                         Billings, MT

2-1-3-2         Boise Distribution Facility              4300 Enterprise                            BBSD LLC
                                                         Boise, ID

2-1-4-2         Rochelle Distribution Facility           600 Timber Lane                            BBSD LLC
                                                         Rochelle, IL

2-1-5-2         Dallas Distribution Facility             10770 Bekay Street                         BBSD LLC
                                                         Dallas, TX

                                                         3930 and 4002 Duncanville Road             BBSD LLC
                                                         Dallas, TX

2-1-6-2         Denver Distribution Facility             1351 East 66th Avenue                      BBSD LLC
                                                         Denver, CO

                                                         1448 East 68th Avenue                      BBSD LLC
                                                         Denver, CO

2-1-7-2         Grand Junction Distribution              1440 4th Avenue (Truck Stop)               BBSD LLC
                Facility                                 Grand Junction, CO

                                                         615 South 15th                             BBSD LLC
                                                         Grand Junction, CO

2-1-8-2         Idaho Falls Distribution Facility        3890 Bombardier Avenue                     BBSD LLC
                                                         Idaho Falls, ID

2-1-9-2         Minneapolis Distribution Facility        8714 215th Street West                     BBSD LLC
                                                         Lakeville, MN

2-1-10-2        Phoenix Distribution Facility            200 South 35th Avenue                      BBSD LLC
                                                         Phoenix, AZ

2-1-12-2        Salt Lake City Distribution              1020 West 3265 South                       BBSD LLC
                Facility                                 Salt Lake City, UT

2-1-13-2        Woodinville Distribution Facility        8720-216th Avenue, SE                      BBSD LLC
                                                         Woodinville, WA

2-1-14-2        Spokane Distribution Facility            East 7020 Mission Avenue                   BBSD LLC
                                                         Spokane, WA

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
2-1-15-2        Tulsa Distribution Facility              9999 East 58th Street                      BBSD LLC
                                                         Tulsa, OK

2-1-17-2        Yakima Distribution Facility             1512 South 1st Street                      BBSD LLC
                                                         Yakima, WA

2-1-19-2        Baltimore Re-Load Facility               8960 Henkels Lane                          Boise Maryland Business Trust
                                                         Annapolis Junction (Baltimore),
                                                         MD

2-1-20-2        Delanco (Philadelphia)                   700 Coopertown Road                        BBSD LLC
                Distribution Facility                    Delanco (Philadelphia) NJ

2-1-24-2        Memphis Distribution Facility            4365 Old Lamar (Hwy. 78)                   BBSD LLC
                                                         (Note: 4341 Old Lamar was the
                                                         old entrance for same location)
                                                         Memphis, TN

2-1-25-2        Orlando Distribution Facility            75 W. Holden Avenue                        BBSD LLC
                                                         Orlando, FL

2-1-26-2        Portsmouth Distribution Facility         100 Ranger Road                            BBSD LLC
                                                         Portsmouth, NH

2-1-28-2        Billerica Distribution Facility          32 Manning Road                            BBSD LLC
                                                         Billerica, MA

3-0             BOISE BUILDING SOLUTIONS -
                MANUFACTURING

3-1-1-2         1) Elgin Plywood Plant                   Elgin Complex                              Boise Building Solutions
                2) Elgin Veneer Mill                     90 South 21st Street                       Manufacturing, L.L.C. ("BBSM
NE              3) Log Yard                              Elgin, OR                                  LLC")
Oregon          4) Office Building
                5) Warehouse

                Trucking                                 Highway 82
                                                         Elgin, OR

3-1-1-4         LaGrande Particleboard Plant             62621 Highway 82                           BBSM LLC
                                                         LaGrande, OR
NE
Oregon

3-1-1-5         LaGrande Lumber Mill,                    1917 Jackson Avenue                        BBSM LLC
                Sawmill & Truck Shop                     Jackson & Willow Street
NE              Region Offices                           LaGrande, OR
Oregon

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
3-1-1-7         Laminated Beam Plant                     Emmett Laminated Beam Plant                BBSM LLC
Emmett,                                                  Mill Rd & Main,
ID                                                       Emmett, ID

3-2-1-2         Small machine shop                       3957 Garden Spot Road                      BBSM LLC
Kettle                                                   (Cross street is East Deer Lake
Falls                                                    Road)
                                                         Loon Lake, WA 99148

                Region Office                            Region Administration                      BBSM LLC
                Facility/Timberland Office               1274 Boise Rd
                                                         Kettle Falls, WA

                Kettle Falls Plywood                     1010 South Boise Avenue                    BBSM LLC
                Facility/Small Log Mill                  Hwy 395
                Facility/Office                          Kettle Falls, WA
                                                         (Plywood)

                Naches Property                          Naches, WA                                 BBSM LLC
                                                         Yakima County

3-2-1-3         Kettle Falls Lumber Facility (Saw        Hwy. 395 & River Road                      BBSM LLC
                Mill)                                    Kettle Falls, WA

3-3-1-2         Medford Plywood Facility                 North Pacific Hwy                          BBSM LLC
                                                         Medford, OR
Western
Oregon

3-3-1-3         Rogue Valley Plywood Facility            1795 Antelope Road                         BBSM LLC
                                                         White City, OR
Western
Oregon

3-3-1-4 /       White City Lumber                        White City Complex                         BBSM LLC
3-3-1-5                                                  7890 Agate Road
                White City Veneer                        White City, OR
Western
Oregon

3-3-1-6         Willamina Veneer Plant                   Highway 18-B                               BBSM LLC
                                                         PO Box 128
Western                                                  Willamina, OR
Oregon

3-3-1-7         St. Helens Veneer Plant                  South 1st Street                           BBSM LLC
                                                         St. Helens, OR
Western
Oregon

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
3-3-1-8         Independence Veneer Plant                North Road                                 BBSM LLC
                (INCLUDING VALSETZ RAILROAD BUT          Independence, OR
Western         EXCLUDING INDEPENDENCE
Oregon          LANDFILL)

3-3-1-9         LVL Plant                                1155 Antelope Road                         BBSM LLC
                                                         White City, OR
Western
Oregon

3-4-1-2         Regional Administration                  Highway 171                                BBSM LLC
                Office/Florien Plywood Plant             Florien, LA
Louisiana

3-4-1-3         Oakdale Plywood Plant                    Hwy 165 South                              BBSM LLC
                                                         Oakdale, LA
Louisiana

3-6-1-1         All-joist: Railroad loading              30 Boulevard Acadie                        Boise AllJoist Ltd.
                facility                                 Edmundston, New Brunswick
                                                         Canada

3-6-1-1         All-joist: Main I-joist plant site       1 Guimond Street                           Boise AllJoist Ltd.
                                                         St. Jacques, New Brunswick
                                                         Canada

3-7-1-1         Brazilian operations                     Estrada Geral Guaiba                       Boise Cascade do Brasil Ltda.
                                                         Bom Retiro, 1001
                                                         Bairro Industrial - CEP 92500-000
                                                         Guaiba - RS - Brasil (or Brazil)

                Timberlands                              14,165 hectares of timberlands in          Boise Cascade do Brasil Ltda.
                                                         Brazil

3-8             Chilean Operations                       270 acre parcel and port                   Compania Industrial Puerto Montt
                                                         Puerto Montt, Chile                        S.A.

4-0             BOISE PAPER SOLUTIONS - WHITE
                PAPER (MILLS &
                CONVERTING) ("BPSWP")

4-1-1-1         PAPER MILL                               1300 Kaster Road                           Boise White Paper, L.L.C. ("BWP
                                                         St. Helens, OR                             LLC")

                                                         Clarifier Solids Landfill and
                                                         Sludge Disposal Site
                                                         Section 12, T4N, R2W, W.M.
                                                         Columbia County, OR

4-2-1-1         CONVERTING PLANT                         907 West 7th Street                        BWP LLC
                                                         Vancouver, WA

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
4-3-1-2         CONVERTING PLANT                         315 Commercial Street SE                   BWP LLC
                                                         Salem, OR

                Storage                                  316 Commercial Street SE                   BWP LLC
                                                         Minto Island
                                                         Salem, OR

4-4-1 aka       Chipping Facility                        Port of Umatilla                           BWP LLC
3-1-1-8                                                  PO Box 1377
                                                         Umatilla, OR
NE
Oregon

4-4-6-4-1       PAPER MILL                               Highway 395                                BWP LLC
& 5-5-1-2                                                Wallula, WA

                Container Plant                          Highway 395
                                                         Wallula, WA

                Fiber Farm                               Cottonwoods                                BWP LLC
                                                         (Tree Farm)
                                                         Boardman, OR
                                                         Morrow County

                                                         Cottonwoods                                BWP LLC
                                                         (Fiber Farm)
                                                         Highway 395
                                                         Wallula, WA

4-5-1-2         PAPER MILL                               Paper Mill                                 BWP LLC
                                                         International Falls, MN

                                                         (EXCLUDE MOONLIGHT ROCK
                                                         LANDFILL, FORMER REDI-MIX SITE
                                                         AND PAINT DISPOSAL SITE)

4-7-1-2         Saw Mill                                 M.W. Smith Sawmill                         BWP LLC

                                                         4471 Industrial Road

                                                         Jackson, AL

                                                         and

                                                         Tuscahoma Landing Hunting
                                                         Lodge
                                                         Choctaw County, AL

4-8-2-2         Regional Service Center                  7000 Cobb International Blvd.              BWP LLC
                                                         (Southwest RSC)
                                                         Kennesaw (Atlanta), GA

SITE NO.                    FACILITY NAME                          FACILITY LOCATION                        TITLE HOLDER
--------                    -------------                          -----------------                        ------------
5-0             BOISE PAPER SOLUTIONS -
                PACKAGING & NEWSPRINT
                ("BPSPN")

5-1-1-2         PAPER MILL                               Taylor Road                                Boise Packaging & Newsprint,
                                                         DeRidder, LA                               L.L.C. ("BPN LLC")

5-2-1-2         Container Plant -- Main                  451 5600 West Street                       BPN LLC
                                                         Salt Lake International Center
                                                         Salt Lake City, UT

5-3-1-2         Container Plant -- Main                  1544 West 27th Street                      BPN LLC
                                                         Burley, ID

                Container Plant-Satellite                896 Mercury Avenue                         BPN LLC
                Warehouse                                Idaho Falls, ID

5-4-1-2         Container Plant - Main                   1808 East Chisholm Drive                   BPN LLC
                                                         Nampa, ID

5-6-1-2         Container Plant - Main                   2121 Madrona Avenue, S.E.                  BPN LLC
                                                         Salem, OR

                                LEASED PROPERTIES

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
1-0             BOISE CASCADE - CORPORATE

1-11-7          Hangar                                   Boise Airport, 2001 Commerce               Boise Cascade, L.L.C. ("BC
                (Operation Agreement)                    Avenue                                     LLC")
                                                         Boise, ID

1-14-1-3        Trucking                                 4904 Zeppelin Street                       BC LLC
                                                         (Boise Air Terminal)
                                                         Boise, ID

1-16-1          Parking                                  Parking Lot-N1/2of South Lot               BC LLC
                                                         Boise, ID

1-16-1          Office for Washington                    1501 S. Capitol Way                        BC LLC
                Governmental Affairs                     Suites 306 & 307
                                                         Olympia, WA

2-0             BOISE BUILDING SOLUTIONS -
                DISTRIBUTION

2-1-6-2         Denver Distribution Facility             6777 North Downing Street                  Boise Building Solutions
                                                         Denver, CO                                 Distribution, L.L.C. ("BBSD
                                                                                                    LLC")

                                                         Railroad Ground Lease                      BBSD LLC
                                                         East 66th Avenue
                                                         Denver, CO

2-1-7-2         Grand Junction Distribution Facility     711 South 15th Street                      BBSD LLC
                                                         Grand Junction, CO

2-1-10-2        Phoenix Distribution Facility            200 South 35th Avenue                      BBSD LLC
                                                         Phoenix, AZ (Campo)

2-1-11-2        Riverside Distribution Facility          7145 Arlington Avenue                      BBSD LLC
                                                         Riverside, CA

2-1-13-2        Woodinville Distribution Facility        21831 87th Avenue SE                       BBSD LLC
                                                         Woodinville, WA

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
2-1-14-2        Spokane Distribution Facility            Bradley Street                             BBSD LLC
                                                         (Lot 6, Block 1, BNIP)
                                                         Spokane, WA

                                                         North 1016 Bradley Road                    BBSD LLC
                                                         Spokane, WA

2-1-16-2        Vancouver Distribution Facility          3207 NW Lower River Road                   BBSD LLC
                                                         Building Nos. 2516 & 2530
                                                         Port District
                                                         Vancouver, WA

2-1-17-2        Yakima Distribution Facility             1512 South 1st Street (Paginelli)          BBSD LLC
                                                         Yakima, WA

                                                         Railroad Lease (Burlington                 BBSD LLC
                                                         Northern)
                                                         Yakima, WA

2-1-18-2        Atlanta (Tucker) Distribution            1800 Montreal Station                      BBSD LLC
                Facility                                 Tucker, GA

2-1-19-2        Baltimore (Annapolis Junction)           700 Chesapeake Avenue                      BBSD LLC
                Distribution Facility                    Baltimore, MD

                                                         701 Chesapeake Avenue                      BBSD LLC
                                                         Baltimore, MD

2-1-20-2        Delanco (Philadelphia)                   710 Coopertown Road                        BBSD LLC
                Distribution Facility                    Delanco, (Philadelphia) NJ

2-1-21-2        Detroit Distribution Facility            36199 Michigan Avenue                      BBSD LLC
                                                         Wayne, MI

                Paved Lot                                Marion Industrial Center                   BBSD LLC
                                                         3007 Harding Highway East
                                                         Marion, OH

2-1-22-2        Greensboro Distribution Facility         8301 Capital Drive                         BBSD LLC
                                                         Triad Industrial, Lots 33 & 36
                                                         Greensboro, NC

2-1-23-2        Houston Distribution Facility            700 Reed Road                              BBSD LLC
                                                         Sugar Land, TX

2-1-26-2        Portsmouth Distribution Facility         20 Ranger Way                              BBSD LLC
                                                         Portsmouth, NH

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
2-1-27-2        Westfield Distribution Facility          33 Fowler Street Extension                 BBSD LLC
                                                         Westfield, MA

2-2-1-9         Procurement Office Lease                 Three Centerpointe Drive, Suite            BBSD LLC
                                                         180 Lake Oswego, OR

3-0             BOISE BUILDING SOLUTIONS -
                MANUFACTURING

3-1-1-5         LaGrande Lumber (Mill &                  1917 Jackson Avenue                        Boise Building Solutions
                Storage)                                 Jackson & Willow Street                    Manufacturing, L.L.C.
NE                                                       LaGrande, OR                               ("BBSM LLC")
Oregon

3-2-1-1         Re-Load Facility                         Hwy 395 & River Road                       BBSM LLC
                                                         Kettle Falls, WA
Kettle
Falls, WA

3-3-1-7         St. Helens Veneer Plant (1.41            South 1st Street                           BBSM LLC
                acres leased since 1980 as ground        St. Helens, OR
Western         lease/storage)
Oregon

                Log Pond 1 (ML-9809)                     St. Helens, OR                             BBSM LLC
                (Veneer)

                Log Pond 2 (ML-10149)                    St. Helens, OR                             BBSM LLC
                (Veneer)

3-4-1-4         Engineer Wood Products Plant             8835 Hwy. 1, Alexandria                    BBSM LLC
                LVL Plant                                Rapides Parish, LA
Louisiana

3-6-1-1         All-joist: Small sales office            455 Fenelon, Suite 102                     Boise AllJoist Ltd.
                (database 3-8-4-1)                       Dorval, Quebec
                                                         Canada

3-8-4-1         EWP Sales office of less than 1000       9521 Folsom Boulevard, Suite 8             BBSM LLC
aka 3-5-1-1     sqft                                     Sacramento, CA

                EWP Sales office of less than 1000       3585 Lawrenceville Suwannee                BBSM LLC
                sqft                                     Road Suite 402
                                                         Suwannee, GA

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
                EWP Sales office of about 2000           14500 Martin Drive, Suite 4000             BBSM LLC
                sqft                                     PO Box 976
                                                         Eden Prairie, MN 55344

                EWP Sales office                         700 N. Hayden Island Drive,                BBSM LLC
                                                         Suite 301
                                                         Portland, OR

3-8-4-3         UK operations                            Buildings 320 & 345                        Boise Building Products
                                                         Heyford Park, Upper Heyford                Limited (UK)
                                                         Bicester, Oxfordshire
                                                         United Kingdom

4-0             BOISE PAPER SOLUTIONS - WHITE
                PAPER

4-1-1-2         Intake/Pumphouse (10310)                 St. Helens, OR                             Boise White Paper, L.L.C.
                (Paper)                                                                             ("BWP LLC")

4-2-1-1         CONVERTING PLANT                         907 West 7th Street                        BWP LLC
                                                         (Port Lease/Building #160)
                                                         Vancouver, WA

                                                         907 West 7th Street                        BWP LLC
                                                         (DNR Lease)
                                                         Vancouver, WA

4-4-1           Chipping Facility                        Port of Umatilla                           BWP LLC
                                                         (9.84 acres McNary Industrial)
NE                                                       PO Box 1377
Oregon                                                   Umatilla, OR

                Windrowing Sludge                        Port of Umatilla                           BWP LLC
                                                         (8.34 acres McNary Industrial)
                                                         PO Box 1377
                                                         Umatilla, OR

                Chipping Facility                        Port of Umatilla                           BWP LLC
                                                         (3.2 acres)
                                                         PO Box 1377
                                                         Umatilla, OR

4-4-6-4-1       Cottonwoods                              (Ice Harbor Farms)                         BWP LLC
                                                         Fiber Farm
                                                         Highway 395
                                                         Wallula, WA

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
                                                         (Hillside Farms)                           BWP LLC
                                                         Tree Farm
                                                         Highway 395
                                                         Wallula, WA

4-6-1-2         PAPER MILL                               205 Industrial Road (1988)                 BWP LLC
                                                         Jackson, AL

                                                         205 Industrial Road (1979)
                                                         Jackson, AL

                                                         205 Industrial Road (1973)
                                                         Jackson, AL

                                                         205 Industrial Road (1966)
                                                         Jackson, AL

                                                         205 Industrial Road (1965)
                                                         Jackson, AL

                                                         205 Industrial Road (1964)
                                                         Jackson, AL

                                                         205 Industrial Road (1963)
                                                         Jackson, AL

                Sheeter Facility                         600 Clolinger Road
                                                         Jackson, AL

                Paper Warehouse                          Clolinger Road
                                                         Jackson, AL

4-8-1-1         Paper Distribution Administrative        Admin. Regional Service Center -           BWP LLC
aka 4-2-        Facility                                 Park Tower III
1-1                                                      222 NE Park Plaza Drive, Suite 105
                                                         Vancouver, WA

4-8-3-1         Regional Service Center                  591 Supreme Drive                          BWP LLC
                                                         (Chicago RSC)
                                                         Bensenville, IL

4-8-4-1         Regional Service Center                  1025 Avenue S, Suite 100                   BWP LLC
                                                         (Dallas RSC)
                                                         Grand Prairie, TX

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
4-8-5-1         Regional Service Center                  8900 Rex Road                              BWP LLC
                                                         (Los Angeles RSC)
                                                         Pico Rivera, CA

4-8-6-1         Regional Service Center                  306 Center Square Road                     BWP LLC
                                                         (Northeast RSC)
                                                         Pureland Bldg. 1
                                                         Bridgeport, NJ

4-8-7-1         Regional Service Center                  6308 North Marine Drive                    BWP LLC
                                                         (Northwest RSC)
                                                         Portland, OR

4-9-3-1         Paper sales office of less than 1000     2121 N. California Boulevard, Suite        BWP LLC
                sqft                                     290
                                                         Walnut Creek, CA

                Paper sales office of less than 1000     2130 Cliff Road                            BWP LLC
                sqft                                     Eagan, MN

                Paper sales office of less than 6000     11020 Ambassador Drive, Suite 324          BWP LLC
                sqft                                     Kansas City, MO

5-0             BOISE PAPER SOLUTIONS -
                PACKAGING & NEWSPRINT

5-3-1-2         Container Plant - Satellite              100 W. 110 S.                              Boise Packaging
                warehouse                                Burley, ID                                 Newspring, L.L.C. ("BPN LLC")

5-4-1-2         Container Plant - Satellite              1707 East Fargo Avenue                     BPN LLC
                warehouse                                Nampa, ID

                Container Plant - Satellite              1622 East Fargo                            BPN LLC
                warehouse                                Nampa, ID

5-5-1-2         Container Plant - Satellite              3014 N. Flora Road                         BPN LLC
                warehouse                                Spokane, WA

                Container Plant - Satellite              3808 North Sullivan Road, Bldg. 8          BPN LLC
                warehouse                                Spokane Business & Industrial Park
                                                         Spokane, WA

                Container Plant - Satellite              1747 N. Wenatchee Avenue                   BPN LLC
                warehouse                                Wenatchee, WA

FACILITY
   NO.                      FACILITY NAME                          FACILITY LOCATION                        TENANT
--------                    -------------                          -----------------                        ------
                Container Plant - Satellite              2400 West J Street                         BPN LLC
                warehouse                                Yakima, WA

                Satellite Warehouse                      4880 Wiley Post Way                        BPN LLC
                                                         Salt Lake City, UT

                                                                       EXHIBIT A
                                          TO AMENDMENT AND RESTATEMENT AGREEMENT

================================================================================

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                   dated as of

                                 April 18, 2005

                                      among

                         BOISE CASCADE HOLDINGS, L.L.C.,

                       BOISE LAND & TIMBER HOLDINGS CORP.,

                             BOISE CASCADE, L.L.C.,

                           BOISE LAND & TIMBER CORP.,

                            The Lenders Party Hereto

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                           --------------------------

                           J.P. MORGAN SECURITIES INC.

                                       and

                              LEHMAN BROTHERS INC.,
                           as Joint Lead Arrangers and
                                Joint Bookrunners

                          LEHMAN COMMERCIAL PAPER INC.,
                              as Syndication Agent

                                  COBANK, ACB,
                     DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

                                       and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                             as Documentation Agents

================================================================================

                                                             [CS&M No. 6701-411]

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
                                              ARTICLE I

                                             Definitions

SECTION 1.01.    Defined Terms.....................................................................1
SECTION 1.02.    Classification of Loans and Borrowings...........................................34
SECTION 1.03.    Terms Generally..................................................................34
SECTION 1.04.    Accounting Terms; GAAP; Treatment of Timber Installment Note Subsidiaries........35
SECTION 1.05.    Certificates.....................................................................35

                                             ARTICLE II

                                             The Credits

SECTION 2.01.    Revolving Commitments; Tranche D Term Loans......................................35
SECTION 2.02.    Loans and Borrowings.............................................................36
SECTION 2.03.    Requests for Borrowings..........................................................37
SECTION 2.04.    Swingline Loans..................................................................37
SECTION 2.05.    Letters of Credit................................................................39
SECTION 2.06.    Funding of Borrowings............................................................44
SECTION 2.07.    Interest Elections...............................................................45
SECTION 2.08.    Termination and Reduction of Commitments.........................................46
SECTION 2.09.    Repayment of Loans; Evidence of Debt.............................................46
SECTION 2.10.    Amortization of Term Loans.......................................................47
SECTION 2.11.    Prepayment of Loans..............................................................48
SECTION 2.12.    Fees.............................................................................51
SECTION 2.13.    Interest.........................................................................52
SECTION 2.14.    Alternate Rate of Interest.......................................................53
SECTION 2.15.    Increased Costs..................................................................53
SECTION 2.16.    Break Funding Payments...........................................................54
SECTION 2.17.    Taxes............................................................................55
SECTION 2.18.    Payments Generally; Pro Rata Treatment; Sharing of Set-offs......................56
SECTION 2.19.    Mitigation Obligations; Replacement of Lenders...................................58
SECTION 2.20.    Increase in Revolving Credit Commitments.........................................59

                                             ARTICLE III

                                   Representations and Warranties

SECTION 3.01.    Organization; Powers.............................................................61
SECTION 3.02.    Authorization; Enforceability....................................................61
SECTION 3.03.    Governmental Approvals; No Conflicts.............................................61

SECTION 3.04.    Financial Condition; No Material Adverse Change..................................61
SECTION 3.05.    Properties.......................................................................62
SECTION 3.06.    Litigation and Environmental Matters.............................................63
SECTION 3.07.    Compliance with Laws and Agreements..............................................64
SECTION 3.08.    Investment and Holding Company Status............................................64
SECTION 3.09.    Taxes............................................................................64
SECTION 3.10.    ERISA............................................................................64
SECTION 3.11.    Disclosure.......................................................................64
SECTION 3.12.    Subsidiaries.....................................................................65
SECTION 3.13.    Insurance........................................................................65
SECTION 3.14.    Labor Matters....................................................................65
SECTION 3.15.    Solvency.........................................................................66
SECTION 3.16.    Senior Indebtedness..............................................................66
SECTION 3.17.    Security Interests...............................................................66

                                             ARTICLE IV

                                             Conditions

SECTION 4.01.    [Intentionally Omitted]..........................................................66
SECTION 4.02.    Each Credit Event................................................................66

                                              ARTICLE V

                                        Affirmative Covenants

SECTION 5.01.    Financial Statements and Other Information.......................................67
SECTION 5.02.    Notices of Material Events.......................................................69
SECTION 5.03.    Information Regarding Collateral.................................................69
SECTION 5.04.    Existence; Conduct of Business...................................................70
SECTION 5.05.    Payment of Obligations...........................................................70
SECTION 5.06.    Maintenance of Properties........................................................70
SECTION 5.07.    Insurance........................................................................70
SECTION 5.08.    Casualty and Condemnation........................................................70
SECTION 5.09.    Books and Records; Inspection Rights.............................................71
SECTION 5.10.    Compliance with Laws.............................................................71
SECTION 5.11.    Use of Proceeds and Letters of Credit............................................71
SECTION 5.12.    Additional Subsidiaries..........................................................71
SECTION 5.13.    Further Assurances...............................................................72
SECTION 5.14.    Interest Rate Protection.........................................................72
SECTION 5.15.    Fiscal Periods...................................................................73

                                             ARTICLE VI

                                         Negative Covenants

SECTION 6.01.    Indebtedness; Certain Equity Securities; Designated Senior Indebtedness..........73
SECTION 6.02.    Liens............................................................................75
SECTION 6.03.    Fundamental Changes..............................................................79
SECTION 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions........................80
SECTION 6.05.    Asset Sales......................................................................84
SECTION 6.06.    Sale and Leaseback Transactions..................................................87
SECTION 6.07.    Swap Agreements..................................................................87
SECTION 6.08.    Restricted Payments; Certain Payments of Indebtedness............................87
SECTION 6.09.    Transactions with Affiliates.....................................................90
SECTION 6.10.    Restrictive Agreements...........................................................91
SECTION 6.11.    Amendment of Material Documents..................................................91
SECTION 6.12.    Interest Expense Coverage Ratio..................................................92
SECTION 6.13.    Leverage Ratio...................................................................92
SECTION 6.14.    Capital Expenditures.............................................................93

                                             ARTICLE VII

                                          Events of Default

                                            ARTICLE VIII

                                      The Administrative Agent

                                             ARTICLE IX

                                            Miscellaneous

SECTION 9.01.    Notices..........................................................................99
SECTION 9.02.    Waivers; Amendments.............................................................100
SECTION 9.03.    Expenses; Indemnity; Damage Waiver..............................................101
SECTION 9.04.    Successors and Assigns..........................................................103
SECTION 9.05.    Survival........................................................................106
SECTION 9.06.    Counterparts; Integration; Effectiveness........................................106
SECTION 9.07.    Severability....................................................................107
SECTION 9.08.    Right of Setoff.................................................................107
SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process......................107
SECTION 9.10.    WAIVER OF JURY TRIAL............................................................108
SECTION 9.11.    Headings........................................................................108
SECTION 9.12.    Confidentiality.................................................................108
SECTION 9.13.    Interest Rate Limitation........................................................109
SECTION 9.14.    USA Patriot Act.................................................................109
SECTION 9.15.    Sale of Timber Borrower.........................................................110
SECTION 9.16.    Effectiveness of Amendment and Restatement......................................110

                                              ARTICLE X

        Release of Timber Parties and Amendment and Restatement After Initial Public Offering

SECTION 10.01.   Release and Amendment...........................................................110

SCHEDULES:

Schedule 2.01 -- Revolving Commitments
Schedule 3.05(d) --Real Property
Schedule 3.05(e) -- Purchase Rights on Mortgaged Property
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries
Schedule 3.13 -- Insurance
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02(a) -- Existing BC Borrower Liens
Schedule 6.04(a) -- Existing BC Borrower Investments
Schedule 6.09 -- Original Effective Date Agreements
Schedule 6.10 -- Existing Restrictions

EXHIBITS:

Exhibit A -- Form of Assignment and Assumption
Exhibit B -- [Intentionally Omitted]
Exhibit C -- Form of Guarantee and Collateral Agreement
Exhibit D -- Form of Perfection Certificate
Exhibit E -- Form of Second Restated Credit Agreement

                    AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 18,
               2005, among BOISE CASCADE HOLDINGS, L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

          WHEREAS, the Holding Companies, the Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A. (f/k/a/ JPMorgan Chase Bank), as administrative agent, are parties to the Credit Agreement dated as of October 29, 2004 (the "ORIGINAL CREDIT AGREEMENT"), as amended and in effect immediately prior to the Restatement Effective Date (as defined herein);

          WHEREAS, the Holding Companies, the Borrowers, the Required Restatement Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent, are parties to an Amendment and Restatement Agreement dated as of April 18, 2005 (the "AMENDMENT AND RESTATEMENT AGREEMENT"); and

          WHEREAS, pursuant to the Amendment and Restatement Agreement, on the Restatement Effective Date the Original Credit Agreement is amended and restated as provided herein;

          NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "ACCOUNT" means, collectively, (a) an "account" as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (b) any rights of the BC Borrower or any BC Subsidiary to payment for goods sold or leased or services performed, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

          "ACQUIRED BUSINESSES" means the Operating Businesses and the Timberland Assets, collectively.

          "ACQUISITION" means the acquisition (a) by the BC Subsidiaries of all of the assets exclusively or primarily related to or used exclusively or primarily in the conduct of the Operating Businesses prior to the Original Effective Date and (b) by the

Timber Borrower and the Timber Subsidiaries of the Timberland Assets, in each case pursuant to and as set forth in the Acquisition Agreement.

          "ACQUISITION AGREEMENT" means the Asset Purchase Agreement dated as of July 26, 2004, by and among the Sellers, FPH and the Timber Borrower and the Schedules and exhibits attached thereto.

          "ADDITIONAL CONSIDERATION AGREEMENT" has the meaning assigned to such term in the Acquisition Agreement.

          "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/32 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "ADMINISTRATIVE AGENT" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder. The terms "Administrative Agent" and "Collateral Agent" are used interchangeably and shall not be construed to distinguish separate roles, functions or duties.

          "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; PROVIDED that, solely for purposes of Section 6.09, a Person shall not be an "Affiliate" of either Holding Company or Borrower solely by reason of being commonly Controlled by Madison Dearborn if (a) such Person is not Controlled by either Holding Company or either Borrower and (b) the Equity Interests in such Person owned or Controlled, directly or indirectly, by Madison Dearborn represent less than 20% of each of the aggregate ordinary voting power and the aggregate equity value represented by such Person's outstanding Equity Interests.

          "AGENTS" means the Administrative Agent and the Syndication Agent.

          "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "AMENDMENT AND RESTATEMENT AGREEMENT" has the meaning assigned to such term in the recitals hereto.

          "APPLICABLE PERCENTAGE" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the

Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "APPLICABLE RATE" means, for any day (a) with respect to any Tranche D Term Loan, (i) until sub-clause (ii) of this clause (a) becomes effective (A) in the case of an ABR Loan, 0.75% per annum and (B) in the case of a Eurodollar Loan, 1.75% per annum or (ii) effective on and after the first date that the credit facilities under this Agreement are rated both BB or better by S&P and Ba2 or better by Moody's (and the Administrative Agent shall have received a certificate to such effect signed on behalf of the BC Borrower by a Financial Officer), (A) in the case of an ABR Loan, 0.50% per annum and (B) in the case of a Eurodollar Loan, 1.50% per annum; and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that prior to delivery of combined consolidated financial statements for the fiscal quarter ending March 31, 2005, the Applicable Rate in respect of Revolving Loans shall be determined by reference to Category 1 below:

                                                         ABR          Eurodollar
                      Leverage Ratio:                   Spread          Spread
          ----------------------------------------------------------------------
                        CATEGORY 1

                Greater than 4.00 to 1.00                1.25%          2.25%

                        CATEGORY 2

                Greater than 3.50 to 1.00
          but less than or equal to 4.00 to 1.00         1.00%          2.00%

                        CATEGORY 3

                Greater than 3.00 to 1.00
          but less than or equal to 3.50 to 1.00         0.75%          1.75%

                        CATEGORY 4

            Less than or equal to 3.00 to 1.00           0.50%          1.50%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrowers' fiscal year based upon the combined consolidated financial statements of the Holding Companies delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such combined consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the consolidated financial statements of the Holding Companies required to be delivered pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "BC BORROWER" means Boise Cascade, L.L.C., a Delaware limited liability company that is a wholly owned subsidiary of BC Holdings.

          "BC CORPORATE CONVERSION" means the conversion of BC Holdings from a Delaware limited liability company to a Delaware corporation pursuant to a transaction (whether effected by merger or otherwise) that (a) results in the surviving corporation having the same assets and liabilities as those of BC Holdings immediately prior to such transaction, (b) results in shareholders of the surviving corporation that are substantially the same as, and that hold Equity Interests in such surviving corporation in substantially the same percentage interests as those held by, the Members of BC Holdings (or the direct or indirect holders of the Equity Interests in such Members) immediately prior to such transaction, and (c) does not involve any other consideration.

          "BC HOLDINGS" means Boise Cascade Holdings, L.L.C., a Delaware limited liability company, or, upon and after the BC Corporate Conversion, the corporation surviving the BC Corporate Conversion.

          "BC SUBSIDIARY" means a Subsidiary of the BC Borrower.

          "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

          "BORROWERS" means the BC Borrower and the Timber Borrower.

          "BORROWING" means (a) all Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

          "BORROWING REQUEST" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

          "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "CAPITAL EXPENDITURES" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Holding Companies, the Borrowers and their consolidated Subsidiaries that are (or would be) set forth as capital expenditures in a combined consolidated statement of cash flows of the Holding Companies for such period prepared in accordance with GAAP and (b) the principal portion of Capital Lease Obligations incurred by the Holding Companies, the Borrowers and their consolidated Subsidiaries during such period; PROVIDED that Capital Expenditures shall not include (i) the purchase price paid in connection with a Permitted Acquisition, (ii) expenditures made pursuant to any election to apply Net Proceeds of a Prepayment Event described in clause (a) or (b) of the definition of the term "Prepayment Event" to acquire assets as contemplated by the proviso to Section 2.11(c), or made pursuant to any election to apply Net Proceeds described in clause (b)(ii) of the definition of the term "Timberland Prepayment Event" to repair or replace Timberland Assets as described therein,
(iii) the non-cash consideration transferred or disposed of in connection with a Permitted Operating Asset Swap or Permitted Timberland Asset Swap, (iv) any Specified Investment and (v) payments required to be made by any Loan Party under the Additional Consideration Agreement.

          "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person of any Equity Interest in a Borrower (other than (i) the ownership by BC Holdings of Equity Interests in the BC Borrower, (ii) the ownership by Timber Holdings of Equity Interests in the Timber Borrower and (iii) pursuant to a sale of the Equity Interests of the Timber Borrower permitted by Section 6.05(c)); (b) at any time prior to an IPO with respect to BC Holdings, the failure by Madison Dearborn to own, directly or indirectly, beneficially and of record, Equity Interests of BC Holdings representing at least a majority of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of BC Holdings; (c) at any time prior to an IPO with respect to Timber Holdings, the failure by Madison Dearborn to beneficially own, directly or indirectly, Equity Interests of Timber Holdings representing at least a majority of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Timber Holdings;
(d) at any time after an IPO with respect to BC Holdings, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Original Effective Date), other than Madison Dearborn, of Equity Interests representing 35% or more of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of BC Holdings; (e) at any time after an IPO with respect to Timber Holdings, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Original Effective Date), other than Madison Dearborn, of Equity Interests representing 35% or more of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of Timber Holdings; (f) after an IPO with respect to BC Holdings, occupation of a majority of the seats (other than vacant seats) on the board of directors of BC Holdings by Persons who were neither nominated by the board of directors of BC Holdings nor appointed by directors so nominated;
(g) after an IPO with respect to Timber Holdings, occupation of a majority of the seats (other than vacant seats) on the board of directors of Timber Holdings by Persons who were neither nominated by the board of directors of Timber Holdings nor appointed by directors so nominated; (h) the acquisition, by reason of a written agreement, of direct or indirect Control of BC Holdings, Timber Holdings, the BC Borrower or the Timber Borrower (other than pursuant to a sale of the Equity Interests of the Timber Borrower permitted by Section 6.05(c)) by any Person or group other than Madison Dearborn; or (k) the occurrence of a "Change of Control", as defined in the Subordinated Debt Documents or the Senior Unsecured Debt Documents; PROVIDED that clauses (c), (e) and (g) above shall not apply at any time after each of Timber Holdings and the Timber Borrower cease to be parties to this Agreement pursuant to and in accordance with Section 9.15.

          "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the Original Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Original Effective Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Original Effective Date.

          "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche D Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Tranche D Commitment.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" means any and all "Collateral", as defined in any applicable Security Document.

          "COLLATERAL AGENT" means JPMorgan Chase Bank, N.A., as collateral agent under the Security Documents. The terms "Administrative Agent" and "Collateral Agent" are used interchangeably and shall not be construed to distinguish separate roles, functions or duties.

          "COLLATERAL AGREEMENT" means the Guarantee and Collateral Agreement among each of the Holding Companies, the Borrowers, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit C.

          "COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

          (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Original Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

          (b) all outstanding Equity Interests of each Borrower and each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

          (c) all Indebtedness of each of the Holding Companies, the Borrowers and the Subsidiaries that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank; PROVIDED that Indebtedness of any such Person owing to a Loan Party shall not be required to be evidenced by a promissory note (but shall nevertheless constitute Collateral) if the aggregate principal amount of outstanding Indebtedness of such Person owing to Loan Parties and not so evidenced by promissory notes does not exceed $5,000,000;

          (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement and perfect such Liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

          (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property;

          (f) each Loan Party shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and

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                                                                               8

     delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder; and

          (g) the Administrative Agent shall be reasonably satisfied that all warehousemen, bailees, agents or processors which have in their possession or control any Inventory with a fair market value in excess of $5,000,000 at any one time have been notified of the Liens created by the Security Documents in such Inventory and that the Borrowers shall have used reasonable efforts to cause each such warehouseman, bailee, agent or processor to (i) acknowledge in writing, in form and substance satisfactory to the Administrative Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Administrative Agent subject to the Liens created by the Security Documents and shall act upon the instructions of the Administrative Agent without further consent from any Loan Party, and (ii) agree to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          "COMMITMENT" means a Revolving Commitment or Tranche D Commitment, or any combination thereof (as the context requires).

          "COMMITTED SWINGLINE LENDER" means JPMorgan Chase Bank, N.A., in its capacity as lender of Committed Swingline Loans hereunder.

          "COMMITTED SWINGLINE LOAN" means a Loan made by the Committed Swingline Lender pursuant to Section 2.04(a).

          "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Holding Companies, the Borrowers and the Subsidiaries for such period, determined on a combined consolidated basis in accordance with GAAP, (ii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period and (iii) interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables, minus (b) the sum of (i) interest income of the Holding Companies, the Borrowers and the Subsidiaries for such period, determined on a combined consolidated basis in accordance with GAAP, (ii) to the extent included in such combined consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in such combined consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period.

          "CONSOLIDATED EBITDA" means, for any period, the sum of Consolidated Net Income for such period, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income:

          (a) all income tax expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

          (b) all interest expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

          (c) depreciation, depletion and amortization expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding amortization expense attributable to a prepaid item that was paid in cash in a prior period);

          (d) any management fees paid to Madison Dearborn in such period, not to exceed $2,000,000 for any consecutive four quarter period;

          (e) any non-recurring costs and expenses incurred in connection with the Acquisition, including non-recurring costs and expenses incurred in connection with the Financing Transactions (other than the Installment Note Financing) and severance costs, facility closure and related restructuring costs incurred within 18 months of the Original Effective Date, in an aggregate amount for all periods not to exceed $25,000,000;

          (f) any non-recurring costs and expenses related to (i) any public or private offering of Equity Interests of BC Holdings, Timber Holdings or the BC Borrower, (ii) any investment or acquisition permitted by Section 6.04 or (iii) recapitalizations or Indebtedness permitted by Section 6.01; and

          (g)(i) all other non-cash charges of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) less (ii) all non-cash items of income of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case other than accruals of revenue in the ordinary course of business and other than reversals (to the extent made without any payment in cash) of reserves previously excluded from clause (g)(i)), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation, amortization and depletion and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income for any purpose and, with respect to a Subsidiary that is not a Subsidiary Loan Party, only if a corresponding amount would be permitted at the date of determination to be dividended to a Loan Party by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders. Solely for purposes of calculating the Leverage Ratio, if during any period (each, a "REFERENCE PERIOD") (or, in

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                                                                              10

the case of PRO FORMA calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) either of the Borrowers or any Subsidiary shall have made a Material Disposition or Material Acquisition (other than the Acquisition), their Consolidated EBITDA for such Reference Period shall be calculated after giving PRO FORMA effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period; PROVIDED that such PRO FORMA calculations shall give effect to operating expense reductions and other cost savings only to the extent that such reductions and savings would be permitted to be reflected in a pro forma financial statement prepared in compliance with Regulation S-X. As used in this definition, "MATERIAL ACQUISITION" means any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000; and "MATERIAL DISPOSITION" means any disposition of property or series of related dispositions of property or assets (including the Equity Interests of a Subsidiary) that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000.

For purposes of this Agreement, Consolidated EBITDA for any Reference Period that includes any period of time prior to the Acquisition shall be calculated after giving PRO FORMA effect for such period to the Acquisition and the other categories of adjustments to "EBITDA" used to calculate pro forma "Adjusted EBITDA" as set forth in footnote 7 under the section of the Offering Memorandum entitled "Offering memorandum summary--Summary historical and pro forma condensed combined financial data" (without duplication of amounts otherwise included in the calculation of "EBITDA" as presented in the Offering Memorandum), it being understood that, with respect to the adjustment related to the Additional Consideration Agreement, the adjustment shall be for a deemed one-time receipt by the BC Borrower of $40,233,000 pursuant to such agreement during the relevant Reference Period until such time as such Reference Period includes an actual payment or receipt pursuant to such agreement, at which point such actual payment or receipt shall be used in place of such deemed receipt.

          "CONSOLIDATED NET INCOME" means, for any period, the net income or loss of the Holding Companies, the Borrowers and the Subsidiaries for such period determined on a combined consolidated basis in accordance with GAAP; PROVIDED that there shall not be included in such Consolidated Net Income:

          (a) any net income of any Person (other than the Holding Companies and the Borrowers) if such Person is not a Subsidiary, except that, subject to the exclusion contained in clause (c) below, the BC Borrower's or the Timber Borrower's, as the case may be, equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the BC Borrower or the Timber Borrower, as the case may be, or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (b) below);

          (b) any net income of any Subsidiary that is not a Subsidiary Loan Party if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the BC Borrower or the Timber Borrower, as the case may be, except that:

               (i) subject to the exclusion contained in clause (c) below, the BC Borrower's or the Timber Borrower's, as the case may be, equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income to the extent that the net income of such Subsidiary would be permitted at the date of determination to be dividended to the BC Borrower or the Timber Borrower, as the case may be, without any prior approval or waiver (that has not been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules or governmental regulations applicable to that Subsidiary or its stockholders (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause
          (i)) and

               (ii) the BC Borrower's or the Timber Borrower's, as the case may be, equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

          (c) any gain or loss (or, in respect of sales of Timberland Assets, income or loss) realized upon the sale or other disposition of any assets of any Holding Company, any Borrower or any Subsidiary or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business (it being understood that the determination of whether any sale of Timberland Assets has been made in the ordinary course of business shall be made in good faith on a basis consistent with that used in the calculation of pro forma "Adjusted EBITDA" used in the Offering Memorandum (it being understood that such calculation makes adjustments for non-ordinary course of business sales of Timberland Assets and not for ordinary course of business sales)) and any gain (or loss) realized upon the sale or other disposition of any Equity Interests of any Person;

          (d) extraordinary gains or losses;

          (e) any unrealized Statement of Financial Accounting Standards No. 133 gain or loss in respect of any Swap Agreement;

          (f) any non-cash gains or losses attributable to the early extinguishment of Indebtedness;

          (g) unusual or non-recurring non-cash gains or losses;

          (h) any non-cash goodwill impairment charges resulting from the application of Statement of Financial Accounting Standards No. 142; and

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                                                                              12

          (i) any non-cash compensation charge or expense, including any such charge or expense arising from grants of stock options or restricted stock or other equity-incentive programs for the benefit of officers, directors and employees of any Holding Company, any Borrower or any Subsidiary,

in each case for such period. Notwithstanding the foregoing, any amounts received and any amounts paid by any Holding Company, any Borrower or any Subsidiary under the Additional Consideration Agreement during such period shall be added and subtracted, respectively, in calculating Consolidated Net Income, without duplication.

          "CONTEMPLATED IPO" means the IPO of BC Holdings contemplated by the Registration Statement on Form S-1 filed on February 11, 2005 (File No. 333-122770), as amended or supplemented from time to time.

          "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

          "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

          "DOLLARS" or "$" refers to lawful money of the United States of America.

          "ELIGIBLE SWAP ASSETS" means (a) in the case of a Permitted Timberland Asset Swap, interests in real property and related assets (including timber and other products of or rights in or to any such interests in real property) relating to or used for the purpose of growing or harvesting timber, and (b) in the case of a Permitted Operating Asset Swap, assets constituting warehousing or distribution facilities (including any related equipment and interests in real property associated therewith).

          "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or legally binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to occupational health and safety matters.

          "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any of the Holding Companies, the Borrowers or the Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or

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                                                                              13

threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with either Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by either Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by either Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by either Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by either Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from either Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "EVENT OF DEFAULT" has the meaning assigned to such term in Article
VII.

          "EXCESS CASH FLOW" means, for any fiscal year, the sum (without duplication) of:

          (a) the combined consolidated net income (or loss) of the Holding Companies, the Borrowers and their consolidated Subsidiaries for such fiscal year, adjusted to exclude (i) any gains or losses attributable to Prepayment Events, Timberland Prepayment Events, Permitted Operating Asset Swaps, Permitted

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                                                                              14

     Timberland Asset Swaps or any sale or other disposition of Non-Cash Timberlands Consideration and (ii) any income attributable to any Non-Cash Timberlands Consideration; PLUS

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such combined consolidated net income (or loss) for such fiscal year; PLUS

          (c) the aggregate amount of payments received by any Loan Party pursuant to the Additional Consideration Agreement during such fiscal year; PLUS

          (d) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the combined consolidated deferred revenues of the Holding Companies, the Borrowers and their consolidated Subsidiaries increased during such fiscal year; MINUS

          (e) the sum of (i) any non-cash gains included in determining such combined consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the combined consolidated deferred revenues of the Holding Companies, the Borrowers and their consolidated Subsidiaries decreased during such fiscal year; MINUS

          (f) Capital Expenditures for such fiscal year, except to the extent attributable to (i) the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness or (ii) the reinvestment of Net Proceeds received in respect of any Prepayment Events or Timberland Prepayment Events; MINUS

          (g) the aggregate amount of payments made by any Loan Party pursuant to the Additional Consideration Agreement during such fiscal year; MINUS

          (h) the amount of Tax Distributions paid in cash during such fiscal year in compliance with Section 6.08; MINUS

          (i) the amount of any expenses related to severance costs, facility closure and related restructuring costs incurred in connection with the Acquisition and paid within 18 months of the Original Effective Date by any of the Holding Companies, the Borrowers or the Subsidiaries which expenses are not otherwise deducted in calculating the combined consolidated net income (or loss) of the Holding Companies, the Borrowers and their consolidated Subsidiaries as a result of the application of purchase accounting principles; MINUS

          (j) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrowers and their consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans, Swingline Loans and LC Exposure unless (and then only to the extent that) the Revolving

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                                                                              15

     Commitments are also reduced, (ii) Term Loans prepaid pursuant to Section 2.11, (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness, (iv) repayments or prepayments of Long-Term Indebtedness (other than Loans) deducted in calculating the amount of Net Proceeds in connection with any Prepayment Event or Timberland Prepayment Event and (v) repayments or prepayments of Unsecured Senior Debt or Subordinated Debt pursuant to clause (v) or (vii) of Section 6.08(b); MINUS

          (k) the aggregate amount of dividends paid in cash by BC Holdings during such fiscal year pursuant to clause (xiv) of Section 6.08(a).

          "EXCESS TIMBER CONSIDERATION" means any Net Proceeds and Non-Cash Timberlands Consideration received in respect of Timberland Prepayment Events other than (a) the first $1,650,000,000 of Net Proceeds from Timberland Prepayment Events after the Original Effective Date and (b) 50% of the Net Proceeds received from Timberland Prepayment Events in excess of $1,650,000,000. For purposes hereof, any Net Proceeds or non-cash consideration received from the sale, transfer or disposition of Non-Cash Timberlands Consideration constitutes Excess Timber Consideration.

          "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by either Borrower under Section 2.19(b)), any withholding tax that (i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from either Borrower with respect to any withholding tax pursuant to Section 2.17(a).

          "EXISTING LETTERS OF CREDIT" means the letters of credit listed on
Schedule 1.01 to the Original Credit Agreement.

          "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

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                                                                              16

          "FINANCIAL OFFICER" means, in respect of any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

          "FINANCING TRANSACTIONS" has the meaning assigned to such term in the Original Credit Agreement.

          "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which either of the Borrowers is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "FOREIGN SUBSIDIARY" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "FPH" means Forest Products Holdings, L.L.C., a Delaware limited liability company and a direct subsidiary of Madison Dearborn Capital Partners, IV, L.P.

          "GAAP" means generally accepted accounting principles in the United States of America.

          "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of government.

          "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease (including pursuant to any "synthetic lease") property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

          "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "HOLDING COMPANIES" means BC Holdings and Timber Holdings.

          "IMMATERIAL SUBSIDIARIES" means, at any time, BC Subsidiaries, that, on a consolidated basis with their respective BC Subsidiaries and treated as if all such BC Subsidiaries and their respective BC Subsidiaries were combined and consolidated as a single BC Subsidiary, (a) had consolidated assets representing less than 2% of the consolidated assets of BC Holdings as of the last day of the most recently ended fiscal quarter for which financial statements are available,
(b) accounted for less than 2% of the consolidated revenues of BC Holdings for the period of four consecutive fiscal quarters most recently ended for which financial statements are available and (c) accounted for less than 2% of Consolidated EBITDA of BC Holdings for the period of four consecutive fiscal quarters most recently ended for which financial statements are available.

          "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable due within one year and accrued expenses, in each case incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; PROVIDED that if recourse for such Indebtedness is limited to such property, the amount of Indebtedness arising under this clause (f) shall be limited to the lesser of (i) the outstanding principal amount thereof and (ii) the fair market value of the property subject to such Lien, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

          "INSTALLMENT NOTE DOCUMENTS" means the Installment Notes, the Installment Note Guaranties and the "Collateral Notes" (as defined in Installment Note Guaranties) and all other documents and agreements contemplated by the Installment Note Guaranties.

          "INSTALLMENT NOTE FINANCING" means the transactions contemplated by the Installment Note Documents, including (a) the contribution by the Timber Borrower of $1,635,250,000 in cash to the Timber Installment Note Subsidiaries,
(b) the issuance of

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                                                                              18

the Installment Notes by the Timber Installment Note Subsidiaries to certain of the Sellers, (c) the purchase for cash by the Timber Installment Note Subsidiaries of private placement notes from various financial institutions in the aggregate principal amount of $1,635,250,000, (d) the issuance by Wachovia Corporation and Lehman Brothers Holdings Inc. of guaranties pursuant to the Installment Note Guaranties to provide credit support for the Installment Notes and (e) the pledge by each of the Timber Installment Note Subsidiaries of the private placement notes purchased by it (as contemplated by clause (c) above) and certain other collateral as security for its obligations under its Installment Note Guaranty.

          "INSTALLMENT NOTE GUARANTIES" means (a) the Guaranty dated as of October 29, 2004 issued by Lehman Brothers Holdings Inc. and (b) the Guaranty dated as of October 29, 2004 issued by Wachovia Corporation, in each case to provide credit support for the Installment Notes.

          "INSTALLMENT NOTES" means the installment notes issued by the respective Timber Installment Note Subsidiaries to certain of the Sellers as contemplated by the Acquisition Agreement and the Reimbursement Agreements, in an aggregate principal amount equal to $1,635,000,000.

          "INTEREST ELECTION REQUEST" means a request by the BC Borrower to convert or continue a Borrowing in accordance with Section 2.07.

          "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with respect to a Eurodollar Revolving Borrowing, one week or, with the consent of each Lender participating in such Borrowing, nine or twelve months) thereafter, as the applicable Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) on one occasion, an Interest Period for a Eurodollar Tranche D Term Borrowing may be selected by the BC Borrower for a period of less than two months ending on June 30, 2005 (subject to clause (a) above). For

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                                                                              19

purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "INVENTORY" has the meaning assigned to such term in the Collateral Agreement.

          "IPO" means the initial offering by BC Holdings or Timber Holdings, as applicable, of its Equity Interests to the public by means of an offering registered with the Securities and Exchange Commission, including pursuant to the Contemplated IPO.

          "ISSUING BANK" means, as the context may require, (a) JPMorgan Chase Bank, N.A., in its capacity as an issuer of Letters of Credit hereunder, and (b) any other Revolving Lender that becomes an Issuing Bank pursuant to Section 2.05(j), in its capacity as an issuer of Letters of Credit hereunder, and, in each case, its successors in such capacity as provided in Section 2.05(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "LC DISBURSEMENT" means a payment made by any Issuing Bank pursuant to a Letter of Credit.

          "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the BC Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lenders.

          "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement (whether issued before or after the Restatement Effective Date).

          "LEVERAGE RATIO" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Holding Companies ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Holding Companies most recently ended prior to such date).

          "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such

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                                                                              20

page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; PROVIDED that, in the case of a Eurodollar Tranche D Term Borrowing with an Interest Period described in clause (c) of the proviso to the definition of the term "Interest Period", the Administrative Agent may determine the LIBO Rate by any other means that it determines to reasonably reflect the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "LOAN DOCUMENTS" means this Agreement, the Amendment and Restatement Agreement, the Reaffirmation Agreement, the Collateral Agreement and the other Security Documents.

          "LOAN PARTIES" means the Holding Companies, the Borrowers and the Subsidiary Loan Parties.

          "LOANS" means the loans made by the Lenders to the BC Borrower pursuant to this Agreement (whether made before or after the Restatement Effective Date); PROVIDED that, for purposes of calculating Excess Cash Flow or any prepayment required by Section 2.11(d), the term "Loans" also includes "Loans"' as defined in the Original Credit Agreement.

          "LONG-TERM INDEBTEDNESS" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

          "MADISON DEARBORN" means Madison Dearborn Capital Partners, IV, L.P., its Affiliates and investment funds under common management with Madison Dearborn Capital Partners, IV, L.P., but excluding any such Affiliate that is
(a) a "portfolio company", (b) a Person that is Controlled by, or under common Control with, Madison Dearborn Capital Partners, IV, L.P., or any of its Affiliates and conducts any business other than investment activities and activities incidental thereto or (c) Controlled by a Person described in clause
(a) or (b) above.

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                                                                              21

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, financial condition or results of operations of the Holding Companies, the Borrowers and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under any Loan Document or
(c) the rights of the Lenders under the Loan Documents.

          "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Holding Companies, the Borrowers and the Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any of the Holding Companies, the Borrowers or the Subsidiaries in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Holding Company, Borrower or Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

          "MATERIAL SUBSIDIARY" means any Subsidiary that is not an Immaterial Subsidiary.

          "MEMBERS" means the holders of the Equity Interests of BC Holdings.

          "MOODY'S" means Moody's Investors Service, Inc.

          "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

          "MORTGAGED PROPERTY" means, initially, the real property set forth on
Schedule 3.05(d) that is identified on such Schedule as Mortgaged Property and the improvements thereto, and includes each other parcel of real property and improvements thereto owned by a Borrower or any Subsidiary with respect to which a Mortgage is granted.

          "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET PROCEEDS" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all fees and out-of-pocket expenses paid by any of the Holding Companies, the Borrowers and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by any of the Holding Companies, the Borrowers and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) owed to third parties secured by such asset, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by any of the Holding Companies, the Borrowers and the Subsidiaries, and the amount of any reserves established by the Holding Companies, the Borrowers and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable to third parties, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of any of the Holding Companies or the Borrowers).

          "NET WORKING CAPITAL" means, at any date, (a) the combined consolidated current assets of the Holding Companies, the Borrowers and their consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the combined consolidated current liabilities of the Holding Companies, the Borrowers and their consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

          "NON-CASH TIMBERLANDS CONSIDERATION" means any non-cash consideration received in respect of a sale made in reliance upon Section 6.05(c) as permitted by clause (B)(2) of the proviso to such Section.

          "OBLIGATIONS" has the meaning assigned to such term in the Collateral Agreement.

          "OFFERING MEMORANDUM" means the offering memorandum dated October 15, 2004 relating to the Senior Unsecured Debt and the Subordinated Debt.

          "OPERATING BUSINESSES" means the forest products and distribution businesses (and assets comprising such businesses) acquired by the BC Borrower and its Subsidiaries pursuant to the Acquisition Agreement, including, (a) their paper manufacturing, conversion, distribution and sales operations, (b) their building solutions manufacturing and conversion operations, (c) their packaging and newsprint manufacturing, conversion, distribution and sales operations, (d) certain of their aviation operations and (e) their transportation operations.

          "ORIGINAL CREDIT AGREEMENT" has the meaning assigned to such term in the recitals hereto.

          "ORIGINAL EFFECTIVE DATE" means October 29, 2004.

          "OTHER TAXES" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

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                                                                              23

          "PERFECTION CERTIFICATE" means a certificate in the form of Exhibit D or any other form approved by the Collateral Agent.

          "PERMITTED ACQUISITION" means any acquisition by the BC Borrower or any BC Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) any such business shall comply with the permitted businesses of the BC Borrower and the BC Subsidiaries as provided in Section 6.03(b), (c) all of the Equity Interests of each Subsidiary formed for the purpose of or resulting from such acquisition shall be owned directly by the BC Borrower or a BC Subsidiary and all actions required to be taken with respect to each such acquired or newly formed Subsidiary under Sections 5.12 and
5.13 have been taken, (d) the Holding Companies, the Borrowers and the Subsidiaries are in compliance, on a PRO FORMA basis after giving effect to such acquisition (and any operating expense reductions related thereto that would be permitted to be deducted in any calculation of Consolidated EBITDA in accordance with the definition of such term contained herein), with the covenants contained in Sections 6.12 and 6.13 recomputed as at the last day of the most recently ended fiscal quarter of the Holding Companies for which financial statements are available, as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (e) the BC Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses
(a), (b), (c) and (d) above, together with all relevant financial information for the Person or assets to be acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (d) above.

          "PERMITTED ENCUMBRANCES" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that

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                                                                              24

     do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of either Borrower or any Subsidiary;

PROVIDED that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

          "PERMITTED INVESTMENTS" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, at least an A2 credit rating from S&P or at least a P2 credit rating from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above; and

          (e) demand deposit accounts with commercial banks.

          "PERMITTED OPERATING ASSET SWAP" means any transfer of Eligible Swap Assets by the BC Borrower or any BC Subsidiary in which at least 95% of the consideration received by the transferor consists of Eligible Swap Assets (and any balance of such consideration consists of cash); PROVIDED that (a) after giving effect to such transfer, the aggregate fair market value of all assets transferred pursuant to Permitted Operating Asset Swaps (i) during any fiscal year of the Borrowers, on a cumulative basis, shall not exceed $20,000,000 and
(ii) during the term of this Agreement, on a cumulative basis, shall not exceed $40,000,000 and (b) all actions required to be taken pursuant to Sections 5.12 and 5.13 with respect to any Eligible Swap Assets so received as consideration shall be taken.

          "PERMITTED RECEIVABLES FINANCING" means financing arrangements pursuant to which the BC Borrower or one or more of the BC Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis, other than Standard Securitization Undertakings) to one or more

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                                                                              25

Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security pursuant to a revolving committed financing arrangement; PROVIDED that
(a) the BC Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such financing arrangements and (b) the BC Borrower represents, in a certificate of a Financial Officer of the BC Borrower delivered to the Administrative Agent, that the terms and conditions of such financing arrangements are customary for accounts receivable securitization financings. The "funded amount" or "principal amount" of any Permitted Receivables Financing at any time shall be the principal amount of Receivables Financing Debt in respect thereof.

          "PERMITTED TIMBERLAND ASSET SWAP" means any transfer of Eligible Swap Assets by the Timber Borrower or any Timber Subsidiary in the ordinary course of business in which at least 95% of the consideration received by the transferor consists of Eligible Swap Assets (and any balance of such consideration consists of cash); PROVIDED that all actions required to be taken pursuant to Sections
5.12 and 5.13 with respect to any Eligible Swap Assets so received as consideration shall be taken.

          "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "PLEDGED COLLATERAL" has the meaning assigned to such term in the Collateral Agreement.

          "PREPAYMENT EVENT" means:

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of either Holding Company, either Borrower or any Subsidiary (other than a Receivables Subsidiary), other than (i) Timberland Prepayment Events, (ii) dispositions described in clauses (i), (ii), (iii) and (iv) of Section 6.05(a), (iii) dispositions described in clauses (i), (ii), (iii), (iv) and (v) of Section 6.05(b), and (iv) other dispositions resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Borrowers; or

          (b) any insured casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of either Holding Company, either Borrower or any Subsidiary (other than a Timberland Asset Disposition) other than those resulting in

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                                                                              26

     aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Borrowers; or

          (c) the issuance by either Holding Company, either Borrower or any Subsidiary of any Equity Interests, or the receipt by either Holding Company, either Borrower or any Subsidiary of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, a Holding Company, a Borrower or a Subsidiary, (ii) the issuance of Equity Interests of either Holding Company to employees of either Holding Company, either Borrower or any Subsidiary in their capacity as such pursuant to employee benefit plans and employment arrangements; (iii) the issuance of Equity Interests of BC Holdings pursuant to the Contemplated IPO, (iv) the issuance of Equity Interests of a Holding Company to fund Specified Investments, (v) the issuance of Equity Interests of a Holding Company to Madison Dearborn or (vi) the issuance of Equity Interests of BC Holdings pursuant to and in compliance with clause
     (xiv) of Section 6.04(b); or

          (d) the incurrence by either Holding Company, either Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by
     Section 6.01; or

          (e) any transfer of Receivables pursuant to a Permitted Receivables Financing; PROVIDED that any such transfer will be treated as a Prepayment Event only to the extent that, after giving effect thereto, the aggregate funded amount of such Permitted Receivables Financing exceeds the greatest aggregate funded amount previously outstanding thereunder.

          "PRIME RATE" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "QUALIFIED PREFERRED STOCK" means, with respect to either Holding Company, any preferred Equity Interest of such Holding Company that (a) is not subject to any requirement to pay mandatory cash dividends or similar distributions, (b) is not subject to any mandatory redemption or repurchase requirement (whether pursuant to a sinking fund obligation, or at the option of the holder thereof, or upon the occurrence of specified events, or otherwise),
(c) is not convertible, or exchangeable, other than into or for common Equity Interests of a Holding Company or Qualified Preferred Stock, and (d) does not entitle the holder thereof to any other rights or remedies that could subject either Holding Company, either Borrower or any Subsidiary to any mandatory payment obligation; PROVIDED that the foregoing shall not be construed to prohibit rights to receive dividends and distributions in preference to those paid on any other Equity Interests of the relevant Holding Company (if and when paid).

          "RECEIVABLE" means an Account owing to the BC Borrower or any BC Subsidiary (before its transfer to a Receivables Subsidiary), whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

          "RECEIVABLES FINANCING DEBT" means, as of any date with respect to any Permitted Receivables Financing, the amount of the outstanding Receivables subject to such Permitted Receivables Financing that would be required to discharge all principal obligations to financing parties (and would not be returned, directly or indirectly, to the BC Borrower or any BC Subsidiary) if all such Receivables were to be collected at such date and such Permitted Receivables Financing were to be terminated at such date.

          "RECEIVABLES SUBSIDIARY" means a wholly owned BC Subsidiary that does not engage in any activities other than participating in one or more Permitted Receivables Financings and activities incidental thereto; PROVIDED that (a) such Subsidiary does not have any Indebtedness other than (i) Indebtedness incurred pursuant to a Permitted Receivables Financing owed to financing parties supported by Receivables and Related Security and (ii) Subordinated Receivables Transfer Debt, (b) neither of the Holding Companies or the Borrowers nor any other Subsidiary Guarantees any Indebtedness or other obligation of such Subsidiary, other than Standard Securitization Undertakings and (c) all Equity Interests of and other investments in such Subsidiary that are owned by the BC Borrower or any other BC Subsidiary (including any Subordinated Receivables Transfer Debt) are pledged pursuant to the Collateral Agreement.

          "REGISTER" has the meaning set forth in Section 9.04.

          "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, and advisors and trustees of such Person and such Person's Affiliates.

          "RELATED SECURITY" means, with respect to any Receivable: (a) all of the BC Borrower's or the applicable BC Subsidiary's right, title and interest in and to any goods, the sale of which gave rise to such Receivable; (b) all security pledged, assigned, hypothecated or granted to or held by the BC Borrower or the applicable BC Subsidiary to secure such Receivable; (c) all guaranties, endorsements and indemnifications on, or of, such Receivable or any of the foregoing (other than by any of the Holding Companies, the Borrowers and the Subsidiaries that is not a Receivables Subsidiary); (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith; (e) all books, records, ledger cards and invoices related to such Receivable or any of the foregoing, whether maintained electronically, in paper form or otherwise; (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers; (g) all credit information, reports and memoranda relating thereto;
(h) all other writings related thereto; and (i) all proceeds of any of the foregoing.

          "REQUIRED LENDERS" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the

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                                                                              28

sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "RESTATEMENT EFFECTIVE DATE" has the meaning assigned to such term in the Amendment and Restatement Agreement.

          "RESTATEMENT TRANSACTIONS" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is, or is to be, a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder and (b) the prepayment of the Tranche B Term Loans.

          "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in either Holding Company, either Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in either Holding Company, either Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in either Holding Company, either Borrower or any Subsidiary.

          "REVOLVING AVAILABILITY PERIOD" means the period from and including the Original Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01 (as of the Restatement Effective Date), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders' Revolving Commitments as of the Restatement Effective Date is $475,000,000.

          "REVOLVING EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

          "REVOLVING LENDER" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "REVOLVING LOAN" means a Loan made pursuant to Section 2.01(a) and includes any "Revolving Loan" outstanding under the Original Credit Agreement on the Restatement Effective Date.

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                                                                              29

          "REVOLVING MATURITY DATE" means October 29, 2010.

          "S&P" means Standard & Poor's.

          "SECURED PARTIES" has the meaning assigned to such term in the Collateral Agreement.

          "SECURITY DOCUMENTS" means the Collateral Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

          "SELLERS" means Seller Parent, Boise Southern Company and Minidoka Paper Company.

          "SELLER PARENT" means OfficeMax Incorporated (f/k/a Boise Cascade Corporation), a Delaware corporation.

          "SENIOR UNSECURED DEBT" means (a) the senior unsecured notes issued by the BC Borrower on the Original Effective Date in the aggregate principal amount of $250,000,000 and the Indebtedness represented thereby (the "INITIAL SENIOR UNSECURED DEBT") and (b) any senior unsecured debt securities issued by the BC Borrower after the Original Effective Date to refinance the Initial Senior Unsecured Debt; PROVIDED that (i) such senior unsecured debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the scheduled maturity date of the Initial Senior Unsecured Debt, (ii) the Indebtedness in respect of such senior unsecured debt securities is not Guaranteed by any Person that did not Guarantee (and is not permitted by this Agreement to Guarantee) the Initial Senior Unsecured Debt,
(iii) the aggregate principal amount of such senior unsecured debt securities does not exceed the aggregate principal amount of Initial Senior Unsecured Debt refinanced thereby plus capitalized interest and any applicable redemption premiums paid in respect of the refinancing thereof, (iv) the portion of the interest rate payable in cash in respect of such senior unsecured debt securities does not exceed the interest rate in respect of the Initial Senior Unsecured Debt, (v) such senior unsecured debt securities are not supported by any letter of credit or other credit enhancement, (vi) the terms and conditions of such senior unsecured debt securities and any Senior Unsecured Debt Documents in respect thereof (including covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such senior unsecured debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Initial Senior Unsecured Debt and the Senior Unsecured Debt Documents in respect of the Initial Senior Unsecured Debt and (vii) the Initial Senior Unsecured Debt being refinanced by such senior unsecured debt securities is repaid on the same date that such senior unsecured debt securities are issued.

          "SENIOR UNSECURED DEBT DOCUMENTS" means any indenture under which any Senior Unsecured Debt is issued and all other instruments, agreements and other

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                                                                              30

documents evidencing or governing any Senior Unsecured Debt or providing for any Guarantee or other right in respect thereof.

          "SPECIFIED INVESTMENT" means any investment by the BC Borrower or any BC Subsidiary that is financed solely with Net Proceeds received from the issuance of Equity Interests by BC Holdings after the Restatement Effective Date, PROVIDED that (i) the Administrative Agent receives written notice describing such investment concurrently with or promptly following the issuance of such Equity Interests and (ii) such investment is made within 90 days of receipt by BC Holdings of such Net Proceeds.

          "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities made by the BC Borrower or any BC Subsidiary in connection with a Permitted Receivables Financing that are customary for accounts receivables securitization financings; PROVIDED that Standard Securitization Undertakings shall not include any Guarantee of any Indebtedness or collectability of any Receivables.

          "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "SUBORDINATED DEBT" means (a) the senior subordinated notes issued by the BC Borrower on the Original Effective Date in the aggregate principal amount of $400,000,000 and the Indebtedness represented thereby (the "INITIAL SUBORDINATED DEBT") and (b) any subordinated debt securities issued by the BC Borrower after the Original Effective Date to refinance the Initial Subordinated Debt; PROVIDED that (i) such subordinated debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the scheduled maturity date of the Initial Subordinated Debt, (ii) the Indebtedness in respect of such subordinated debt securities is not Guaranteed by any Person that did not Guarantee (and is not permitted by this Agreement to Guarantee) the Initial Subordinated Debt, (iii) the aggregate principal amount of such subordinated debt securities does not exceed the aggregate principal amount of Initial Subordinated Debt refinanced thereby plus capitalized interest and any applicable redemption premiums paid in respect of the refinancing thereof, (iv) the portion of the interest rate payable in cash in respect of such subordinated debt securities does not exceed the interest rate in respect of the Initial Subordinated Debt, (v) such subordinated debt securities are unsecured and are not supported by any letter of credit or other credit enhancement, (vi) the terms and

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                                                                              31

conditions of such subordinated debt securities and any Subordinated Debt Documents in respect thereof (including subordination provisions, covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such subordinated debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Initial Subordinated Debt and the Subordinated Debt Documents in respect of the Initial Subordinated Debt and (vii) the Initial Subordinated Debt being refinanced by such subordinated debt securities is repaid on the same date that such subordinated debt securities are issued.

          "SUBORDINATED DEBT DOCUMENTS" means any indenture under which any Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing any Subordinated Debt or providing for any Guarantee or other right in respect thereof.

          "SUBORDINATED RECEIVABLES TRANSFER DEBT" means Indebtedness of a Receivables Subsidiary owed to the BC Borrower or a BC Subsidiary and incurred to finance the purchase of Receivables and Related Security from the BC Borrower or a BC Subsidiary in connection with a Permitted Receivables Financing; PROVIDED that (a) such Indebtedness is evidenced by a promissory note pledged pursuant to the Collateral Agreement and (b) all proceeds of such Indebtedness are applied by such Receivables Subsidiary to pay the purchase price of such Receivables and Related Security.

          "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "SUBSIDIARY" means any subsidiary of either Borrower, other than the Timber Installment Note Subsidiaries.

          "SUBSIDIARY LOAN PARTY" means (a) any BC Subsidiary that is not a Foreign Subsidiary or a Receivables Subsidiary and (b) any Timber Subsidiary.

          "SUPPLY AGREEMENT" means the Paper Purchase Agreement dated October 29, 2004, between Boise White Paper, L.L.C. and Seller Parent, amending and superseding the Paper Purchase Agreement Term Sheet dated April 28, 2004 between Seller Parent and Boise Office Solutions.

          "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or

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                                                                              32

settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; PROVIDED that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Holding Companies, the Borrowers or the Subsidiaries shall be a Swap Agreement.

          "SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

          "SWINGLINE LENDERS" means the Committed Swingline Lender and any Uncommitted Swingline Lenders.

          "SWINGLINE LOAN" means a Committed Swingline Loan or an Uncommitted Swingline Loan.

          "SYNDICATION AGENT" means Lehman Commercial Paper Inc., in its capacity as syndication agent for the Lenders.

          "TAX DISTRIBUTIONS" means cash distributions by BC Holdings to the Members in respect of its Equity Interests for the purpose of providing the Members with funds to pay the tax liability attributable to their shares of the taxable income of BC Holdings and its consolidated subsidiaries.

          "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TERM LOANS" means Tranche D Term Loans; PROVIDED that, for purposes of calculating Excess Cash Flow or any prepayment required by Section 2.11(d) the term "Term Loans" also includes "Term Loans" as defined in the Original Credit Agreement.

          "TIMBER BORROWER" means Boise Land & Timber Corp., a Delaware corporation.

          "TIMBER HOLDINGS" means Boise Land & Timber Holdings Corp., a Delaware corporation.

          "TIMBER INSTALLMENT NOTE SUBSIDIARIES" means Boise Land & Timber, L.L.C. and Boise Land & Timber II, L.L.C., each a Delaware limited liability company.

          "TIMBER SUBSIDIARY" means a Subsidiary of the Timber Borrower.

          "TIMBERLAND ASSET DISPOSITION" means (a) any sale, transfer or other disposition (including pursuant to any sale and leaseback transaction) of any Timberland

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                                                                              33

Asset or (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Timberland Asset.

          "TIMBERLAND ASSETS" means the interests in real property and related assets (including timber and other products of or rights in or to any such interests in real property) relating to or used for the purpose of growing or harvesting timber acquired by the Timber Borrower pursuant to the Acquisition Agreement, and also includes any other assets acquired by the Timber Borrower after the Original Effective Date for the same or similar purposes (including pursuant to any Permitted Timberland Asset Swap).

          "TIMBERLAND PREPAYMENT EVENT" means (a) any sale made in reliance upon
Section 6.05(c) and (b) any other Timberland Asset Disposition, other than (i) those permitted by clauses (i), (ii), (iii), (v) and (vi) of Section 6.05(b) and
(ii) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Timberland Asset if (A) the Timber Borrower elects, by notice to the Administrative Agent delivered prior to or promptly upon receipt of the Net Proceeds therefrom, to apply such Net Proceeds to repair or replace such Timberland Asset, (B) pending application of such Net Proceeds, such Net Proceeds are deposited with the Collateral Agent and held as Collateral and (C) such Net Proceeds are so applied within 180 days after receipt of such Net Proceeds (it being understood that any such Net Proceeds that are not so applied within such period shall be treated as Net Proceeds of a Timberland Prepayment Event).

          "TOTAL INDEBTEDNESS" means, as of any date, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of the Holding Companies, the Borrowers and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a combined consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Holding Companies, the Borrowers and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a combined consolidated basis (but, in each case, excluding (i) Receivables Financing Debt and (ii) obligations arising under the Additional Consideration Agreement) as of such date minus (c) cash on hand and Permitted Investments of the Holding Companies, the Borrowers and the Subsidiaries as of such date (other than any such cash or Permitted Investments subject to any Lien (other than (i) Liens securing Indebtedness described in clause (a) or (b) above and (ii) Permitted Encumbrances that would not prohibit, limit, or otherwise impair the ability of the Borrowers to use such cash and Permitted Investments to pay the Obligations hereunder)) in an aggregate amount not to exceed $35,000,000; PROVIDED that, for purposes of clause (b) above, the term "Indebtedness" shall not include contingent obligations of either Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness.

          "TRANCHE B TERM LOAN" has the meaning assigned to such term in the Original Credit Agreement.

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                                                                              34

          "TRANCHE D COMMITMENT" has the meaning assigned to such term in the Amendment and Restatement Agreement.

          "TRANCHE D LENDER" means a Lender with an outstanding Tranche D Term Loan.

          "TRANCHE D MATURITY DATE" means October 28, 2011.

          "TRANCHE D TERM LOAN" means a Loan made pursuant to Section 3 of the Amendment and Restatement Agreement.

          "TRANSACTIONS" has the meaning assigned to such term in the Original Credit Agreement.

          "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UNCOMMITTED SWINGLINE LENDER" means, at any time, any Revolving Lender or Tranche D Lender that holds an Uncommitted Swingline Loan outstanding at such time.

          "UNCOMMITTED SWINGLINE LOAN" means a Loan made pursuant to Section 2.04(d); PROVIDED that any such Loan shall cease to constitute a "Loan" for all purposes of the Loan Documents if the holder of such Loan is neither a Revolving Lender nor a Tranche D Lender.

          "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (E.G., a "Revolving Loan") or by Type (E.G., a "Eurodollar Loan") or by Class and Type (E.G., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (E.G., a "Revolving Borrowing") or by Type (E.G., a "Eurodollar Borrowing") or by Class and Type (E.G., a "Eurodollar Revolving Borrowing").

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),

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                                                                              35

(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04. ACCOUNTING TERMS; GAAP; TREATMENT OF TIMBER INSTALLMENT NOTE SUBSIDIARIES. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if a Borrower notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Original Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies a Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          (b) Notwithstanding any provision to the contrary contained herein, the Timber Installment Note Subsidiaries (and their respective assets, liabilities, revenues, income, expenses, cash flows and results of operations, as well as any Equity Interest or other investment therein) shall be disregarded for purposes of all financial and accounting calculations and determinations hereunder relating to the Holding Companies, the Borrowers and their Subsidiaries (including for purposes of determining the Leverage Ratio, Consolidated EBITDA, Consolidated Cash Interest Expense and Excess Cash Flow), in each case as though the Timber Installment Note Subsidiaries were not subsidiaries of the Timber Borrower and the Timber Borrower did not own any Equity Interests of the Timber Installment Note Subsidiaries.

          SECTION 1.05. CERTIFICATES. All certificates and other documents or statements of any sort provided, executed or attested to by any officer, director or employee of any Loan Party shall be treated as being provided, executed or attested to on behalf of such Loan Party, and not in such officer's, director's or employee's individual capacity.

                                   ARTICLE II

                                   THE CREDITS

          SECTION 2.01. REVOLVING COMMITMENTS; TRANCHE D TERM LOANS. (a) Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans to the BC Borrower from time to time during the Revolving

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                                                                              36

Availability Period in an aggregate principal amount that will not result in such Revolving Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Revolving Loans.

          (b) The Tranche D Term Loans constitute Loans made pursuant to this Agreement for all purposes of the Loan Documents. Amounts repaid or prepaid in respect of Tranche D Term Loans may not be reborrowed.

          SECTION 2.02. LOANS AND BORROWINGS. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the BC Borrower may request in accordance herewith; PROVIDED that each Eurodollar Term Borrowing that has an Interest Period beginning prior to the date that is 30 days after the Restatement Effective Date shall have an Interest Period with a duration of one month. Each Committed Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that (i) any exercise of such option shall not affect the obligation of the BC Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) the BC Borrower shall be entitled to treat any Lender exercising such option as the Lender in respect of such Eurodollar Loan for all purposes hereunder, including
Section 2.15.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; PROVIDED that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Committed Swingline Loan shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of 12 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the BC Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or Tranche D Maturity Date, as applicable.

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                                                                              37

          SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Borrowing, the BC Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; PROVIDED that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the BC Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing or a Tranche D Term Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the BC Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the BC Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each participating Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. SWINGLINE LOANS. (a) Subject to the terms and conditions set forth herein, the Committed Swingline Lender agrees to make Committed Swingline Loans to the BC Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $40,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; PROVIDED that the Committed Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within

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                                                                              38

the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Committed Swingline Loans.

          (b) To request a Committed Swingline Loan, the BC Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Committed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Committed Swingline Loan. The Administrative Agent will promptly advise the Committed Swingline Lender of any such notice received from the BC Borrower. The Committed Swingline Lender shall make each Committed Swingline Loan available to the BC Borrower by means of a credit to the general deposit account of the BC Borrower with the Committed Swingline Lender (or, in the case of a Committed Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Committed Swingline Loan.

          (c) The Committed Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Committed Swingline Loans outstanding. Such notice shall specify the aggregate amount of Committed Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Committed Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Committed Swingline Lender, such Lender's Applicable Percentage of such Committed Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Committed Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Committed Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the BC Borrower of any participations in any Committed Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Committed Swingline Loan shall be made to the Administrative Agent and not to the Committed Swingline Lender. Any amounts received by the Committed Swingline Lender from the BC Borrower (or other party on behalf of the BC Borrower) in respect of a Committed Swingline Loan after receipt by the Committed Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the

Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Committed Swingline Lender, as their interests may appear; PROVIDED that any such payment so remitted shall be repaid to the Committed Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the BC Borrower for any reason. The purchase of participations in a Committed Swingline Loan pursuant to this paragraph shall not relieve the BC Borrower of any default in the payment thereof.

          (d) Any Revolving Lender or Tranche D Lender may (but shall not have any obligation to) agree to make, and make, Uncommitted Swingline Loans to the BC Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $40,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; PROVIDED that an Uncommitted Swingline Loan shall not be borrowed to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Uncommitted Swingline Loans.

          (e) Any Uncommitted Swingline Loan may be made pursuant to such procedures as shall be separately agreed between the BC Borrower and the relevant Lender, subject to the following provisions of this paragraph. Each Lender in respect of an Uncommitted Swingline Loan that is not the same Person as the Person serving as the Administrative Agent shall notify the Administrative Agent of (i) the amount of such Uncommitted Swingline Loan prior to making such Loan and (ii) any repayment of the principal of such Uncommitted Swingline Loan (in whole or in part) and the amount of such repayment, promptly upon receipt of such repayment.

          (f) It is understood that paragraph (c) of this Section shall not apply to Uncommitted Swingline Loans and the Revolving Lenders shall not have any obligation to acquire participations in such Loans.

          SECTION 2.05. LETTERS OF CREDIT. (a) GENERAL. Subject to the terms and conditions set forth herein, the BC Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the BC Borrower to, or entered into by the BC Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the BC Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the relevant Issuing Bank selected by the BC Borrower to issue such Letter of Credit and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the BC Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the BC Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $150,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

          (c) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension), subject to renewal provisions reasonably acceptable to the applicable Issuing Bank (which shall in any event permit such Issuing Bank to disallow renewal) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the Issuing Bank in respect of such Letter of Credit hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the BC Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the BC Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e) REIMBURSEMENT. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the BC Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the date that such LC Disbursement is made, if the BC Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the date that such LC Disbursement is made or (ii) otherwise, the Business Day immediately following the later of the date that such LC Disbursement is made or the date of receipt by the BC Borrower of notice of such LC Disbursement; PROVIDED that, if such LC Disbursement is not less than the applicable minimum borrowing amount, the BC Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the BC Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the BC Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the BC Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the BC Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the BC Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the BC Borrower of its obligation to reimburse such LC Disbursement.

          (f) OBLIGATIONS ABSOLUTE. The BC Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the BC Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; PROVIDED that the foregoing shall not be construed to excuse an Issuing Bank from liability to the BC Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the BC Borrower to the extent permitted by applicable law) suffered by the BC Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g) DISBURSEMENT PROCEDURES. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the BC Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the BC Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h) INTERIM INTEREST. If an Issuing Bank shall make any LC Disbursement, then, unless the BC Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the BC Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; PROVIDED that, if the BC Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i) REPLACEMENT OR TERMINATION OF AN ISSUING BANK. Any Issuing Bank may be replaced at any time by written agreement among the BC Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. An

Issuing Bank's obligations to issue additional Letters of Credit hereunder may be terminated at any time by written agreement among the BC Borrower, the Administrative Agent and such Issuing Bank; PROVIDED that after giving effect thereto there is at least one remaining Issuing Bank obligated to issue Letters of Credit. The Administrative Agent shall notify the Lenders of any such replacement or termination of an Issuing Bank. At the time any such replacement or termination shall become effective, the BC Borrower shall pay all unpaid fees accrued for the account of the replaced or terminated Issuing Bank pursuant to
Section 2.12(b). From and after the effective date of any such replacement, the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. After the replacement or termination of an Issuing Bank hereunder, the replaced or terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or termination, but shall not be required to issue additional Letters of Credit.

          (j) ADDITION OF ISSUING BANK. Any Revolving Lender may at any time become an Issuing Bank hereunder by written agreement between the BC Borrower and such Revolving Lender, subject to notice to and the consent (not to be unreasonably withheld) of the Administrative Agent. From and after the effective date of any such Revolving Lender becoming an Issuing Bank, such Revolving Lender shall have the rights and obligations of an Issuing Bank under this Agreement. Any Revolving Lender that becomes an Issuing Bank shall not cease to be an Issuing Bank hereunder if it later ceases to be a Revolving Lender hereunder.

          (k) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the BC Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the BC Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the BC Borrower described in clause (h) or (i) of Article VII. The BC Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the BC Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse any Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the BC Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If the BC Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the BC Borrower within three Business Days after all Events of Default have been cured or waived.

          (l) CERTAIN NOTICES BY ISSUING BANKS. Each Issuing Bank that is not the same Person as the Person serving as the Administrative Agent shall notify the Administrative Agent of (i) the amount and expiration date of each Letter of Credit issued by such Issuing Bank at or prior to the time of issuance thereof,
(ii) any amendment or modification to any such Letter of Credit at or prior to the time of such amendment or modification and (iii) any termination, surrender, cancelation or expiry of any such Letter of Credit at or prior to the time of such termination, surrender, cancelation or expiration.

          (m) EXISTING LETTERS OF CREDIT. All Existing Letters of Credit shall be deemed to be Letters of Credit issued under this Agreement as of the Original Effective Date and thereupon shall constitute Letters of Credit for all purposes of the Loan Documents.

          SECTION 2.06. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; PROVIDED that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the BC Borrower by promptly crediting the amounts so received, in like funds, to an account of the BC Borrower maintained with the Administrative Agent in New York City and designated by the BC Borrower in the applicable Borrowing Request; PROVIDED that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the BC Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the BC Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the BC Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the BC Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07. INTEREST ELECTIONS. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the BC Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The BC Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, the BC Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the BC Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the BC Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the BC Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the BC Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the BC Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.08. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date. The Tranche D Commitments shall terminate on the Restatement Effective Date upon funding of the Tranche D Term Loans.

          (b) The BC Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; PROVIDED that (i) each such reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the BC Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c) The BC Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the BC Borrower pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Revolving Commitments delivered by the BC Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the BC Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

          SECTION 2.09. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The BC Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Tranche D Term Loan of such Lender as provided in Section 2.10 and (iii) to each Swingline Lender the then unpaid principal amount of each Swingline Loan of such Lender on the earlier of the Revolving Maturity Date and the date that is five Business Days after such Swingline Loan is made; PROVIDED that on each date that a Revolving Borrowing is made, the BC Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the BC Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made to the BC Borrower hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the BC Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the BC Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the BC Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.10. AMORTIZATION OF TERM LOANS. (a) Subject to adjustment pursuant to paragraph (c) of this Section, the BC Borrower shall repay Tranche D Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

               Date                                        Amount
               ----                                        ------
          June 30, 2005                                 $ 2,100,000
          September 30, 2005                            $ 2,100,000
          December 31, 2005                             $ 2,100,000
          March 31, 2006                                $ 2,100,000

               Date                                        Amount
               ----                                        ------
          June 30, 2006                                 $   2,100,000
          September 30, 2006                            $   2,100,000
          December 31, 2006                             $   2,100,000
          March 31, 2007                                $   2,100,000
          June 30, 2007                                 $   2,100,000
          September 30, 2007                            $   2,100,000
          December 31, 2007                             $   2,100,000
          March 31, 2008                                $   2,100,000
          June 30, 2008                                 $   2,100,000
          September 30, 2008                            $   2,100,000
          December 31, 2008                             $   2,100,000
          March 31, 2009                                $   2,100,000
          June 30, 2009                                 $   2,100,000
          September 30, 2009                            $   2,100,000
          December 31, 2009                             $   2,100,000
          March 31, 2010                                $   2,100,000
          June 30, 2010                                 $   2,100,000
          September 30, 2010                            $   2,100,000
          March 31, 2011                                $ 396,900,000
          Tranche D Maturity Date                       $ 396,900,000

          (b) To the extent not previously paid all Tranche D Term Loans shall be due and payable on the Tranche D Maturity Date.

          (c) Any prepayment of a Tranche D Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Tranche D Term Borrowings to be made pursuant to this Section in the direct chronological order of maturity. If the initial aggregate amount of the Lenders' Tranche D Commitments exceeds the aggregate principal amount of Tranche D Term Loans that are made on the Restatement Effective Date, then the scheduled repayments of Tranche D Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

          (d) Prior to any repayment of any Tranche D Term Borrowings hereunder, the BC Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Tranche D Term Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Tranche D Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.11. PREPAYMENT OF LOANS. (a) Each Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the BC Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(k)) in an aggregate amount equal to such excess.

          (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of either Holding Company, either Borrower or any Subsidiary in respect of any Prepayment Event, the BC Borrower shall, within three Business Days after such Net Proceeds are so received, prepay Term Borrowings in an aggregate amount equal to 100% of such Net Proceeds (or, in the case of a Prepayment Event described in clause (c) of the definition of the term Prepayment Event, 50% of such Net Proceeds); PROVIDED that, in the case of any event described in clause (a) or (b) of the definition of the term Prepayment Event and subject to Section 6.06, if the BC Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the BC Borrower to the effect that the BC Borrower or its Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 360 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the BC Borrower or its Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. In addition, in the event and on each occasion that the BC Borrower, the Timber Borrower or any Subsidiary shall sell, lease or otherwise dispose of any asset (whether or not such transaction shall constitute a Prepayment Event), if the BC Borrower would be required to prepay or redeem, or to offer to prepay or redeem, any Subordinated Debt or any Senior Unsecured Debt as a result of such transaction unless the proceeds of such transaction are applied within a specified period to prepay Term Borrowings (or otherwise reinvested as permitted in accordance with the terms of such Subordinated Debt or Senior Unsecured Debt, as applicable), then the BC Borrower shall (unless such proceeds are otherwise reinvested within the specified period in a manner that relieves the BC Borrower of any such requirement in respect of the Subordinated Debt or Senior Unsecured Debt, as applicable) prepay Term Borrowings within such specified period to the extent necessary to relieve the BC Borrower of any such requirement.

          (d) Following the end of each fiscal year of the Borrowers, commencing with the fiscal year ending December 31, 2005, the BC Borrower shall prepay Term Borrowings in an aggregate amount equal to the excess, if any, of (A) 50% of Excess Cash Flow for such fiscal year over (B) the aggregate principal amount of Term Loans optionally prepaid during the period from and including March 31 of the fiscal year for which Excess Cash Flow is being calculated to but excluding March 31 of the fiscal year during which such prepayment is being made (or, if earlier, the date on which such prepayment is made); PROVIDED that (i) the aggregate prepayment amount required by this paragraph in respect of a fiscal year shall be calculated based upon 25% (instead of 50%) of Excess Cash Flow for such fiscal year if the Leverage Ratio is less than or equal to 3.5 to 1.0 on the last day of such fiscal year and (ii) no prepayment shall be required by this paragraph in respect of Excess Cash Flow for any fiscal year if the Leverage Ratio is less than or equal to 3.0 to 1.0 on the last day of such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

          (e) In the event that any Net Proceeds are received by or on behalf of either Holding Company, either Borrower or any Subsidiary in respect of a Timberland Prepayment Event, the BC Borrower shall prepay Term Borrowings in an aggregate amount equal to 50% of such Net Proceeds so received (it being understood that, for purposes of determining the amount of any prepayment pursuant to this paragraph, such Net Proceeds shall be deemed to include the fair market value of all Non-Cash Timberlands Consideration received by any Loan Party in connection with such Timberland Prepayment Event). Prepayments required pursuant to this paragraph (e) shall be made within three Business Days after the date of receipt of any Net Proceeds that results in the aggregate cumulative amount of such Net Proceeds so received (and in respect of which no prepayment has been made pursuant to this paragraph (e)) exceeding $5,000,000.

          (f) Prior to any optional or mandatory prepayment of Borrowings under this Section, the BC Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section.

          (g) The BC Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the relevant Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; PROVIDED that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

          (h) All prepayments of Tranche D Term Loans effected on or prior to December 31, 2005 with the proceeds of a substantially concurrent issuance or incurrence of new secured credit facilities (excluding a refinancing of all the facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction) so long as the primary purpose of such transaction is not to refinance Indebtedness hereunder at an Applicable Rate or similar interest rate spread more favorable to the BC Borrower), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate or similar interest rate spread applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Rate applicable to the Tranche D Term Loans, as the case may be, as of the date hereof.

          SECTION 2.12. FEES. (a) The BC Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the rate of 0.50% per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Original Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Original Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

          (b) The BC Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as applicable for purposes of determining the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum (or such other rate separately agreed upon between the BC Borrower and such Issuing Bank) on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Original Effective Date; PROVIDED that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrowers jointly and severally agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed to be payable to the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.13. INTEREST. (a) The Loans comprising each ABR Borrowing (including each Committed Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) Each Uncommitted Swingline Loan shall bear interest at such rate per annum as shall be separately agreed by the BC Borrower and the relevant Uncommitted Swingline Lender; PROVIDED that such rate shall not exceed the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by either Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.14. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.15. INCREASED COSTS. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

          (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit issued by such Issuing Bank or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers jointly and severally agree to pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or an Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers jointly and severally agree to pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; PROVIDED that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.16. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto,

(c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(g) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the BC Borrower pursuant to Section 2.19, then, in any such event, the BC Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined reasonably and in good faith by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the BC Borrower and shall be conclusive absent manifest error. The BC Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.17. TAXES. (a) Any and all payments by or on account of any obligation of either Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if either Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions and (iii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Each Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by either Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which either Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from such Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

          (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by either Borrower or with respect to which either Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the applicable Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section
2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, that each Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to either Borrower or any other Person.

          SECTION 2.18. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. (a) The BC Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an Issuing Bank or a Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Committed Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans; PROVIDED that
(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this

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                                                                              58

paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the BC Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the BC Borrower will not make such payment, the Administrative Agent may assume that the BC Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the BC Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c),
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.19. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender requests compensation under Section 2.15, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The BC Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.15, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the BC Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to

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                                                                              59

the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the BC Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Committed Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the BC Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

          SECTION 2.20. INCREASE IN REVOLVING CREDIT COMMITMENTS. (a) The BC Borrower may, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Revolving Lenders), request that the total Revolving Commitments be increased (a "REVOLVING COMMITMENT INCREASE"); PROVIDED that the total Revolving Commitments shall not be increased by more than $25,000,000 during the term of this Agreement pursuant to this Section. Such notice shall set forth (i) the amount of the requested increase in the total Revolving Commitments and the date on which such increase is requested to become effective and (ii) whether the BC Borrower desires to effect all or any portion of such increase by offering the Revolving Lenders the opportunity to ratably increase their Revolving Commitments. If such notice indicates that the BC Borrower elects to offer Revolving Lenders the opportunity to ratably increase their Revolving Commitments, the Administrative Agent will notify the Revolving Lenders of such offer and the amount of the proposed increase to be offered ratably to the Revolving Lenders, and each Revolving Lender shall, by notice to the BC Borrower and the Administrative Agent given not more than 10 days after the date of the BC Borrower's notice, either agree to increase its Revolving Commitment by all or a portion of the offered amount or decline to increase its Revolving Commitment (and any Revolving Lender that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its Revolving Commitment). Regardless of whether the BC Borrower's notice elects to offer Revolving Lenders the opportunity to ratably increase their Revolving Commitments, the BC Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "AUGMENTING REVOLVING LENDER"), which may include any Lender, to extend Revolving Commitments or increase their existing Revolving Commitments in order to effect all or part of the proposed increase in the total Revolving Commitments; PROVIDED that each Augmenting Revolving Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent, each Issuing Bank and the Committed Swingline Lender (such approvals not to be unreasonably withheld), and the BC Borrower and each Augmenting Revolving Lender shall execute all such

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                                                                              60

documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Commitment and/or its status as a Revolving Lender hereunder. Any increase in the total Revolving Commitments may be made in an amount which is less than the increase requested by the BC Borrower if the BC Borrower so elects.

          (b) On the effective date (the "REVOLVING COMMITMENT INCREASE EFFECTIVE DATE") of any Revolving Commitment Increase, if any Revolving Loans are outstanding, the BC Borrower (i) shall prepay all Revolving Loans then outstanding (including all accrued but unpaid interest thereon) and (ii) may, at its option, fund such prepayment by simultaneously borrowing Revolving Loans of the Types and for the Interest Periods specified in a Borrowing Request delivered pursuant to Section 2.03, which Revolving Loans shall be made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments (calculated after giving effect to the Revolving Commitment Increase); PROVIDED that such prepayment of Revolving Loans pursuant to this paragraph shall not be required if such Revolving Commitment Increase is effected entirely by ratably increasing the Revolving Commitments of the existing Revolving Lenders. The payments made pursuant to clause (i) above in respect of each Eurodollar Loan shall be subject to Section 2.16.

          (c) Increases and new Revolving Commitments created pursuant to this
Section 2.20 shall become effective on the date specified in the notice delivered by the BC Borrower pursuant to the first sentence of paragraph (a) above; PROVIDED that the BC Borrower may, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), extend such date by up to 30 days by delivering written notice to the Administrative Agent no less than three Business Days prior to the date specified in the notice delivered by the BC Borrower pursuant to the first sentence of paragraph (a) above.

          (d) Notwithstanding the foregoing, no increase in the total Revolving Commitments (or in the Revolving Commitment of any Revolving Lender) or addition of an Augmenting Revolving Lender shall become effective under this Section unless (i) on the Revolving Commitment Increase Effective Date, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the BC Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) (A) documents consistent with those delivered on the Restatement Effective Date under clauses (b) and (c) of Section 7 of the Amendment and Restatement Agreement and (B) to the extent requested by the Administrative Agent, documents consistent with those delivered on the Restatement Effective Date under clauses (f)(ii)(A) and (B) of Section 7 of the Amendment and Restatement Agreement.

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                                                                              61

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          Each of the Holding Companies and the Borrowers represents and warrants to the Lenders that:

          SECTION 3.01. ORGANIZATION; POWERS. Each of the Holding Companies, the Borrowers and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. Each of the Timber Installment Note Subsidiaries is duly organized and validly existing as a Delaware limited liability company.

          SECTION 3.02. AUTHORIZATION; ENFORCEABILITY. The Restatement Transactions to be entered into by each Loan Party are within such Loan Party's corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder action. This Agreement has been duly executed and delivered by each of the Holding Companies and the Borrowers and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Holding Company, such Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Restatement Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any of the Holding Companies, the Borrowers or the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any of the Holding Companies, the Borrowers or the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any of the Holding Companies, the Borrowers or the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any of the Holding Companies, the Borrowers or the Subsidiaries, except Liens created under the Loan Documents.

          SECTION 3.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. (a) The Holding Companies and the Borrowers have heretofore furnished to the Lenders

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                                                                              62

(i) consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of each of (x) the Acquired Businesses, taken as a whole, (y) the Timberland Assets, on a stand-alone basis and (z) the Operating Businesses, taken as a whole, in each case as of and for the fiscal years ended December 31, 2003, reported on by KPMG LLP, independent public accountants and (ii) the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of (x) the Holding Companies and their consolidated subsidiaries (combined), (y) the BC Borrower and its consolidated subsidiaries and (z) the Timber Borrower and its consolidated subsidiaries, in each case as of December 31, 2004, and for the periods January 1, 2004, through October 28, 2004, and October 29, 2004, through December 31, 2004, reported on (in the case of such audited statements) by KPMG LLP. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of (A) in the case of the financial statements referred to in clause (i) above, the Acquired Businesses, the Timberland Assets and the Operating Businesses and (B) in the case of the financial statements referred to in clause (ii) above, the Persons referred to therein, in each case as of such dates and for such periods, in accordance with GAAP.

          (b) The Holding Companies and the Borrowers have heretofore furnished to the Lenders the pro forma combined consolidated balance sheet of the Holding Companies as of December 31, 2004, prepared giving effect to the Restatement Transactions as if the Restatement Transactions had occurred on such date. Such pro forma combined consolidated balance sheet (i) has been prepared in good faith based on assumptions believed by the Holding Companies and the Borrowers to be reasonable, (ii) is based on the best information available to the Holding Companies and the Borrowers after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Restatement Transactions and (iv) presents fairly, in all material respects, the pro forma combined financial position of the Holding Companies and their consolidated subsidiaries as of December 31, 2004, as if the Restatement Transactions had occurred on such date.

          (c) Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the Restatement Transactions, none of the Holding Companies, the Borrowers or the Subsidiaries has, as of the Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 2004, there has been no change or effect that is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Holding Companies, the Borrowers and the Subsidiaries, taken as a whole. It is understood that the sale by the Timber Borrower of the Timber Subsidiaries that was consummated on February 4, 2005, shall not be construed to be materially adverse within the meaning of the preceding sentence.

          SECTION 3.05. PROPERTIES. (a) Each of the Holding Companies, the Borrowers and the Subsidiaries has good title to, or valid leasehold interests in, or other valid and enforceable rights to use, all its real and personal property material to its

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                                                                              63

business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Holding Companies, the Borrowers and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Holding Companies, the Borrowers and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Neither the Timber Borrower nor any Timber Subsidiary owns or leases any real property.

          (d) Schedule 3.05(d) sets forth the address or legal description of each parcel of real property that is owned or leased by the BC Borrower or any BC Subsidiary as of the Restatement Effective Date after giving effect to the Restatement Transactions, in each case indicating whether such real property is owned or leased, the record owner of such real property.

          (e) As of the Restatement Effective Date, none of the Holding Companies, the Borrowers or the Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Except as set forth on Schedule 3.05(e), as of the Restatement Effective Date, neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option to purchase or other contractual right to purchase such Mortgaged Property or interest therein.

          SECTION 3.06. LITIGATION AND ENVIRONMENTAL MATTERS. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Holding Companies or the Borrowers, threatened against or affecting any of the Holding Companies, the Borrowers or the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Restatement Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Holding Companies, the Borrowers or the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any facts, conditions or circumstances that would reasonably be expected to result in any Environmental Liability.

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                                                                              64

          (c) Since the Original Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Holding Companies, the Borrowers and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08. INVESTMENT AND HOLDING COMPANY STATUS. None of the Holding Companies, the Borrowers or the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09. TAXES. Each of the Holding Companies, the Borrowers and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which such Holding Company, Borrower or Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent annual financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that, if required to be paid, would reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent annual financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that, if required to be paid, would reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11. DISCLOSURE. The Holding Companies and the Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any of the Holding Companies, the Borrowers or the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports,

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                                                                              65

financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, the Holding Companies and the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12. SUBSIDIARIES. (a) BC Holdings does not have any subsidiaries other than the BC Borrower and the BC Subsidiaries. Schedule 3.12 sets forth the name and jurisdiction of organization of, and the direct or indirect ownership interest of the BC Borrower in, each BC Subsidiary and identifies each such BC Subsidiary that is a Subsidiary Loan Party, in each case as of the Restatement Effective Date.

          (b) Timber Holdings does not have any subsidiaries other than the Timber Borrower, the Timber Subsidiaries and the Timber Installment Note Subsidiaries. Schedule 3.12 sets forth the name and jurisdiction of organization of, and the direct or indirect ownership interest of the Timber Borrower in, each Timber Subsidiary, in each case as of the Restatement Effective Date. Each Timber Subsidiary is a Subsidiary Loan Party.

          SECTION 3.13. INSURANCE. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Holding Companies, the Borrowers and the Subsidiaries as of the Restatement Effective Date. As of the Restatement Effective Date, all premiums due and payable in respect of such insurance have been paid. The Holding Companies and the Borrowers reasonably believe that the insurance maintained by or on behalf of the Holding Companies, the Borrowers and the Subsidiaries is adequate.

          SECTION 3.14. LABOR MATTERS. As of the Restatement Effective Date, there are no strikes, lockouts or slowdowns against any Holding Company, Borrower or Subsidiary pending or, to the knowledge of the Holding Companies or the Borrowers, threatened. The hours worked by and payments made to employees of the Holding Companies, the Borrowers and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All payments due from any Holding Company, Borrower or Subsidiary, or for which any claim may be made against any Holding Company, Borrower or Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Holding Company, Borrower or Subsidiary. The consummation of the Restatement Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Holding Company, Borrower or Subsidiary is bound.

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                                                                              66

          SECTION 3.15. SOLVENCY. Immediately after the consummation of the Restatement Transactions to occur on the Restatement Effective Date and immediately following the making of each Loan made on the Restatement Effective Date and after giving effect to the application of the proceeds of such Loans,
(a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Restatement Effective Date.

          SECTION 3.16. SENIOR INDEBTEDNESS. The Obligations constitute "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

          SECTION 3.17. SECURITY INTERESTS. The representations and warranties in the Security Documents are true and correct.

                                   ARTICLE IV

                                   CONDITIONS

          SECTION 4.01. [Intentionally Omitted].

          SECTION 4.02. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing (it being understood that the continuation or conversion of a Borrowing does not constitute the making of a Loan for purposes of this Section 4.02), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (except representations and warranties not qualified as to materiality, which representations and warranties shall be true and correct in all material respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except, to the extent such representations or warranties expressly relate to an earlier date, in which case as of such earlier date).

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

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                                                                              67

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Holding Companies and the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated or have been cash collateralized (to the satisfaction of the Issuing Banks) and all LC Disbursements shall have been reimbursed, each of the Holding Companies and the Borrowers covenants and agrees with the Lenders that:

          SECTION 5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Holding Companies and the Borrowers will furnish to the Administrative Agent and each
Lender:

          (a) within 90 days after the end of each fiscal year of the Borrowers (or, during any time that either Holding Company or either Borrower is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, such shorter period as the Securities and Exchange Commission shall specify for the filing of annual reports on Form 10-K), the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of (i) the Holding Companies and their consolidated subsidiaries (combined), (ii) the BC Borrower and its consolidated subsidiaries and
     (iii) the Timber Borrower and its consolidated subsidiaries, in each case as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the combined financial condition and results of operations of the entities to which such financial statements pertain on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrowers (or, during any time that either Holding Company or either Borrower is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, such shorter period as the Securities and Exchange Commission shall specify for the filing of quarterly reports on Form 10-Q), the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of (i) the Holding Companies and their consolidated subsidiaries (combined), (ii) the

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                                                                              68

     BC Borrower and its consolidated subsidiaries and (iii) the Timber Borrower and its consolidated subsidiaries, in each case as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of each Holding Company (in the case of clause (i)), the BC Borrower (in the case of clause (ii)) or the Timber Borrower (in the case of clause (iii)), as presenting fairly in all material respects the financial condition and results of operations of the entities to which such financial statements pertain on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) [Intentionally Omitted];

          (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each Holding Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12, 6.13 and 6.14, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv) stating whether any Tax Distributions were made during the period covered by such financial statements and, if so, the amount thereof and setting forth a summary description of the calculation thereof;

          (e) at least 30 days prior to the commencement of each fiscal year of the Holding Companies beginning with the fiscal year commencing January 1, 2006, a reasonably detailed combined consolidated budget for such fiscal year (including a projected combined consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any of the Holding Companies, the Borrowers or the Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

          (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any of the Holding Companies, the Borrowers or the Subsidiaries, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

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                                                                              69

          SECTION 5.02. NOTICES OF MATERIAL EVENTS. The Holding Companies and the Borrowers will furnish to the Administrative Agent and each Lender written notice of the following promptly after any Financial Officer or other executive officer of any of the Holding Companies or Borrowers obtains knowledge thereof:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any of the Holding Companies, the Borrowers or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to any of the Holding Companies, the Borrowers or the Subsidiaries in an aggregate amount exceeding $5,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of each of the Holding Companies or the Borrowers setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. INFORMATION REGARDING COLLATERAL. The Holding Companies or the Borrowers will furnish to the Administrative Agent prompt written notice of any change (a) in any Loan Party's legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (b) in the case of any Loan Party that is not a "registered organization" (as defined in Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York), in the location of such Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (c) in any Loan Party's identity or corporate structure, (d) in any Loan Party's "organizational identification number" or any similar jurisdictional identification number required for the filing of financing statements in any jurisdiction or (e) in any Loan Party's jurisdiction of organization. The Holding Companies and the Borrowers agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made (or have been prepared and delivered to the Administrative Agent for filing) under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent and Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Holding Companies and the Borrowers also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

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          SECTION 5.04. EXISTENCE; CONDUCT OF BUSINESS. Each of the Holding
Companies and the Borrowers will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section
6.03. The Timber Borrower will do or cause to be done, and cause each of the Timber Installment Note Subsidiaries to do or cause to be done, all things necessary to preserve the legal existence of each Timber Installment Note Subsidiary as a Delaware limited liability company and to observe and comply with its limited liability company operating agreement.

          SECTION 5.05. PAYMENT OF OBLIGATIONS. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except (a) where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Holding Company, Borrower or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation, or (b) except for Tax liabilities, where the failure to make payment (individually or in the aggregate) could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06. MAINTENANCE OF PROPERTIES. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and subject to casualty and condemnation events (in which case such property shall be repaired or replaced as promptly as practicable).

          SECTION 5.07. INSURANCE. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. The Holding Companies and the Borrowers will furnish (or cause to be furnished) to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. CASUALTY AND CONDEMNATION. The Holding Companies and the Borrowers (a) will furnish to the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are

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collected and applied in accordance with the applicable provisions of the
Security Documents.

          SECTION 5.09. BOOKS AND RECORDS; INSPECTION RIGHTS. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and (so long as a representative of the Holding Companies or Borrowers has been afforded a reasonable opportunity to be present at such discussions) independent accountants, all at such reasonable times and as often as reasonably requested; PROVIDED that, unless a Default has occurred and is continuing, the Borrowers shall not be required to pay the expense of any such visit by a representative of a Lender and shall only be required to pay the expense of two such visits by a representative of the Administrative Agent during any fiscal year.

          SECTION 5.10. COMPLIANCE WITH LAWS. Each of the Holding Companies and the Borrowers will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11. USE OF PROCEEDS AND LETTERS OF CREDIT. The proceeds of the Tranche D Term Loans will be used only to prepay Tranche B Term Loans outstanding on the Restatement Effective Date (other than any Tranche B Term Loans that have been exchanged for Tranche D Term Loans pursuant to the Amendment and Restatement Agreement). The proceeds of the Revolving Loans and Swingline Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. Letters of Credit will be issued only for general corporate purposes.

          SECTION 5.12. ADDITIONAL SUBSIDIARIES. If any additional Subsidiary is formed or acquired after the Original Effective Date, the Borrowers will, within five Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof (which notice shall indicate the name of such Subsidiary, the jurisdiction in which it is organized, whether such Subsidiary is a BC Subsidiary or a Timber Subsidiary and its status, if applicable, as a Foreign Subsidiary or a Receivables Subsidiary or a Subsidiary Loan Party) and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

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          SECTION 5.13. FURTHER ASSURANCES. (a) Each of the Holding Companies
and the Borrowers will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Holding Companies and the Borrowers also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets (including (i) any real property constituting Timberland Assets acquired pursuant to a Permitted Timberland Asset Swap, (ii) any real property acquired pursuant to a Permitted Operating Asset Swap if a Mortgaged Property was transferred pursuant to such Permitted Operating Asset Swap and (iii) any other material real property or material improvements thereto or any material interest therein, howsoever acquired) are acquired by any Loan Party after the Original Effective Date (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Holding Companies and the Borrowers will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Holding Companies and the Borrowers will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

          SECTION 5.14. INTEREST RATE PROTECTION. As promptly as practicable, and in any event within 90 days after the Original Effective Date, the Borrowers will enter into, and thereafter maintain in effect for the periods specified below, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be that (a) for a period of at least three years after the Original Effective Date, at least 30% of the consolidated Long-Term Indebtedness of the Borrowers outstanding as of the Original Effective Date (as reduced at or before the date that such interest protection agreement becomes effective) will be Indebtedness that either bears interest at a fixed rate or the interest cost of which is hedged pursuant to such interest rate protection agreements and (b) for a period of at least one year after the Original Effective Date, at least an additional 20% of the consolidated Long-Term Indebtedness of the Borrowers outstanding as of the Original Effective Date (as reduced at or before the date that such interest protection agreement becomes effective) will be Indebtedness that either bears interest at a fixed rate or the interest cost of which is hedged pursuant to such interest protection agreements.

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          SECTION 5.15. FISCAL PERIODS. Each of the Holding Companies and the
Borrowers will, and will cause each of the Subsidiaries to, have a fiscal year ending on December 31 and fiscal quarters ending on the last day of each calendar quarter.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated or have been cash collateralized (to the satisfaction of the Issuing Banks) and all LC Disbursements shall have been reimbursed, each of the Holding Companies and the Borrowers covenants and agrees with the Lenders that:

          SECTION 6.01. INDEBTEDNESS; CERTAIN EQUITY SECURITIES; DESIGNATED SENIOR INDEBTEDNESS. (a) The BC Borrower will not, and will not permit any BC Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

          (ii) the Subordinated Debt and the Senior Unsecured Debt;

          (iii) Indebtedness existing on the Original Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by capitalization of interest and fees) or result in an earlier maturity date or decreased weighted average life thereof;

          (iv) Indebtedness of (A) the BC Borrower to any BC Subsidiary (other than a Receivables Subsidiary) or to the Timber Borrower or (B) any BC Subsidiary to the BC Borrower or any other BC Subsidiary (other than a Receivables Subsidiary); PROVIDED that Indebtedness of any BC Subsidiary that is not a Loan Party to the BC Borrower or any Subsidiary Loan Party shall be subject to Section 6.04;

          (v) Guarantees by the BC Borrower of Indebtedness of any BC Subsidiary (other than a Receivables Subsidiary) and by any BC Subsidiary (other than a Receivables Subsidiary) of Indebtedness of the BC Borrower or any other BC Subsidiary (other than a Receivables Subsidiary); PROVIDED that (A) Guarantees by the BC Borrower or any BC Subsidiary that is a Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (B) a BC Subsidiary that is not a Loan Party shall not Guarantee Indebtedness of any Loan Party;

          (vi) Indebtedness of the BC Borrower or any BC Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets after the Original Effective Date, including Capital Lease Obligations and any

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     Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, or Capital Lease Obligations resulting from sale-leaseback transactions consummated in compliance with Section 6.06, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by capitalization of interest and fees) or result in an earlier maturity date or decreased weighted average life thereof; PROVIDED that (A), except for Capital Lease Obligations resulting from sale-leaseback transactions pursuant to clause (b) of
     Section 6.06, such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $50,000,000 at any time outstanding;

          (vii) Indebtedness of any Person that becomes a BC Subsidiary after the Original Effective Date; PROVIDED that (A) such Indebtedness exists at the time such Person becomes a BC Subsidiary and is not created in contemplation of or in connection with such Person becoming a BC Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall not exceed $50,000,000 at any time outstanding;

          (viii) Indebtedness of any Receivables Subsidiary incurred pursuant to any Permitted Receivables Financing;

          (ix) purchase price adjustment and similar obligations incurred by the BC Borrower or any BC Subsidiary in connection with a Permitted Acquisition, to the extent such obligations would otherwise constitute Indebtedness; and

                  (x) other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding; PROVIDED that the aggregate principal amount of Indebtedness of the BC Subsidiaries permitted by this clause (x) shall not exceed $15,000,000 at any time outstanding.

          (b) The Timber Borrower will not, and will not permit any Timber Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

          (ii) Guarantees by the Timber Borrower or any Timber Subsidiary of the Subordinated Debt and the Senior Unsecured Debt; PROVIDED that such Guarantees in respect of the Subordinated Debt shall be subordinated on the same terms as the Subordinated Debt;

          (iii) Indebtedness existing on the Original Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

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                                                                              75

          (iv) Indebtedness of (A) the Timber Borrower to any Timber Subsidiary or to the BC Borrower or (B) any Timber Subsidiary to the Timber Borrower or to any other Timber Subsidiary;

          (v) Guarantees by the Timber Borrower of Indebtedness of any Timber Subsidiary and by any Timber Subsidiary of Indebtedness of the Timber Borrower or any other Timber Subsidiary; and

          (vi) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets acquired after the Original Effective Date, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; PROVIDED that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $20,000,000 at any time outstanding.

          (c) The Timber Borrower will not permit any of the Timber Installment Note Subsidiaries to create, incur, assume or permit to exist any Indebtedness, except Indebtedness created under the Installment Note Documents.

          (d) Neither Holding Company will create, incur, assume or permit to exist any Indebtedness except Indebtedness created under the Loan Documents and Guarantees in respect of the Senior Unsecured Debt and Subordinated Debt.

          (e) Neither the Holding Companies nor the Borrowers will, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than (i) Qualified Preferred Stock issued by the Holding Companies and (ii) preferred Equity Interests issued by BC Holdings in connection with the BC Corporate Conversion that would constitute Qualified Preferred Stock but for the requirement that such Equity Interests be redeemed upon consummation of the Contemplated IPO.

          (f) The Borrowers will not, and the Borrowers will not permit any Subsidiary to, designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" for purposes of, and as defined in, any of the Subordinated Debt Documents.

          SECTION 6.02. LIENS. (a) The BC Borrower will not, and will not permit any BC Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

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          (ii) Permitted Encumbrances;

          (iii) any Lien on any property or asset of the BC Borrower or any BC Subsidiary existing on the Original Effective Date and set forth in
     Schedule 6.02(a); PROVIDED that (i) such Lien shall not apply to any other property or asset of the BC Borrower or any BC Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Original Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

          (iv) any Lien on any property or asset acquired after the Original Effective Date and existing prior to the acquisition thereof by the BC Borrower or any BC Subsidiary or existing on any property or asset of any Person that becomes a BC Subsidiary after the Original Effective Date that exists prior to the time such Person becomes a BC Subsidiary; PROVIDED that
     (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a BC Subsidiary, as the case may be,
     (B) such Lien shall not apply to any other property or assets of the BC Borrower or any BC Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a BC Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

          (v) Liens on fixed or capital assets acquired, constructed or improved by the BC Borrower or any BC Subsidiary after the Original Effective Date and Liens on assets attributable to Capital Lease Obligations with respect to such assets; PROVIDED that (A) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(a), (B) except for such Liens attributable to Capital Lease Obligations resulting from sale-leaseback transactions pursuant to clause (b) of Section 6.06, such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the BC Borrower or any BC Subsidiary;

          (vi) assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing;

          (vii) Liens arising from precautionary UCC financing statements filed with respect to any lease permitted by this Agreement;

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                                                                              77

          (viii) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code of banks or other financial institutions where the BC Borrower or any BC Subsidiary maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

          (xi) licenses, sublicenses, leases and subleases entered into in the ordinary course of business and any landlords' liens arising under any such leases;

          (xii) Liens arising solely under Article 4 of the Uniform Commercial Code relating to collection on items in collection and documents and proceeds related thereto;

          (xiii) obligations with respect to repurchase agreements of the type described in clause (d) of the definition of Permitted Investments; and

          (xiv) other Liens not otherwise permitted by this Section securing Indebtedness in an aggregate amount, when taken together with the aggregate amount of all Indebtedness secured by Liens permitted in reliance on clause
     (xii) of Section 6.02(b), not exceeding $25,000,000 at any time outstanding.

          (b) The Timber Borrower will not, and will not permit any Timber Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

          (ii) Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Timber Borrower or any Timber Subsidiary existing on the Original Effective Date and set forth in
     Schedule 6.02(b); PROVIDED that (i) such Lien shall not apply to any other property or asset of the Timber Borrower or any Timber Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Original Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

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          (iv) any Lien on any property or asset acquired after the Original
     Effective Date and existing prior to the acquisition thereof by the Timber Borrower or any Timber Subsidiary; PROVIDED that (A) such Lien is not created in contemplation of or in connection with such acquisition, (B) such Lien shall not apply to any other property or assets of the Timber Borrower or any Timber Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

          (v) Liens on fixed or capital assets acquired, constructed or improved by the Timber Borrower or any Timber Subsidiary after the Original Effective Date; PROVIDED that (A) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(b), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Timber Borrower or any Timber Subsidiary;

          (vi) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code of banks or other financial institutions where the Timber Borrower or any Timber Subsidiary maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business;

          (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (viii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

          (ix) licenses, sublicenses, leases and subleases entered into in the ordinary course of its business and landlords' liens arising under any such leases;

          (x) Liens arising solely under Article 4 of the Uniform Commercial Code relating to collection on items in collection and documents and proceeds related thereto;

          (xi) obligations with respect to repurchase agreements of the type described in clause (d) of the definition of Permitted Investments; and

          (xii) other Liens not otherwise permitted by this Section securing Indebtedness in an aggregate amount, when taken together with the aggregate

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     amount of all Indebtedness secured by Liens permitted in reliance on clause
     (xiv) of Section 6.02(a), not exceeding $25,000,000 at any time outstanding.

          (c) Neither Holding Company will create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Loan Documents and Permitted Encumbrances.

          SECTION 6.03. FUNDAMENTAL CHANGES. (a) None of the Holding Companies or the Borrowers will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any BC Subsidiary (other than a Receivables Subsidiary) may merge into the BC Borrower in a transaction in which the BC Borrower is the surviving entity, (ii) any BC Subsidiary (other than a Receivables Subsidiary) may merge into any other BC Subsidiary (other than a Receivables Subsidiary) in a transaction in which the surviving entity is a BC Subsidiary and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party, (iii) any BC Subsidiary (other than a Receivables Subsidiary) may liquidate or dissolve if the BC Borrower determines in good faith that such liquidation or dissolution is in the best interests of the BC Borrower and is not materially disadvantageous to the Lenders, (iv) the BC Borrower may permit another Person to merge or consolidate with the BC Borrower or a BC Subsidiary (other than a Receivables Subsidiary) in order to effect a Permitted Acquisition that is permitted by Section 6.04 (provided that the surviving entity is the BC Borrower or a wholly-owned BC Subsidiary); PROVIDED that any such merger involving a Person that is not a wholly owned BC Subsidiary immediately prior to such merger shall not be permitted unless also permitted by
Section 6.04, (v) any Timber Subsidiary may merge into the Timber Borrower in a transaction in which the Timber Borrower is the surviving entity, (vi) any Timber Subsidiary may merge into any other Timber Subsidiary in a transaction in which the surviving entity is a Timber Subsidiary, (vii) any Timber Subsidiary may liquidate or dissolve if the Timber Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Timber Borrower and is not materially disadvantageous to the Lenders, (viii) a BC Subsidiary or a Timber Subsidiary may merge into and consolidate with another Person in order to effect a transaction in which all the Equity Interests of such Subsidiary owned directly or indirectly by the BC Borrower or the Timber Borrower, respectively, would be disposed of; PROVIDED that such transaction is (A) treated as a sale of the Equity Interests of such Subsidiary for all purposes of this Agreement and (B) permitted by and conducted in compliance with (and treated for all purposes of this Agreement as a sale of the Equity Interests of such Subsidiary pursuant to) Section 6.05(a)(v) (with respect to a merger or consolidation involving a BC Subsidiary) or Section 6.05(c)(ii) (with respect to a merger or consolidation involving a Timber Subsidiary), and (ix) BC Holdings may effect the BC Corporate Conversion.

          (b) The BC Borrower will not, and will not permit any BC Subsidiary to, engage to any material extent in any business other than businesses conducted by the

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Operating Businesses at the time of the Acquisition and businesses reasonably related thereto. The Timber Borrower will not, and will not permit any Timber Subsidiary to, engage to any material extent in any business other than ownership of the Timberland Assets, the harvesting and sale of timber therefrom, the sale of Timberland Assets and businesses reasonably related thereto.

          (c) Neither Holding Company will engage in any business or activity other than (i) in the case of BC Holdings, (A) the ownership of all the outstanding Equity Interests of the BC Borrower and activities incidental thereto and (B) the consummation of the Contemplated IPO and activities incidental thereto and (ii) in the case of Timber Holdings, the ownership of all the outstanding Equity Interests of the Timber Borrower and activities incidental thereto. Neither Holding Company will own or acquire any assets (other than Equity Interests of the Borrowers, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, Guarantees in respect of the Senior Unsecured Debt and Subordinated Debt, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

          (d) The Timber Borrower will not permit either of the Timber Installment Note Subsidiaries to (i) engage in any business or activity (other than those activities expressly contemplated by the Installment Note Documents),
(ii) own or acquire any assets (other than as expressly contemplated by the Installment Note Documents) or (iii) incur any liabilities (other than as expressly contemplated by the Installment Note Documents, liabilities imposed by law, and other liabilities incidental to its existence and permitted business and activities).

          SECTION 6.04. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. (a) The BC Borrower will not, and will not permit any of the BC Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned BC Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (i) the Acquisition;

          (ii) Permitted Investments;

          (iii) investments, loans, advances and Guarantees existing on the Original Effective Date and set forth on Schedule 6.04(a);

          (iv) investments by the BC Borrower and the BC Subsidiaries in Equity Interests in their respective Subsidiaries; PROVIDED that (A) any such Equity Interests held by a Loan Party shall be pledged to the extent required to satisfy the


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                                                                              81

     Collateral and Guarantee Requirement and (B) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness and other obligations of, Subsidiaries that are not Loan Parties (excluding all such investments, loans, advances and Guarantees existing on the Original Effective Date that are set forth on Schedule 6.04(a)), shall not exceed $25,000,000 at any time outstanding;

          (v) loans or advances made by the BC Borrower to any BC Subsidiary and made by any BC Subsidiary to the BC Borrower or any other BC Subsidiary or made by the BC Borrower to the Timber Borrower; PROVIDED that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the extent required to satisfy the Collateral and Guarantee Requirement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a)(iv) above;

          (vi) Guarantees constituting Indebtedness permitted by Section 6.01(a) and Guarantees by the BC Borrower of other obligations of any BC Subsidiary (other than a Receivables Subsidiary) and by any BC Subsidiary (other than a Receivables Subsidiary) of other obligations of the BC Borrower or any other BC Subsidiary (other than a Receivables Subsidiary); PROVIDED that
     (A) a BC Subsidiary shall not Guarantee the Subordinated Debt or the Senior Unsecured Debt unless (1) such BC Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement, (2) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (3) such Guarantee of the Subordinated Debt or the Senior Unsecured Debt, as applicable, provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations, (B) a BC Subsidiary that is not a Loan Party shall not Guarantee any obligations of any Loan Party and (C) the aggregate principal amount of Indebtedness and other obligations of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause
     (a)(iv) above;

          (vii) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (viii) Permitted Acquisitions; PROVIDED that (A) the consideration for each Permitted Acquisition shall consist solely of cash, Indebtedness permitted by clause (vi), (ix) or (x) of Section 6.01(a), Equity Interests of BC Holdings or a combination thereof, (B) the sum of all consideration for Permitted Acquisitions (other than Equity Interests of BC Holdings) and the principal amount of all Indebtedness permitted by clause (vii) of
     Section 6.01(a) that results from Permitted Acquisitions (calculated based on the outstanding principal amount thereof as of the date of each Permitted Acquisition, regardless of whether subsequently repaid) shall not exceed $200,000,000 on a cumulative basis

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                                                                              82

     subsequent to the Original Effective Date, and (C) the amount of consideration for Permitted Acquisitions that result in Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause
     (a)(iv) above (with the amount of such consideration to be allocated ratably among the assets and businesses acquired pursuant to a Permitted Acquisition for this purpose, based on the fair value thereof, as reasonably determined by a Financial Officer of the BC Borrower and certified to the Administrative Agent, and the amount so allocated to Subsidiaries that are not Loan Parties being treated as investments therein for purposes of the limitation in clause (a)(iv) above);

          (ix) investments consisting of non-cash consideration received by the BC Borrower or any BC Subsidiary in connection with any sale, transfer, lease or other disposition of assets permitted by Section 6.05(a);

          (x) deposits, prepayments and other credits made or extended to suppliers (A) in the ordinary course of business and consistent with past practices of the Operating Businesses or (B) otherwise in an amount not to exceed $5,000,000 at any time outstanding;

          (xi) loans or advances to employees, officers or directors of the BC Borrower or any BC Subsidiary made in the ordinary course of business in an aggregate principal amount, when combined with all such loans or advances made pursuant to clause (xi) of Section 6.04(b), not to exceed $5,000,000 at any time outstanding;

          (xii) Swap Agreements permitted by Section 6.07;

          (xiii) Specified Investments;

          (xiv) minority investments made in cooperatives required to obtain goods or services in the ordinary course of business, not to exceed $5,000,000 at any time outstanding; and

          (xv) investments not otherwise permitted by this Section; PROVIDED that the aggregate amount of investments made on or after the Original Effective Date in reliance upon this clause (xv) and clause (xv) of Section 6.04(b) (determined on the basis of the fair market value of the assets invested at the time so invested, in the case of non-cash investments) shall not exceed $10,000,000 at any time outstanding.

          (b) The Timber Borrower will not, and will not permit any Timber Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

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                                                                              83

          (i) the Acquisition;

          (ii) Permitted Investments;

          (iii) investments existing on the Original Effective Date and set forth on Schedule 6.04(b);

          (iv) investments by the Timber Borrower and the Timber Subsidiaries in Equity Interests in their respective Subsidiaries; PROVIDED that any such Equity Interests shall be pledged to the extent required to satisfy the Collateral and Guarantee Requirement;

          (v) loans or advances made by the Timber Borrower to any Timber Subsidiary or made by any Timber Subsidiary to the Timber Borrower or any other Timber Subsidiary or made by the Timber Borrower to the BC Borrower; PROVIDED that any such loans and advances shall be evidenced by a promissory note pledged to the extent required to satisfy the Collateral and Guarantee Requirement;

          (vi) investments made on or prior to the Original Effective Date in Equity Interests in the Timber Installment Note Subsidiaries in an aggregate amount not to exceed $1,635,250,000;

          (vii) Guarantees constituting Indebtedness permitted by Section 6.01(b) and Guarantees by the Timber Borrower of other obligations of any Timber Subsidiary and by any Timber Subsidiary of other obligations of the Timber Borrower or any other Timber Subsidiary; PROVIDED that a Timber Subsidiary shall not Guarantee the Subordinated Debt or the Senior Unsecured Debt unless (A) such Timber Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt or the Senior Unsecured Debt, as applicable, provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations;

          (viii) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (ix) investments consisting of non-cash consideration received by the Timber Borrower or any Timber Subsidiary in connection with any sale, transfer, lease or other disposition of assets permitted by Section 6.05(b) or 6.05(c);

          (x) deposits, prepayments and other credits made or extended to suppliers in the ordinary course of business and consistent with past practices of the Sellers of the Timberland Assets;

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                                                                              84

          (xi) loans or advances to employees, officers or directors of the Timber Borrower or any Timber Subsidiary made in the ordinary course of business in an aggregate principal amount, when combined with all such loans or advances made pursuant to clause (xi) of Section 6.04(a), not to exceed $5,000,000 at any time outstanding;

          (xii) Swap Agreements permitted by Section 6.07;

          (xiii) Specified Investments;

          (xiv) cash investments in Equity Interests of BC Holdings; PROVIDED that any such investment is made either (A) at the time of or promptly after receipt by the Timber Borrower or any Timber Subsidiary of Net Proceeds of a Prepayment Event or a Timberland Prepayment Event and is made for the purpose of (and does not exceed the amount necessary for, when taken together with any other amounts transferred to or invested in BC Holdings, the BC Borrower or any BC Subsidiary that are permitted by this Agreement for the same purpose) funding any prepayment of Tranche B Term Borrowings or Tranche D Term Borrowings required by Section 2.11 as a result of such Prepayment Event or Timberland Prepayment Event or (B) after receipt by the Timber Borrower or any Timber Subsidiary of any Excess Timber Consideration consisting of cash and is made for the purpose of (and does not exceed the amount necessary for, when taken together with any other amounts of such cash transferred to or invested in BC Holdings, the BC Borrower or any BC Subsidiary that are permitted by this Agreement for the same purpose and the amount of Restricted Payments made with Excess Timber Consideration) funding any redemption or repurchase of Senior Unsecured Debt or Subordinated Debt pursuant to clause (v) of Section 6.08(b); and

          (xv) investments not otherwise permitted by this Section; PROVIDED that the aggregate amount of investments made on or after the Original Effective Date in reliance upon this clause (xv) and clause (xv) of Section 6.04(a) (determined on the basis of the fair market value of the assets invested at the time so invested, in the case of non-cash investments) shall not exceed $10,000,000 at any time outstanding.

          SECTION 6.05. ASSET SALES. (a) The BC Borrower will not, and will not permit any of the BC Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the BC Borrower permit any of the BC Subsidiaries to issue any additional Equity Interest in such BC Subsidiary, except:

          (i) sales of inventory, used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

          (ii) sales, transfers and dispositions to the BC Borrower or a BC Subsidiary; PROVIDED that any such sales, transfers or dispositions involving a

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                                                                              85

     Subsidiary that is not a Loan Party shall be made in compliance with
     Section 6.09;

          (iii) Permitted Operating Asset Swaps;

          (iv) sales or transfers of Receivables and interests therein, together with Related Security, pursuant to a Permitted Receivables Financing;

          (v) sales, transfers and other dispositions of assets (other than to a Holding Company or to the Timber Borrower or a Timber Subsidiary) that are not permitted by any other clause of this Section 6.05(a); PROVIDED that
     (A) in the case of any such sale, transfer or disposition of Equity Interests of a BC Subsidiary, such sale, transfer or disposition shall include all Equity Interests of and other investments in and loans and advances to such BC Subsidiary (and any other BC Subsidiary in which such sold BC Subsidiary holds an Equity Interest) and, after giving effect thereto, none of the Borrowers and the Subsidiaries shall owe any Indebtedness to the BC Subsidiary so sold, transferred or otherwise disposed of, and (B) the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (v) and clause (vi) of paragraph (b) below shall not exceed $50,000,000 during any fiscal year of the Borrowers plus an additional $50,000,000 in the aggregate during the period from the Restatement Effective Date through December 31, 2006; and

          (vi) sales of any fixed or capital assets pursuant to a sale-leaseback transaction in compliance with clause (a) of Section 6.06;

PROVIDED that (A) all sales, transfers, leases and other dispositions permitted by this paragraph (a) (other than those permitted by clause (ii) above) shall be made for fair value and (B) shall be (1) in the case of clause (i) above, for cash consideration (including accounts receivable on customary terms in the ordinary course of business), (2) in the case of clause (iii) above, for consideration permitted for a Permitted Operating Asset Swap, (3) in the case of clause (iv) above, for cash consideration or Subordinated Receivables Transfer Debt and (4) in the case of clause (v) above, for at least 80% cash consideration.

          (b) The Timber Borrower will not, and will not permit any of the Timber Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Timber Borrower permit any of the Timber Subsidiaries to issue any additional Equity Interests in such Timber Subsidiary, except:

          (i) sales of inventory (including sales of timber and cutting rights), used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

          (ii) sales, transfers and dispositions to the Timber Borrower or a Timber Subsidiary;

          (iii) Permitted Timberland Asset Swaps;

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                                                                              86

          (iv) sales, transfers and dispositions permitted by paragraph (c) below;

          (v) sales, transfers and dispositions of Non-Cash Timberlands Consideration; and

          (vi) sales, transfers and other dispositions of assets (other than (x) interests in real property, (y) Equity Interests in a Timber Subsidiary and
     (z) to a Holding Company or to the BC Borrower or a BC Subsidiary) that are not permitted by any other clause of this Section 6.05(b); PROVIDED that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (vi) and clause (v) of paragraph (a) above shall not exceed $50,000,000 during any fiscal year of the Borrowers;

PROVIDED that (A) all sales, transfers and dispositions permitted by this paragraph (b) (other than those permitted by clauses (ii) and (v) above) shall be made for fair value and (B) shall be (1) in the case of clause (i) above, for cash consideration (including accounts receivable on customary terms in the ordinary course of business), (2) in the case of clause (iii) above, for consideration permitted for a Permitted Timberland Asset Swap and (3) in the case of clause (vi) above, for at least 80% cash consideration.

          (c) Notwithstanding the limitations in paragraph (b) above:

          (i) the Timber Borrower and any Timber Subsidiary may sell Timberland Assets (other than to a Holding Company, the BC Borrower or a BC Subsidiary);

          (ii) the Timber Borrower and Timber Subsidiaries may sell the Equity Interests of any Timber Subsidiary (other than to a Holding Company, the BC Borrower or a BC Subsidiary); PROVIDED that (A) such sale shall include all Equity Interests of and other investments in and loans and advances to such Timber Subsidiary (and any other Timber Subsidiary in which such sold Timber Subsidiary holds an Equity Interest) and (B) after giving effect thereto, none of the Borrowers and the Subsidiaries shall owe any Indebtedness to the Timber Subsidiary so sold; and

          (iii) Timber Holdings may sell the Equity Interests of the Timber Borrower (other than to a Holding Company, the BC Borrower or a BC Subsidiary); PROVIDED that (A) such sale shall include all Equity Interests of and other investments in and loans and advances to the Timber Borrower and the Timber Subsidiaries, (B) any loans, advances or other Indebtedness of the Timber Borrower or any Timber Subsidiary owed to the BC Borrower or any BC Subsidiary at the time of such sale shall be repaid in full, (C) at the time of such sale and after giving effect thereto, no Default shall have occurred and be continuing and the Administrative Agent shall have received a certificate to such effect signed by a Financial Officer of each of the Borrowers, (D) prior to or concurrently with such sale, the Timber Borrower shall have paid any amounts accrued and owing by it under this Agreement, and (E) the amendment to (or

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                                                                              87

     amendment and restatement of) this Agreement contemplated by Section 9.15 shall have been executed and delivered;

PROVIDED that all sales pursuant to this paragraph (c) (A) shall be made for fair value and (B) shall be made for at least 50% cash consideration.

          SECTION 6.06. SALE AND LEASEBACK TRANSACTIONS. The Borrowers will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except (a) for any such sale of any fixed or capital assets by the BC Borrower or any BC Subsidiary that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the BC Borrower or such BC Subsidiary acquires or completes the construction of such fixed or capital asset and (b) this
Section 6.06 shall not prohibit the BC Borrower or any BC Subsidiary from engaging in a sale or transfer of property permitted by clause (v) of Section 6.05(a) and thereafter leasing such property, PROVIDED that (i) such sale or transfer is made solely for cash consideration, (ii) any Capital Lease Obligations of the BC Borrower or any BC Subsidiary created thereby are permitted under Section 6.01(a) and (iii) such sale or transfer shall be treated as a Prepayment Event (regardless of whether such sale or transfer would otherwise fall within the definition of that term) and any Net Proceeds received in respect thereof shall be subject to the provisions of Section 2.11(c), provided that the reinvestment provisions of Section 2.11(c) shall not apply to any such Net Proceeds.

          SECTION 6.07. SWAP AGREEMENTS. Neither Borrower will, nor will they permit any Subsidiary to, enter into any Swap Agreement, other than (a) Swap Agreements entered into to hedge or mitigate risks to which either Borrower or any such Subsidiary has actual exposure (other than those in respect of (i) Equity Interests of any Holding Company, Borrower or Subsidiary, (ii) the Subordinated Debt or (iii) the Senior Unsecured Debt), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of either Borrower or any Subsidiary.

          SECTION 6.08. RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS.
(a) None of the Holding Companies or the Borrowers will, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Subsidiaries may declare and pay dividends or make distributions ratably with respect to their capital stock or membership interests, (ii) the BC Borrower may make Restricted Payments, not exceeding $5,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the BC Borrower and the BC Subsidiaries, (iii) the BC Borrower and the Timber Borrower may make distributions to BC Holdings and Timber Holdings, respectively, at such times and in such amounts, not exceeding $5,000,000 during any fiscal year, as shall be necessary to permit each of BC Holdings and Timber Holdings to discharge its permitted liabilities, (iv) if at the time thereof and after giving effect thereto no Default has occurred and is continuing, the Timber Borrower may distribute to Timber Holdings, and Timber Holdings may distribute, any Excess Timber Consideration (excluding any Excess Timber Consideration consisting of cash that is transferred to or invested in BC Holdings, the BC Borrower or any BC Subsidiary for the purpose of funding any redemption or repurchase of Senior Unsecured Debt or Subordinated Debt pursuant to clause (v) of paragraph (b) of this Section), (v) each Holding Company may redeem the Equity Interests of such Holding Company, and may make distributions to FPH so that FPH may make such redemptions of Equity Interests of FPH, in each case from former members of management, former employees, or former directors of Loan Parties, and each Borrower may make distributions to its Holding Company as necessary to fund such redemptions, PROVIDED that the aggregate amount applied for all such purposes shall not exceed $3,000,000 during any fiscal year, (vi) the Holding Companies and the Borrowers may pay (by distribution or otherwise) management fees to Madison Dearborn of up to $1,000,000 in the aggregate in any fiscal year, (vii) distributions by the Borrowers to the Holding Companies to pay directors' out-of-pocket expenses and indemnification obligations owing to directors,
(viii) the Timber Borrower may distribute to Timber Holdings, and Timber Holdings may distribute, any amount of the Net Proceeds received in respect of a Timberland Prepayment Event that is required to be used to prepay Tranche D Term Borrowings pursuant to Section 2.11, PROVIDED that (A) the amount so distributed is immediately reinvested in BC Holdings, and invested by BC Holdings in the BC Borrower and thereupon promptly used for such purpose and (B) such distribution and reinvestment is made pursuant to procedures satisfactory to the Administrative Agent, (ix) the Timber Borrower may distribute to Timber Holdings, and Timber Holdings may distribute, any Equity Interests of BC Holdings acquired by the Timber Borrower or any Timber Subsidiary pursuant to clause (xiv) of Section 6.04(b), (x) each Borrower may make distributions to the Holding Companies, and each Holding Company may in turn make distributions to FPH, (A) not exceeding $500,000 in the aggregate during any fiscal year, at such times as shall be necessary to permit FPH to discharge its corporate maintenance obligations and (B) not exceeding $500,000 in the aggregate during any fiscal year, at such times as shall be necessary to permit FPH to discharge its obligations related to its portion of common expenses shared with any of the Holding Companies or the Borrowers, (xi) [Intentionally Omitted], (xii) for so long as BC Holdings is a pass-through or disregarded entity for United States Federal income tax purposes, the BC Borrower may make distributions to BC Holdings, and BC Holdings shall in turn be permitted, to make Tax Distributions in respect of any taxable year of BC Holdings equal to the product of (A) the amount of taxable income allocated to the Members for such taxable year, less the amount of taxable loss allocated to the Members for all prior taxable years (except to the extent such taxable losses have previously been taken into account under this provision), times (B) the highest aggregate marginal statutory Federal, state and local income tax rate (determined taking into account the deductibility of state and local income taxes for Federal income tax purposes) to which any of the direct or indirect Members of BC Holdings who is an individual is subject for such year; and BC Holdings shall be permitted to make such Tax Distributions pursuant to this clause (xii) on a quarterly basis during such taxable year based on the best estimate of the chief financial officer of BC Holdings of the amounts specified in clauses (A) and (B) above; PROVIDED that if the aggregate amount of the estimated Tax Distributions made in any taxable year of BC Holdings exceeds the actual maximum amount of Tax Distributions for that year as finally determined, the amount of any Tax Distributions in the succeeding taxable year (or, if necessary, any subsequent taxable years) shall be reduced by the amount of such excess, (xiii) after consummation of the Contemplated IPO, the Borrowers and the Holding Companies may declare or make, or agree to pay or make, or incur obligations to make, Restricted Payments in cash; PROVIDED that (A) the aggregate amount of such Restricted Payments under this clause (xiii) plus the aggregate amount of cash consideration applied pursuant to clause (vii) of
Section 6.08(b) shall not exceed the aggregate Net Proceeds received from the Contemplated IPO and (B) all such Restricted Payments under this clause (xiii) must be made within 180 days after the date of consummation of the Contemplated IPO, (xiv) after consummation of the Contemplated IPO, BC Holdings may declare and pay dividends in cash, and the BC Borrower may make distributions to BC Holdings to fund such dividends; PROVIDED that (A) at the time of and after giving effect to any such dividend, no Default shall have occurred and be continuing, (B) subject to clause (C) below, at the time of and after giving effect to any such dividend, the aggregate amount of dividends paid in reliance upon this clause (xiv) since the Restatement Effective Date shall not exceed an amount equal to the sum of (1) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the Original Effective Date to the end of the most recent fiscal quarter ending prior to the date of such dividend for which internal financial statements are available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus
(2) in the event of the occurrence of a Prepayment Event described in clause (c) of the definition of the term Prepayment Event, an amount equal to 50% of the Net Proceeds from such Prepayment Event and (C) dividends may be paid in reliance upon this clause (xiv) in an aggregate amount of up to $35,000,000 notwithstanding whether such dividends would be permitted by clause (B) above, but any such dividends paid in reliance upon this clause (C) shall be included in determining whether any dividends may be paid in reliance upon clause (B) above and (xv) after consummation of the Contemplated IPO, the BC Borrower may make distributions to BC Holdings, and BC Holdings may in turn make distributions to FPH at such times as shall be necessary to permit FPH to reimburse the expenses of Madison Dearborn incurred in connection with the consummation of the Contemplated IPO, but any such distributions shall be deducted in calculating Net Proceeds from the Contemplated IPO.

          (b) None of the Holding Companies or the Borrowers will, nor will either Borrower permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i) payment of Indebtedness created under the Loan Documents;

          (ii) payment of interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01;

          (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer or involuntary condemnation of the property or assets securing such Indebtedness;

          (v) if at the time thereof and after giving effect thereto no Default has occurred and is continuing, the BC Borrower may redeem or repurchase Senior Unsecured Debt or Subordinated Debt for cash consideration; PROVIDED that (A) at the time of and after giving effect to any such redemption or repurchase, the aggregate amount applied for such purposes shall not exceed the aggregate amount of Excess Timber Consideration consisting of cash that has been transferred to or invested in BC Holdings, the BC Borrower and the BC Subsidiaries in accordance with this Agreement for the purpose of funding such redemptions and repurchases, (B) any Senior Unsecured Debt or Subordinated Debt so redeemed or repurchased shall be retired and cancelled and (C) the BC Borrower shall notify the Administrative Agent of any such redemption or repurchase, setting forth the amount applied for such purpose and a description of the method of funding such redemption or repurchase, prior to the time of such redemption or repurchase;

          (vi) payment of Indebtedness to a Borrower or a Subsidiary; and

          (vii) after consummation of the Contemplated IPO, the BC Borrower may redeem or repurchase Senior Unsecured Debt or Subordinated Debt for cash consideration; PROVIDED that (A) the aggregate amount applied for such purposes plus the aggregate amount of Restricted Payments made pursuant to clause (xiii) of Section 6.08(a) shall not exceed the aggregate Net Proceeds received from the Contemplated IPO, (B) all such redemptions and repurchases must be made within 180 days after the date of consummation of the Contemplated IPO and (C) any Senior Unsecured Debt or Subordinated Debt so redeemed or repurchased shall be retired and cancelled.

          SECTION 6.09. TRANSACTIONS WITH AFFILIATES. None of the Holding Companies or the Borrowers will, nor will either Borrower permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that do not involve either Holding Company or either Timber Installment Note Subsidiary and are at prices and on terms and conditions not less favorable to the relevant Borrower or Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the BC Borrower and BC Subsidiaries that are Subsidiary Loan Parties not involving any other Affiliate, (c) transactions between or among the Timber Borrower and the Timber Subsidiaries not involving any other Affiliate, (d) the payment to Madison Dearborn of management fees in compliance with clause (vi) of Section 6.08(a), (e) transactions entered into pursuant to and in compliance with the Supply Agreement, (f) transactions pursuant to and in compliance with the agreements entered into on the Original Effective Date described on Schedule 6.09, (g) any Restricted Payment permitted by Section 6.08 and (h) the issuance or exchange of Equity Interests of BC Holdings in order to effect the BC Corporate Conversion.

          SECTION 6.10. RESTRICTIVE AGREEMENTS. None of the Holding Companies or the Borrowers will, nor will either Borrower permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Holding Company, any Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests, or to make or repay loans or advances to the Borrowers or any Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; PROVIDED that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, Subordinated Debt Document or Senior Unsecured Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Original Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement or any Permitted Receivables Financing if such restrictions or conditions apply only to the property or assets securing such Indebtedness or the Receivables and Related Security subject to such Permitted Receivables Financing, as the case may be, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (vi) clause
(b) of the foregoing shall not apply to restrictions or conditions imposed on a Receivables Subsidiary by a Permitted Receivables Financing.

          SECTION 6.11. AMENDMENT OF MATERIAL DOCUMENTS. None of the Holding Companies or the Borrowers will, nor will either Borrower permit any Subsidiary to, amend, modify or waive any of its rights under (a) any Subordinated Debt Document, (b) any Senior Unsecured Debt Document, (c) its certificate of incorporation, by-laws or other organizational documents (other than those of BC Holdings in connection with the BC Corporate Conversion), (d) the Acquisition Agreement, (e) the Additional Consideration Agreement, (f) the Supply Agreement or (g) any agreement listed on Schedule 6.09, other than any such amendments or modifications that are not adverse to the interests of the Lenders. The Timber Borrower will not permit any amendment or modification of the limited liability company operating agreement of either Timber Installment Note Subsidiary or any Installment Note Document, other than

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                                                                              92

any such amendments or modifications that are not adverse to the interests of the Lenders.

          SECTION 6.12. INTEREST EXPENSE COVERAGE RATIO. The Holding Companies will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any quarter-end date during any period set forth below, to be less than the ratio set forth below opposite such period:

              Period                                  Ratio
              ------                                  -----
 March 31, 2005 to and including
 December 31, 2005                               1.875 to 1.000

 January 1, 2006 to and including
 December 31, 2006                               2.000 to 1.000

 January 1, 2007 to and including
 December 31, 2007                               2.000 to 1.000

 January 1, 2008 to and including
 December 31, 2008                               2.125 to 1.000

 January 1, 2009 to and including
 December 31, 2009                               2.375 to 1.000

 January 1, 2010 to and including
 December 31, 2010                               2.625 to 1.000

 Thereafter                                      2.750 to 1.000

For purposes of determining compliance with this Section 6.12 for any period of four consecutive fiscal quarters ending on or prior to September 30, 2005, Consolidated Cash Interest Expense with respect to each fiscal quarter ending on or prior to December 31, 2004 shall be deemed to be equal to 25% of the annualized amount of Consolidated Cash Interest Expense accruing from the Original Effective Date to the end of the four-quarter period for which compliance is being determined.

          SECTION 6.13. LEVERAGE RATIO. The Holding Companies will not permit the Leverage Ratio as of any quarter-end date during any period set forth below to exceed the ratio set forth opposite such period:

              Period                                  Ratio
              ------                                  -----
 March 31, 2005 to and including
 December 31, 2005                                 7.50 to 1.00

 January 1, 2006 to and including
 December 31, 2006                                 6.00 to 1.00

 January 1, 2007 to and including
 December 31, 2007                                 5.00 to 1.00

              Period                                 Ratio
              ------                                 -----

 January 1, 2008 to and including
 December 31, 2008                               4.75 to 1.00

 January 1, 2009 to and including
 December 31, 2009                               4.50 to 1.00

 January 1, 2010 to and including
 December 31, 2010                               4.00 to 1.00

 Thereafter                                      3.75 to 1.00

          SECTION 6.14. CAPITAL EXPENDITURES. The Holding Companies and the Borrowers will not permit the aggregate amount of Capital Expenditures made by the Holding Companies, the Borrowers and the Subsidiaries to exceed (a) $40,000,000 during the period from the Original Effective Date to and including December 31, 2004 and (b) $240,000,000 during any fiscal year ending thereafter; PROVIDED that 100% of the unused amount of any Capital Expenditures permitted to be made during each period and not made during such period may be carried over and made at any time during the next succeeding two fiscal years (and any amount so carried over shall be deemed the first amount applied for Capital Expenditures during such next succeeding two fiscal years).

                                   ARTICLE VII

                                EVENTS OF DEFAULT

          If any of the following events ("EVENTS OF DEFAULT") shall occur:

          (a) either Borrower shall fail to pay any principal of any Loan or fail to pay any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) either Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of any of the Holding Companies, the Borrowers or the Subsidiaries in any Loan Document or any amendment or modification thereof or waiver thereunder, or in any certificate, financial statement or other document furnished by or on behalf of a Loan Party to an Agent or the Lenders pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

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                                                                              94

          (d) any of the Holding Companies or the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in
     Section 5.02, 5.04 (with respect to the existence of any of the Holding Companies or the Borrowers) or 5.11 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to either of the Borrowers (which notice will be given at the request of any Lender);

          (f) any of the Holding Companies, the Borrowers or the Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (or, if applicable under the terms of such Indebtedness without giving effect to any amendment entered into in connection with the failure to make such payment, within any period of grace allowed with respect to such payment);

          (g) any event or condition occurs that (i) results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) results in the termination of a Permitted Receivables Financing prior to its scheduled termination (other than a voluntary termination by the BC Borrower) or enables or permits the financing parties thereunder or any trustee or agent on their behalf to terminate a Permitted Receivables Financing; PROVIDED that this clause (g) shall not apply (A) unless and until all applicable grace or cure periods shall have passed and (B) to Indebtedness that becomes due as a result of the voluntary sale or transfer of property or assets or as a result of the application (other than by reason of a breach or default by a Loan Party) of any provision in such Indebtedness that requires any Loan Party to prepay a portion (but less than substantially all) of such Indebtedness then outstanding or that requires any Loan Party to offer to redeem or repurchase some (but less than substantially all) of such Indebtedness then outstanding;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any of the Holding Companies, the Borrowers or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Holding Companies, the Borrowers or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any of the Holding Companies, the Borrowers or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Holding Companies, the Borrowers or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any of the Holding Companies, the Borrowers or the Material Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 (to the extent not covered by independent third party insurance as to which the insurer is rated at least "A" by A.M. Best Company, has been notified of the potential claim and does not dispute coverage) shall be rendered against any of the Holding Companies, the Borrowers, the Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by one or more judgment creditors to attach or levy upon any assets of any of the Holding Companies, the Borrowers or the Subsidiaries to enforce one or more of any such judgments in an aggregate amount in excess of $15,000,000;

          (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral (other than Collateral with an aggregate fair market value not exceeding $5,000,000), with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (iii) as a result of the Collateral Agent's failure to file or record any UCC financing statement or other document delivered to it for filing or recording or (iv) as a result of the applicable Security Document not requiring perfection with respect to such Collateral;

          (n) any Guarantee of the Obligations purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect; PROVIDED that this clause (n) shall not apply to any Guarantee that ceases to be in full force and effect in accordance with the express terms of any applicable Loan Document; or

          (o) a Change in Control shall occur;

then, and in every such event (other than an event with respect to either Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the BC Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers; and in case of any event with respect to the BC Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

          Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any of the Holding Companies, the Borrowers or the Subsidiaries or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Holding Companies, the Borrowers or the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Holding Company, a Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-

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agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the BC Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor approved by the BC Borrower (which approval (i) shall not be unreasonably withheld or delayed and (ii) shall not be required during the continuance of an Event of Default). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

          Each party hereto agrees and acknowledges that (i) the Syndication Agent and the Joint Lead Arrangers do not have any duties or responsibilities in their capacities as Syndication Agent and Joint Lead Arrangers, respectively, hereunder and shall not have, or become subject to, any liability hereunder in such capacities and (ii) the exculpation provisions contained herein relating to the Administrative Agent shall be equally applicable to the Syndication Agent and the Syndication Agent shall receive the full benefit thereof.

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                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. NOTICES. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (i) if to either of the Holding Companies, to it at c/o Madison Dearborn Capital Partners IV, L.P., Three First National Plaza, Suite 3800, Chicago, IL 60602, Attention of Thomas S. Souleles and Samuel M. Mencoff (Telecopy No. (312) 895-1001);

          (ii) if to either Borrower, to it at 1111 West Jefferson Street, P.O. Box 50, Boise, ID 83728, Attention of Chief Executive Officer and Chief Financial Officer (Telecopy No. (208) 384-4920);

          (iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932) and, in the event of the delivery of a Borrowing Request, Saji Easo (Telecopy No. (713) 750-2599), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100);

          (iv) if to JPMorgan Chase Bank, N.A. as Issuing Bank, to it at Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100);

          (v) if to the Committed Swingline Lender, to JPMorgan Chase Bank, N.A., Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100); and

          (vi) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; PROVIDED that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications

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                                                                             100

pursuant to procedures approved by it; PROVIDED that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. All notices received by any Holding Company or Borrower hereunder shall be deemed for all purposes under this Agreement to have been received by each of the Holding Companies and the Borrowers.

          SECTION 9.02. WAIVERS; AMENDMENTS. (a) No failure or delay by the Administrative Agent, any Issuing Bank, any Lender or any Loan Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks, the Lenders and the Loan Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Except as contemplated by Section 9.15, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Holding Companies, the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce or forgive the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written

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                                                                             101

consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any material Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit the applicable Loan Party's liability in respect of any such material Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents (other than the releases expressly permitted by the Security Documents), without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; PROVIDED FURTHER that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not other Classes) may be effected by an agreement or agreements in writing entered into by the Holding Companies, the Borrowers and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Holding Companies, the Borrowers, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, each Issuing Bank and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          SECTION 9.03. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) The Borrowers jointly and severally agree to pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for each of the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by either Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for either of the Agents, any Issuing Bank or any Lender, in

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                                                                             102

connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrowers jointly and severally agree to indemnify each Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Restatement Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by any of the Borrowers or the Subsidiaries, or any Environmental Liability related in any way to any of the Borrowers or the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (i) the gross negligence, wilful misconduct or bad faith of such Indemnitee or (ii) a dispute arising exclusively between or among the Agents, the Lenders and/or the Issuing Banks.

          (c) To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, any Issuing Bank or Committed Swingline Lender under paragraph (a) or (b) of this Section, (i) each Lender severally agrees to pay to the Administrative Agent, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount that is owing to the Administrative Agent and (ii) each Revolving Lender severally agrees to pay to such Issuing Bank or the Committed Swingline Lender, as the case by be, such Revolving Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount that is owing to such Issuing Bank or the Committed Swingline Lender, as the case may be; PROVIDED, in each case, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or the Committed Swingline Lender in its capacity as such. For purposes of clause (i) above, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time. For purposes of clause

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                                                                             103

(ii) above, a Revolving Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures and unused Revolving Commitments at the time.

          (d) To the extent permitted by applicable law, none of the Holding Companies, the Borrowers, the Agents, the Lenders or the Issuing Banks shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Restatement Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) neither Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

          (A) the BC Borrower; PROVIDED that no consent of the BC Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

          (B) the Administrative Agent; PROVIDED that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

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                                                                             104

          (C) each Issuing Bank; PROVIDED that no consent of any Issuing Bank shall be required for an assignment of all or any portion of a Term Loan.

          (ii) Assignments shall be subject to the following additional conditions:

          (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a Term Loan, $1,000,000 unless the BC Borrower and the Administrative Agent otherwise consent; PROVIDED that no such consent of the BC Borrower shall be required if an Event of Default has occurred and is continuing;

          (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

          (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 to be paid by the assignor or assignee; PROVIDED that only one such fee shall be payable in connection with simultaneous assignments to or by two or more related Approved Funds; and

          (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          For purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

          "APPROVED FUND" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by, or has as its principal investment advisor, a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender or is the principal investment advisor of a Lender.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and

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                                                                             105

Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

          (iv) The Administrative Agent, acting for this purpose as an agent of the BC Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and each of the Holding Companies, the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Banks or the Committed Swingline Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Holding Companies, the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f)

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                                                                             106

of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c)(ii) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the BC Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the BC Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the BC Borrower, to comply with
Section 2.17(e) as though it were a Lender.

          (d) Any Lender may, without the consent of either Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents

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                                                                             107

and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 9.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08. RIGHT OF SETOFF. If (a) an Event of Default (other than with respect to clause (a) or (b) of Article VII) shall have occurred and be continuing and the Loans shall have been declared due and payable by the Administrative Agent or (b) an Event of Default shall have occurred and be continuing with respect to clause (a) or (b) of Article VII, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of either Borrower against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. In the event that any Lender or an Affiliate of a Lender exercises its rights under this Section 9.08, such Lender shall promptly thereafter provide to the BC Borrower notice thereof (it being understood that a Lender's failure to provide such notice shall not affect its rights under this Section 9.08). The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each of the Holding Companies and the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against either Holding Company, either Borrower or its properties in the courts of any jurisdiction.

          (c) Each of the Holding Companies and the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in the first sentence of paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE RESTATEMENT TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. CONFIDENTIALITY. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any pledgee referred to in Section 9.04(d) or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to either of the Borrowers and their obligations, (g) with the consent of any of the Holding Companies or the Borrowers or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than any of the Holding Companies or the Borrowers. For the purposes of this Section, "INFORMATION" means all information received from any of the Holding Companies or the Borrowers relating to any of the Holding Companies or the Borrowers or their business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any of the Holding Companies or the Borrowers. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. USA PATRIOT ACT. Each Lender hereby notifies each of the Borrowers and the Holding Companies that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), (the "ACT"), it is required to obtain, verify and record information that identifies each of the Borrowers and the Holding Companies, which information includes the name and address of each of the Borrowers and the Holding Companies and other information that will allow such Lender to identify each of the Borrowers and the Holding Companies in accordance with the Act.

          SECTION 9.15. SALE OF TIMBER BORROWER. (a) If all of the Equity Interests of the Timber Borrower are sold in compliance with Section 6.05(c), then, upon consummation of such sale, the Timber Borrower (and, upon satisfaction of all payments required to be made hereunder as a result of such sale, Timber Holdings) shall cease to be parties to this Agreement and shall be released from their obligations hereunder and, subject to paragraph (b) below, the provisions of this Agreement applicable to Timber Holdings, the Timber Borrower and the Timber Subsidiaries shall cease to apply; PROVIDED that the foregoing shall not be construed to relieve the BC Borrower and the BC Subsidiaries from their Guarantees under the Collateral Agreement in respect of any Obligations of the Timber Borrower that would have survived the termination of this Agreement if Timber Holdings and the Timber Borrower had remained as parties hereto and such release had not occurred.

          (b) In connection with any such sale of the Equity Interests of the Timber Borrower, BC Holdings, the BC Borrower and the Administrative Agent shall enter into an amendment to (or amendment and restatement of) this Agreement in order to reflect the elimination of the provisions of this Agreement applicable to Timber Holdings, the Timber Borrower and the Timber Subsidiaries; PROVIDED that no such amendment (or amendment and restatement) shall alter or amend in any material way the covenants set forth in Sections 6.12, 6.13 and 6.14 without the consent of the Required Lenders (it being understood that any change to the numerical thresholds set forth in such covenants will be deemed to be material). The Administrative Agent will furnish a draft of such amendment (or amendment and restatement) to the Lenders not less than three Business Days prior to execution and delivery thereof, and will furnish copies thereof to the Lenders after execution and delivery thereof. Each Lender authorizes the Administrative Agent to enter into such amendment (or amendment and restatement) and such amendment (or amendment and restatement) shall be binding on all the parties hereto and shall not require the consent or approval of any Lender.

          SECTION 9.16. EFFECTIVENESS OF AMENDMENT AND RESTATEMENT. After the Restatement Effective Date, all obligations of the Borrowers under the Original Credit Agreement shall become obligations of the Borrowers hereunder, secured by the Security Documents, and the provisions of the Original Credit Agreement shall be superceded by the provisions hereof.

                                    ARTICLE X

RELEASE OF TIMBER PARTIES AND AMENDMENT AND RESTATEMENT AFTER INITIAL PUBLIC OFFERING

          SECTION 10.01. RELEASE AND AMENDMENT. (a) After the Contemplated IPO is consummated, upon receipt by the Administrative Agent of a certificate signed on behalf of each of the Borrowers by the President, a Vice President or a Financial Officer thereof to the effect that (i) the Contemplated IPO has been consummated, (ii) neither Timber Holdings, the Timber Borrower nor any Timber Subsidiary has any material assets, (iii) neither the BC Borrower nor any of the BC Subsidiaries owes any Indebtedness to Timber Holdings, the Timber Borrower or any Timber Subsidiary and (iv) after giving effect to the releases referred to below, neither Timber Holdings, the

Timber Borrower nor any Timber Subsidiary shall be liable, pursuant to a Guarantee or otherwise, for any Indebtedness of the BC Borrower or any BC Subsidiary, then:

          (A) each of Timber Holdings, the Timber Borrower and the Timber Subsidiaries shall be released from its obligations under each Loan Document to which it is a party and shall cease to be a party thereto, and any Collateral owned by Timber Holdings, the Timber Borrower or any Timber Subsidiary shall be released from the Liens granted under the Security Documents; and

          (B) this Agreement shall thereupon be deemed amended and restated to read in its entirety as set forth in Exhibit E, as modified to reflect any amendments to this Agreement subsequent to the Restatement Effective Date ("SECOND RESTATED CREDIT AGREEMENT").

          (b) The Lenders hereby (i) authorize the Collateral Agent to execute and deliver any amendments or modifications to the Security Documents that the Collateral Agent determines to be necessary or appropriate to reflect the releases referred to above and (ii) consent to all such amendments or modifications.

          (c) Promptly following receipt by the Administrative Agent of the certificate described in paragraph (a) of this Section, the Administrative Agent will notify the Lenders thereof. BC Holdings, the BC Borrower and the Administrative Agent will execute an agreement in the form of Exhibit E, with the blanks appropriately filled (and modified to reflect any amendments to this Agreement subsequent to the Restatement Effective Date), and distribute copies thereof to the Lenders; PROVIDED that the failure to do so shall not affect the effectiveness of the amendment and restatement of this Agreement as described above.

                                                                       EXHIBIT E
                                                    TO RESTATED CREDIT AGREEMENT

================================================================================

                           SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                   dated as of

                                    [-], 2005

                                      among

                             BOISE CASCADE COMPANY,

                             BOISE CASCADE, L.L.C.,

                            The Lenders Party Hereto

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                                   ----------

                           J.P. MORGAN SECURITIES INC.

                                       and

                              LEHMAN BROTHERS INC.,
                           as Joint Lead Arrangers and
                                Joint Bookrunners

                          LEHMAN COMMERCIAL PAPER INC.,
                              as Syndication Agent

                                  COBANK, ACB,
                     DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

                                       and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                             as Documentation Agents

================================================================================

                                                             [CS&M No. 6701-411]

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
                                                  ARTICLE I

                                                 Definitions

SECTION 1.01.    Defined Terms..............................................................................1
SECTION 1.02.    Classification of Loans and Borrowings....................................................32
SECTION 1.03.    Terms Generally...........................................................................32
SECTION 1.04.    Accounting Terms; GAAP....................................................................32
SECTION 1.05.    Certificates..............................................................................33

                                                  ARTICLE II

                                                 The Credits

SECTION 2.01.    Revolving Commitments; Tranche D Term Loans...............................................33
SECTION 2.02.    Loans and Borrowings......................................................................33
SECTION 2.03.    Requests for Borrowings...................................................................34
SECTION 2.04.    Swingline Loans...........................................................................35
SECTION 2.05.    Letters of Credit.........................................................................37
SECTION 2.06.    Funding of Borrowings.....................................................................41
SECTION 2.07.    Interest Elections........................................................................42
SECTION 2.08.    Termination and Reduction of Commitments..................................................43
SECTION 2.09.    Repayment of Loans; Evidence of Debt......................................................44
SECTION 2.10.    Amortization of Term Loans................................................................45
SECTION 2.11.    Prepayment of Loans.......................................................................46
SECTION 2.12.    Fees......................................................................................48
SECTION 2.13.    Interest..................................................................................49
SECTION 2.14.    Alternate Rate of Interest................................................................50
SECTION 2.15.    Increased Costs...........................................................................50
SECTION 2.16.    Break Funding Payments....................................................................52
SECTION 2.17.    Taxes.....................................................................................52
SECTION 2.18.    Payments Generally; Pro Rata Treatment; Sharing of Set-offs...............................53
SECTION 2.19.    Mitigation Obligations; Replacement of Lenders............................................55
SECTION 2.20.    Increase in Revolving Credit Commitments..................................................56

                                                 ARTICLE III

                                        Representations and Warranties

SECTION 3.01.    Organization; Powers......................................................................58
SECTION 3.02.    Authorization; Enforceability.............................................................58
SECTION 3.03.    Governmental Approvals; No Conflicts......................................................58
SECTION 3.04.    Financial Condition; No Material Adverse Change...........................................58

SECTION 3.05.    Properties................................................................................59
SECTION 3.06.    Litigation and Environmental Matters......................................................60
SECTION 3.07.    Compliance with Laws and Agreements.......................................................61
SECTION 3.08.    Investment and Holding Company Status.....................................................61
SECTION 3.09.    Taxes.....................................................................................61
SECTION 3.10.    ERISA.....................................................................................61
SECTION 3.11.    Disclosure................................................................................61
SECTION 3.12.    Subsidiaries..............................................................................62
SECTION 3.13.    Insurance.................................................................................62
SECTION 3.14.    Labor Matters.............................................................................62
SECTION 3.15.    Solvency..................................................................................62
SECTION 3.16.    Senior Indebtedness.......................................................................63
SECTION 3.17.    Security Interests........................................................................63

                                                  ARTICLE IV

                                                  Conditions

SECTION 4.01.    [Intentionally Omitted]...................................................................63
SECTION 4.02.    Each Credit Event.........................................................................63

                                                  ARTICLE V

                                            Affirmative Covenants

SECTION 5.01.    Financial Statements and Other Information................................................64
SECTION 5.02.    Notices of Material Events................................................................65
SECTION 5.03.    Information Regarding Collateral..........................................................66
SECTION 5.04.    Existence; Conduct of Business............................................................66
SECTION 5.05.    Payment of Obligations....................................................................66
SECTION 5.06.    Maintenance of Properties.................................................................67
SECTION 5.07.    Insurance.................................................................................67
SECTION 5.08.    Casualty and Condemnation.................................................................67
SECTION 5.09.    Books and Records; Inspection Rights......................................................67
SECTION 5.10.    Compliance with Laws......................................................................67
SECTION 5.11.    Use of Proceeds and Letters of Credit.....................................................68
SECTION 5.12.    Additional Subsidiaries...................................................................68
SECTION 5.13.    Further Assurances........................................................................68
SECTION 5.14.    Interest Rate Protection..................................................................69
SECTION 5.15.    Fiscal Periods............................................................................69

                                                  ARTICLE VI

                                              Negative Covenants

SECTION 6.01.    Indebtedness; Certain Equity Securities; Designated Senior Indebtedness...................69

SECTION 6.02.    Liens.....................................................................................71
SECTION 6.03.    Fundamental Changes.......................................................................73
SECTION 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions.................................74
SECTION 6.05.    Asset Sales...............................................................................76
SECTION 6.06.    Sale and Leaseback Transactions...........................................................77
SECTION 6.07.    Swap Agreements...........................................................................77
SECTION 6.08.    Restricted Payments; Certain Payments of Indebtedness.....................................77
SECTION 6.09.    Transactions with Affiliates..............................................................80
SECTION 6.10.    Restrictive Agreements....................................................................80
SECTION 6.11.    Amendment of Material Documents...........................................................81
SECTION 6.12.    Interest Expense Coverage Ratio...........................................................81
SECTION 6.13.    Leverage Ratio............................................................................82
SECTION 6.14.    Capital Expenditures......................................................................82

                                                 ARTICLE VII

                                              Events of Default

                                                 ARTICLE VIII

                                           The Administrative Agent

                                                  ARTICLE IX

                                                Miscellaneous

SECTION 9.01.    Notices...................................................................................88
SECTION 9.02.    Waivers; Amendments.......................................................................89
SECTION 9.03.    Expenses; Indemnity; Damage Waiver........................................................90
SECTION 9.04.    Successors and Assigns....................................................................92
SECTION 9.05.    Survival..................................................................................95
SECTION 9.06.    Counterparts; Integration; Effectiveness..................................................95
SECTION 9.07.    Severability..............................................................................96
SECTION 9.08.    Right of Setoff...........................................................................96
SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process................................96
SECTION 9.10.    WAIVER OF JURY TRIAL......................................................................97
SECTION 9.11.    Headings..................................................................................97
SECTION 9.12.    Confidentiality...........................................................................97
SECTION 9.13.    Interest Rate Limitation..................................................................98
SECTION 9.14.    USA Patriot Act...........................................................................98
SECTION 9.15.    First Restated Credit Agreement; Effectiveness of Second Restated Credit Agreement........98

SCHEDULES:
Schedule 2.01 -- Revolving Commitments
Schedule 3.05(d) --Real Property
Schedule 3.05(e) -- Purchase Rights on Mortgaged Property
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries
Schedule 3.13 -- Insurance
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02(a) -- Existing BC Borrower Liens
Schedule 6.04(a) -- Existing BC Borrower Investments
Schedule 6.09 -- Original Effective Date Agreements
Schedule 6.10 -- Existing Restrictions

EXHIBITS:

Exhibit A -- Form of Assignment and Assumption
Exhibit B -- [Intentionally Omitted]
Exhibit C -- Form of Guarantee and Collateral Agreement
Exhibit D -- Form of Perfection Certificate

                         SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as
                    of [-], 2005, among BOISE CASCADE COMPANY, BOISE CASCADE, L.L.C., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

          WHEREAS, BC Holdings, Boise Land & Timber Holdings Corp., the BC Borrower, Boise Land & Timber Corp., the lenders party thereto and JPMorgan Chase Bank, N.A. (f/k/a/ JPMorgan Chase Bank), as administrative agent, were parties to the Credit Agreement dated as of October 29, 2004 (the "ORIGINAL CREDIT AGREEMENT"), as amended and in effect immediately prior to the First Restatement Effective Date (as defined herein);

          WHEREAS, BC Holdings, Boise Land & Timber Holdings Corp., the BC Borrower, Boise Land & Timber Corp., the Required Restatement Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent, entered into an Amendment and Restatement Agreement dated as of April 18, 2005 (the "AMENDMENT AND RESTATEMENT AGREEMENT");

          WHEREAS, pursuant to the Amendment and Restatement Agreement, on the First Restatement Effective Date the Original Credit Agreement was amended and restated in the form of the Amended and Restated Credit Agreement dated as of April 18, 2005 (the "FIRST RESTATED CREDIT AGREEMENT");

          WHEREAS, Section 10.01 of the First Restated Credit Agreement provides for the amendment and restatement of the First Restated Credit Agreement in the form of this Agreement, subject to the satisfaction of the conditions specified therein; and

          WHEREAS, such conditions have been satisfied on the Second Restatement Effective Date;

          NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "ACCOUNT" means, collectively, (a) an "account" as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (b) any rights of the BC Borrower or any Subsidiary to payment for goods sold or leased or services performed, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

          "ACQUIRED BUSINESSES" has the meaning assigned to such term in the Original Credit Agreement.

          "ACQUISITION" means the acquisition by the Subsidiaries of all of the assets exclusively or primarily related to or used exclusively or primarily in the conduct of the Operating Businesses prior to the Original Effective Date.

          "ACQUISITION AGREEMENT" has the meaning assigned to such term in the Original Credit Agreement.

          "ADDITIONAL CONSIDERATION AGREEMENT" has the meaning assigned to such term in the Acquisition Agreement.

          "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/32 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "ADMINISTRATIVE AGENT" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder. The terms "Administrative Agent" and "Collateral Agent" are used interchangeably and shall not be construed to distinguish separate roles, functions or duties.

          "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; PROVIDED that, solely for purposes of Section 6.09, a Person shall not be an "Affiliate" of BC Holdings or the BC Borrower solely by reason of being commonly Controlled by Madison Dearborn if (a) such Person is not Controlled by BC Holdings or the BC Borrower and (b) the Equity Interests in such Person owned or Controlled, directly or indirectly, by Madison Dearborn represent less than 20% of each of the aggregate ordinary voting power and the aggregate equity value represented by such Person's outstanding Equity Interests.

          "AGENTS" means the Administrative Agent and the Syndication Agent.

          "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "AMENDMENT AND RESTATEMENT AGREEMENT" has the meaning assigned to such term in the recitals hereto.

          "APPLICABLE PERCENTAGE" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "APPLICABLE RATE" means, for any day (a) with respect to any Tranche D Term Loan, (i) until sub-clause (ii) of this clause (a) becomes effective (A) in the case of an ABR Loan, 0.75% per annum and (B) in the case of a Eurodollar Loan, 1.75% per annum or (ii) effective on and after the first date that the credit facilities under this Agreement are rated both BB or better by S&P and Ba2 or better by Moody's (and the Administrative Agent shall have received a certificate to such effect signed on behalf of the BC Borrower by a Financial Officer), (A) in the case of an ABR Loan, 0.50% per annum and (B) in the case of a Eurodollar Loan, 1.50% per annum; and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Leverage Ratio as of the most recent determination date; PROVIDED that prior to delivery of consolidated financial statements for the fiscal quarter ending March 31, 2005, the Applicable Rate in respect of Revolving Loans shall be determined by reference to Category 1 below:

                                                                 ABR          Eurodollar
                      Leverage Ratio:                           Spread          Spread
          ------------------------------------------------------------------------------
                        CATEGORY 1

                Greater than 4.00 to 1.00                        1.25%            2.25%

                        CATEGORY 2

                Greater than 3.50 to 1.00
          but less than or equal to 4.00 to 1.00                 1.00%            2.00%

                        CATEGORY 3

                Greater than 3.00 to 1.00
          but less than or equal to 3.50 to 1.00                 0.75%            1.75%

                        CATEGORY 4

            Less than or equal to 3.00 to 1.00                   0.50%            1.50%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the BC Borrower's fiscal year based upon the consolidated financial statements of BC Holdings delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the BC Borrower fails to deliver the consolidated financial statements of BC Holdings required to be delivered pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "BC BORROWER" means Boise Cascade, L.L.C., a Delaware limited liability company that is a wholly owned subsidiary of BC Holdings.

          "BC CORPORATE CONVERSION" has the meaning assigned to such term in the First Restated Credit Agreement.

          "BC HOLDINGS" means Boise Cascade Company, a Delaware corporation (successor to Boise Cascade Holdings, L.L.C., a Delaware limited liability company).

          "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

          "BORROWER" means the BC Borrower.

          "BORROWING" means (a) all Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

          "BORROWING REQUEST" means a request by the BC Borrower for a Borrowing in accordance with Section 2.03.

          "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "CAPITAL EXPENDITURES" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of BC Holdings, the BC Borrower and its consolidated Subsidiaries that are (or would be) set forth as capital expenditures in a consolidated statement of cash flows of BC Holdings for such period prepared in accordance with GAAP and (b) the principal portion of Capital Lease Obligations incurred by BC Holdings, the BC Borrower and its consolidated Subsidiaries during such period; PROVIDED that Capital Expenditures shall not include (i) the purchase price paid in connection with a Permitted Acquisition, (ii) expenditures made pursuant to any election to apply Net Proceeds of a Prepayment Event described in clause (a) or (b) of the definition of the term "Prepayment Event" to acquire assets as contemplated by the

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                                                                               5

proviso to Section 2.11(c), (iii) the non-cash consideration transferred or disposed of in connection with a Permitted Operating Asset Swap, (iv) any Specified Investment and (v) payments required to be made by any Loan Party under the Additional Consideration Agreement.

          "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person of any Equity Interest in the BC Borrower (other than the ownership by BC Holdings of Equity Interests in the BC Borrower); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Original Effective Date), other than Madison Dearborn, of Equity Interests representing 35% or more of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of BC Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of BC Holdings by Persons who were neither nominated by the board of directors of BC Holdings nor appointed by directors so nominated; (d) the acquisition, by reason of a written agreement, of direct or indirect Control of BC Holdings or the BC Borrower by any Person or group other than Madison Dearborn; or (e) the occurrence of a "Change of Control", as defined in the Subordinated Debt Documents or the Senior Unsecured Debt Documents.

          "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the Original Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Original Effective Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Original Effective Date.

          "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche D Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Tranche D Commitment.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" means any and all "Collateral", as defined in any applicable Security Document.

          "COLLATERAL AGENT" means JPMorgan Chase Bank, N.A., as collateral agent under the Security Documents. The terms "Administrative Agent" and "Collateral Agent" are used interchangeably and shall not be construed to distinguish separate roles, functions or duties.

          "COLLATERAL AGREEMENT" means the Guarantee and Collateral Agreement among each of BC Holdings, the BC Borrower, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit C.

          "COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

          (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Original Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

          (b) all outstanding Equity Interests of the BC Borrower and each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

          (c) all Indebtedness of each of BC Holdings, the BC Borrower and the Subsidiaries that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank; PROVIDED that Indebtedness of any such Person owing to a Loan Party shall not be required to be evidenced by a promissory note (but shall nevertheless constitute Collateral) if the aggregate principal amount of outstanding Indebtedness of such Person owing to Loan Parties and not so evidenced by promissory notes does not exceed $5,000,000;

          (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement and perfect such Liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

          (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property;

          (f) each Loan Party shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder; and

          (g) the Administrative Agent shall be reasonably satisfied that all warehousemen, bailees, agents or processors which have in their possession or control any Inventory with a fair market value in excess of $5,000,000 at any one time have been notified of the Liens created by the Security Documents in such Inventory and that the BC Borrower shall have used reasonable efforts to cause each such warehouseman, bailee, agent or processor to (i) acknowledge in writing, in form and substance satisfactory to the Administrative Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Administrative Agent subject to the Liens created by the Security Documents and shall act upon the instructions of the Administrative Agent without further consent from any Loan Party, and (ii) agree to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          "COMMITMENT" means a Revolving Commitment or Tranche D Commitment, or any combination thereof (as the context requires).

          "COMMITTED SWINGLINE LENDER" means JPMorgan Chase Bank, N.A., in its capacity as lender of Committed Swingline Loans hereunder.

          "COMMITTED SWINGLINE LOAN" means a Loan made by the Committed Swingline Lender pursuant to Section 2.04(a).

          "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of BC Holdings, the BC Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with

GAAP, (ii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period and (iii) interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables, minus (b) the sum of (i) interest income of BC Holdings, the BC Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period.

          "CONSOLIDATED EBITDA" means, for any period, the sum of Consolidated Net Income for such period, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income:

          (a) all income tax expense of BC Holdings, the BC Borrower and the Subsidiaries, on a consolidated basis;

          (b) all interest expense of BC Holdings, the BC Borrower and the Subsidiaries, on a consolidated basis;

          (c) depreciation, depletion and amortization expense of BC Holdings, the BC Borrower and the Subsidiaries, on a consolidated basis (in each case excluding amortization expense attributable to a prepaid item that was paid in cash in a prior period);

          (d) any management fees paid to Madison Dearborn in such period, not to exceed $2,000,000 for any consecutive four quarter period;

          (e) any non-recurring costs and expenses incurred in connection with the Acquisition, including non-recurring costs and expenses incurred in connection with the Financing Transactions and severance costs, facility closure and related restructuring costs incurred within 18 months of the Original Effective Date, in an aggregate amount for all periods not to exceed $25,000,000;

          (f) any non-recurring costs and expenses related to (i) any public or private offering of Equity Interests of BC Holdings or the BC Borrower,
     (ii) any investment or acquisition permitted by Section 6.04 or (iii) recapitalizations or Indebtedness permitted by Section 6.01; and

          (g)(i) all other non-cash charges of BC Holdings, the BC Borrower and the Subsidiaries, on a consolidated basis (in each case excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) less (ii) all non-cash items of income of BC Holdings, the BC Borrower and the Subsidiaries, on a consolidated basis (in each case other than accruals of revenue in the ordinary course of business and other than reversals (to the extent made without any payment in cash) of reserves previously excluded from clause (g)(i)), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation, amortization and depletion and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income for any purpose and, with respect to a Subsidiary that is not a Subsidiary Loan Party, only if a corresponding amount would be permitted at the date of determination to be dividended to a Loan Party by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders. Solely for purposes of calculating the Leverage Ratio, if during any period (each, a "REFERENCE PERIOD") (or, in the case of PRO FORMA calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) the BC Borrower or any Subsidiary shall have made a Material Disposition or Material Acquisition (other than the Acquisition), their Consolidated EBITDA for such Reference Period shall be calculated after giving PRO FORMA effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period; PROVIDED that such PRO FORMA calculations shall give effect to operating expense reductions and other cost savings only to the extent that such reductions and savings would be permitted to be reflected in a pro forma financial statement prepared in compliance with Regulation S-X. As used in this definition, "MATERIAL ACQUISITION" means any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000; and "MATERIAL DISPOSITION" means any disposition of property or series of related dispositions of property or assets (including the Equity Interests of a Subsidiary) that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000.

For purposes of this Agreement, Consolidated EBITDA for any Reference Period that includes any period of time prior to the Acquisition shall be calculated after giving PRO FORMA effect for such period to the Acquisition and the other categories of adjustments to "EBITDA" used to calculate pro forma "Adjusted EBITDA" as set forth in footnote 7 under the section of the Offering Memorandum entitled "Offering memorandum summary--Summary historical and pro forma condensed combined financial data" (without duplication of amounts otherwise included in the calculation of "EBITDA" as presented in the Offering Memorandum), it being understood that, with respect to the adjustment related to the Additional Consideration Agreement, the adjustment shall be for a deemed one-time receipt by the BC Borrower of $40,233,000 pursuant to such agreement during the relevant Reference Period until such time as such Reference Period includes an actual payment or receipt pursuant to such agreement, at which point such actual payment or receipt shall be used in place of such deemed receipt.

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                                                                              10

          "CONSOLIDATED NET INCOME" means, for any period, the net income or loss of BC Holdings, the BC Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall not be included in such Consolidated Net Income:

          (a) any net income of any Person (other than BC Holdings and the BC Borrower) if such Person is not a Subsidiary, except that, subject to the exclusion contained in clause (c) below, the BC Borrower's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the BC Borrower or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (b) below);

          (b) any net income of any Subsidiary that is not a Subsidiary Loan Party if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the BC Borrower, except that:

               (i) subject to the exclusion contained in clause (c) below, the BC Borrower's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income to the extent that the net income of such Subsidiary would be permitted at the date of determination to be dividended to the BC Borrower without any prior approval or waiver (that has not been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules or governmental regulations applicable to that Subsidiary or its stockholders (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause (i)) and

               (ii) the BC Borrower's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

          (c) any gain or loss realized upon the sale or other disposition of any assets of BC Holdings, the BC Borrower or any Subsidiary or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Equity Interests of any Person;

          (d) extraordinary gains or losses;

          (e) any unrealized Statement of Financial Accounting Standards No. 133 gain or loss in respect of any Swap Agreement;

          (f) any non-cash gains or losses attributable to the early extinguishment of Indebtedness;

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                                                                              11

          (g) unusual or non-recurring non-cash gains or losses;

          (h) any non-cash goodwill impairment charges resulting from the application of Statement of Financial Accounting Standards No. 142; and

          (i) any non-cash compensation charge or expense, including any such charge or expense arising from grants of stock options or restricted stock or other equity-incentive programs for the benefit of officers, directors and employees of BC Holdings, the BC Borrower or any Subsidiary, in each case for such period. Notwithstanding the foregoing, any amounts received and any amounts paid by BC Holdings, the BC Borrower or any Subsidiary under the Additional Consideration Agreement during such period shall be added and subtracted, respectively, in calculating Consolidated Net Income, without duplication.

          "CONTEMPLATED IPO" means the initial offering by BC Holdings of its Equity Interests to the public, by means of an offering registered with the Securities and Exchange Commission, as contemplated by the Registration Statement on Form S-1 filed on February 11, 2005 (File No. 333-122770), as amended or supplemented from time to time.

          "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

          "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

          "DOLLARS" or "$" refers to lawful money of the United States of America.

          "ELIGIBLE SWAP ASSETS" means, in the case of a Permitted Operating Asset Swap, assets constituting warehousing or distribution facilities (including any related equipment and interests in real property associated therewith).

          "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or legally binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to occupational health and safety matters.

          "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any of BC Holdings, the BC Borrower or the Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the BC Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the BC Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the BC Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the BC Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the BC Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the BC Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "EVENT OF DEFAULT" has the meaning assigned to such term in Article
VII.

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                                                                              13

          "EXCESS CASH FLOW" means, for any fiscal year, the sum (without duplication) of:

          (a) the consolidated net income (or loss) of BC Holdings, the BC Borrower and its consolidated Subsidiaries for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events or Permitted Operating Asset Swaps; PLUS

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; PLUS

          (c) the aggregate amount of payments received by any Loan Party pursuant to the Additional Consideration Agreement during such fiscal year; PLUS

          (d) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues of BC Holdings, the BC Borrower and its consolidated Subsidiaries increased during such fiscal year; MINUS

          (e) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues of BC Holdings, the BC Borrower and its consolidated Subsidiaries decreased during such fiscal year; MINUS

          (f) Capital Expenditures for such fiscal year, except to the extent attributable to (i) the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness or (ii) the reinvestment of Net Proceeds received in respect of any Prepayment Events; MINUS

          (g) the aggregate amount of payments made by any Loan Party pursuant to the Additional Consideration Agreement during such fiscal year; MINUS

          (h) the amount of Tax Distributions paid in cash during such fiscal year in compliance with Section 6.08; MINUS

          (i) the amount of any expenses related to severance costs, facility closure and related restructuring costs incurred in connection with the Acquisition and paid within 18 months of the Original Effective Date by any of BC Holdings, the BC Borrower or the Subsidiaries which expenses are not otherwise deducted in calculating the consolidated net income (or loss) of BC Holdings, the BC Borrower and its consolidated Subsidiaries as a result of the application of purchase accounting principles; MINUS

          (j) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the BC Borrower and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans, Swingline Loans and LC Exposure unless (and then only to the extent that) the Revolving Commitments are also reduced, (ii) Term Loans prepaid pursuant to
     Section 2.11, (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness, (iv) repayments or prepayments of Long-Term Indebtedness (other than Loans) deducted in calculating the amount of Net Proceeds in connection with any Prepayment Event and (v) repayments or prepayments of Unsecured Senior Debt or Subordinated Debt pursuant to clause (vii) of Section 6.08(b); MINUS

          (k) the aggregate amount of dividends paid in cash by BC Holdings during such fiscal year pursuant to clause (x) of Section 6.08(a).

          "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the BC Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the BC Borrower under Section 2.19(b)), any withholding tax that (i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the BC Borrower with respect to any withholding tax pursuant to Section 2.17(a).

          "EXISTING LETTERS OF CREDIT" means the letters of credit listed on
Schedule 1.01 to the Original Credit Agreement.

          "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "FINANCIAL OFFICER" means, in respect of any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

          "FINANCING TRANSACTIONS" has the meaning assigned to such term in the Original Credit Agreement.

          "FIRST RESTATED CREDIT AGREEMENT" has the meaning assigned to such term in the recitals hereto.

          "FIRST RESTATEMENT EFFECTIVE DATE" means the "Restatement Effective Date", as defined in the Amendment and Restatement Agreement.

          "FIRST RESTATEMENT TRANSACTIONS" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is, or is to be, a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder and (b) the prepayment of the Tranche B Term Loans.

          "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the BC Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "FOREIGN SUBSIDIARY" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "FPH" means Forest Products Holdings, L.L.C., a Delaware limited liability company and a direct subsidiary of Madison Dearborn Capital Partners, IV, L.P.

          "GAAP" means generally accepted accounting principles in the United States of America.

          "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of government.

          "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease (including pursuant to any "synthetic lease") property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

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                                                                              16

          "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "HOLDING COMPANIES" has the meaning assigned to such term in the Original Credit Agreement.

          "HOLDING COMPANY" means BC Holdings.

          "IMMATERIAL SUBSIDIARIES" means, at any time, Subsidiaries, that, on a consolidated basis with their respective Subsidiaries and treated as if all such Subsidiaries and their respective Subsidiaries were combined and consolidated as a single Subsidiary, (a) had consolidated assets representing less than 2% of the consolidated assets of BC Holdings as of the last day of the most recently ended fiscal quarter for which financial statements are available, (b) accounted for less than 2% of the consolidated revenues of BC Holdings for the period of four consecutive fiscal quarters most recently ended for which financial statements are available and (c) accounted for less than 2% of Consolidated EBITDA of BC Holdings for the period of four consecutive fiscal quarters most recently ended for which financial statements are available.

          "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable due within one year and accrued expenses, in each case incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; PROVIDED that if recourse for such Indebtedness is limited to such property, the amount of Indebtedness arising under this clause (f) shall be limited to the lesser of (i) the outstanding principal amount thereof and (ii) the fair market value of the property subject to such Lien, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

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                                                                              17

          "INTEREST ELECTION REQUEST" means a request by the BC Borrower to convert or continue a Borrowing in accordance with Section 2.07.

          "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with respect to a Eurodollar Revolving Borrowing, one week or, with the consent of each Lender participating in such Borrowing, nine or twelve months) thereafter, as the applicable Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) on one occasion, an Interest Period for a Eurodollar Tranche D Term Borrowing may be selected by the BC Borrower for a period of less than two months ending on June 30, 2005 (subject to clause (a) above). For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "INVENTORY" has the meaning assigned to such term in the Collateral Agreement.

          "ISSUING BANK" means, as the context may require, (a) JPMorgan Chase Bank, N.A., in its capacity as an issuer of Letters of Credit hereunder, and (b) any other Revolving Lender that becomes an Issuing Bank pursuant to Section 2.05(j), in its capacity as an issuer of Letters of Credit hereunder, and, in each case, its successors in such capacity as provided in Section 2.05(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "LC DISBURSEMENT" means a payment made by any Issuing Bank pursuant to a Letter of Credit.

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                                                                              18

          "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the BC Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lenders.

          "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement (whether issued before or after the Second Restatement Effective
Date).

          "LEVERAGE RATIO" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of BC Holdings ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of BC Holdings most recently ended prior to such date).

          "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; PROVIDED that, in the case of a Eurodollar Tranche D Term Borrowing with an Interest Period described in clause
(c) of the proviso to the definition of the term "Interest Period", the Administrative Agent may determine the LIBO Rate by any other means that it determines to reasonably reflect the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of

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                                                                              19

securities, any purchase option, call or similar right of a third party with respect to such securities.

          "LOAN DOCUMENTS" means this Agreement, the Amendment and Restatement Agreement, the Reaffirmation Agreement, the Collateral Agreement and the other Security Documents.

          "LOAN PARTIES" means BC Holdings, the BC Borrower and the Subsidiary Loan Parties.

          "LOANS" means the loans made by the Lenders to the BC Borrower pursuant to this Agreement (whether made before or after the Second Restatement Effective Date); PROVIDED that, for purposes of calculating Excess Cash Flow or any prepayment required by Section 2.11(d), the term "Loans" also includes "Loans"' as defined in the Original Credit Agreement.

          "LONG-TERM INDEBTEDNESS" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

          "MADISON DEARBORN" means Madison Dearborn Capital Partners, IV, L.P., its Affiliates and investment funds under common management with Madison Dearborn Capital Partners, IV, L.P., but excluding any such Affiliate that is
(a) a "portfolio company", (b) a Person that is Controlled by, or under common Control with, Madison Dearborn Capital Partners, IV, L.P., or any of its Affiliates and conducts any business other than investment activities and activities incidental thereto or (c) Controlled by a Person described in clause
(a) or (b) above.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, financial condition or results of operations of BC Holdings, the BC Borrower and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under any Loan Document or (c) the rights of the Lenders under the Loan Documents.

          "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of BC Holdings, the BC Borrower and the Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any of BC Holdings, the BC Borrower or the Subsidiaries in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that BC Holdings, the BC Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

          "MATERIAL SUBSIDIARY" means any Subsidiary that is not an Immaterial Subsidiary.

          "MEMBERS" means the holders of the Equity Interests of Boise Cascade Holdings, L.L.C.

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                                                                              20

          "MOODY'S" means Moody's Investors Service, Inc.

          "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

          "MORTGAGED PROPERTY" means, initially, the real property set forth on
Schedule 3.05(c) that is identified on such Schedule as Mortgaged Property and the improvements thereto, and includes each other parcel of real property and improvements thereto owned by the BC Borrower or any Subsidiary with respect to which a Mortgage is granted.

          "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET PROCEEDS" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all fees and out-of-pocket expenses paid by any of BC Holdings, the BC Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by any of BC Holdings, the BC Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) owed to third parties secured by such asset, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by any of BC Holdings, the BC Borrower and the Subsidiaries, and the amount of any reserves established by BC Holdings, the BC Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable to third parties, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of BC Holdings or the BC Borrower).

          "NET WORKING CAPITAL" means, at any date, (a) the consolidated current assets of BC Holdings, the BC Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of BC Holdings, the BC Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

          "OBLIGATIONS" has the meaning assigned to such term in the Collateral Agreement.

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                                                                              21

          "OFFERING MEMORANDUM" means the offering memorandum dated October 15, 2004 relating to the Senior Unsecured Debt and the Subordinated Debt.

          "OPERATING BUSINESSES" means the forest products and distribution businesses (and assets comprising such businesses) acquired by the BC Borrower and its Subsidiaries pursuant to the Acquisition Agreement, including, (a) their paper manufacturing, conversion, distribution and sales operations, (b) their building solutions manufacturing and conversion operations, (c) their packaging and newsprint manufacturing, conversion, distribution and sales operations, (d) certain of their aviation operations and (e) their transportation operations.

          "ORIGINAL CREDIT AGREEMENT" has the meaning assigned to such term in the recitals hereto.

          "ORIGINAL EFFECTIVE DATE" means October 29, 2004.

          "OTHER TAXES" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "PERFECTION CERTIFICATE" means a certificate in the form of Exhibit D or any other form approved by the Collateral Agent.

          "PERMITTED ACQUISITION" means any acquisition by the BC Borrower or any Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) any such business shall comply with the permitted businesses of the BC Borrower and the Subsidiaries as provided in
Section 6.03(b), (c) all of the Equity Interests of each Subsidiary formed for the purpose of or resulting from such acquisition shall be owned directly by the BC Borrower or a Subsidiary and all actions required to be taken with respect to each such acquired or newly formed Subsidiary under Sections 5.12 and 5.13 have been taken, (d) BC Holdings, the BC Borrower and the Subsidiaries are in COMPLIANCE, on a pro forma basis after giving effect to such acquisition (and any operating expense reductions related thereto that would be permitted to be deducted in any calculation of Consolidated EBITDA in accordance with the definition of such term contained herein), with the covenants contained in Sections 6.12 and 6.13 recomputed as at the last day of the most recently ended fiscal quarter of BC Holdings for which financial statements are available, as if such acquisition had occurred on the first day of each relevant period for testing such compliance and (e) the BC Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses
(a), (b), (c) and (d) above, together with all relevant financial information for the Person or

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                                                                              22

assets to be acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (d) above.

          "PERMITTED ENCUMBRANCES" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the BC Borrower or any Subsidiary;

PROVIDED that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

          "PERMITTED INVESTMENTS" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, at least an A2 credit rating from S&P or at least a P2 credit rating from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above; and

          (e) demand deposit accounts with commercial banks.

          "PERMITTED OPERATING ASSET SWAP" means any transfer of Eligible Swap Assets by the BC Borrower or any Subsidiary in which at least 95% of the consideration received by the transferor consists of Eligible Swap Assets (and any balance of such consideration consists of cash); PROVIDED that (a) after giving effect to such transfer, the aggregate fair market value of all assets transferred pursuant to Permitted Operating Asset Swaps (i) during any fiscal year of the BC Borrower, on a cumulative basis, shall not exceed $20,000,000 and
(ii) during the term of this Agreement, on a cumulative basis, shall not exceed $40,000,000 and (b) all actions required to be taken pursuant to Sections 5.12 and 5.13 with respect to any Eligible Swap Assets so received as consideration shall be taken.

          "PERMITTED RECEIVABLES FINANCING" means financing arrangements pursuant to which the BC Borrower or one or more of the Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis, other than Standard Securitization Undertakings) to one or more Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security pursuant to a revolving committed financing arrangement; PROVIDED that (a) the BC Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such financing arrangements and (b) the BC Borrower represents, in a certificate of a Financial Officer of the BC Borrower delivered to the Administrative Agent, that the terms and conditions of such financing arrangements are customary for accounts receivable securitization financings. The "funded amount" or "principal amount" of any Permitted Receivables Financing at any time shall be the principal amount of Receivables Financing Debt in respect thereof.

          "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the BC Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

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                                                                              24

          "PLEDGED COLLATERAL" has the meaning assigned to such term in the Collateral Agreement.

          "PREPAYMENT EVENT" means:

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of BC Holdings, the BC Borrower or any Subsidiary (other than a Receivables Subsidiary), other than (i) dispositions described in clauses (i), (ii), (iii) and (iv) of Section 6.05(a), and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the BC Borrower; or

          (b) any insured casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of BC Holdings, the BC Borrower or any Subsidiary other than those resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the BC Borrower; or

          (c) the issuance by BC Holdings, the BC Borrower or any Subsidiary of any Equity Interests, or the receipt by BC Holdings, the BC Borrower or any Subsidiary of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, BC Holdings, the BC Borrower or a Subsidiary, (ii) the issuance of Equity Interests of BC Holdings to employees of BC Holdings, the BC Borrower or any Subsidiary in their capacity as such pursuant to employee benefit plans and employment arrangements; (iii) the issuance of Equity Interests of BC Holdings pursuant to the Contemplated IPO, (iv) the issuance of Equity Interests of BC Holdings to fund Specified Investments or (v) the issuance of Equity Interests of BC Holdings to Madison Dearborn; or

          (d) the incurrence by BC Holdings, the BC Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01; or

          (e) any transfer of Receivables pursuant to a Permitted Receivables Financing; PROVIDED that any such transfer will be treated as a Prepayment Event only to the extent that, after giving effect thereto, the aggregate funded amount of such Permitted Receivables Financing exceeds the greatest aggregate funded amount previously outstanding thereunder.

          "PRIME RATE" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "QUALIFIED PREFERRED STOCK" means any preferred Equity Interest of BC Holdings that (a) is not subject to any requirement to pay mandatory cash dividends or similar distributions, (b) is not subject to any mandatory redemption or repurchase requirement (whether pursuant to a sinking fund obligation, or at the option of the holder thereof, or upon the occurrence of specified events, or otherwise), (c) is not convertible, or exchangeable, other than into or for common Equity Interests of BC Holdings or Qualified Preferred Stock, and (d) does not entitle the holder thereof to any other rights or remedies that could subject BC Holdings, the BC Borrower or any Subsidiary to any mandatory payment obligation; PROVIDED that the foregoing shall not be construed to prohibit rights to receive dividends and distributions in preference to those paid on any other Equity Interests of BC Holdings (if and when paid).

          "RECEIVABLE" means an Account owing to the BC Borrower or any Subsidiary (before its transfer to a Receivables Subsidiary), whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

          "RECEIVABLES FINANCING DEBT" means, as of any date with respect to any Permitted Receivables Financing, the amount of the outstanding Receivables subject to such Permitted Receivables Financing that would be required to discharge all principal obligations to financing parties (and would not be returned, directly or indirectly, to the BC Borrower or any Subsidiary) if all such Receivables were to be collected at such date and such Permitted Receivables Financing were to be terminated at such date.

          "RECEIVABLES SUBSIDIARY" means a wholly owned Subsidiary that does not engage in any activities other than participating in one or more Permitted Receivables Financings and activities incidental thereto; PROVIDED that (a) such Subsidiary does not have any Indebtedness other than (i) Indebtedness incurred pursuant to a Permitted Receivables Financing owed to financing parties supported by Receivables and Related Security and (ii) Subordinated Receivables Transfer Debt, (b) neither BC Holdings, the BC Borrower nor any other Subsidiary Guarantees any Indebtedness or other obligation of such Subsidiary, other than Standard Securitization Undertakings and (c) all Equity Interests of and other investments in such Subsidiary that are owned by the BC Borrower or any other Subsidiary (including any Subordinated Receivables Transfer Debt) are pledged pursuant to the Collateral Agreement.

          "REGISTER" has the meaning set forth in Section 9.04.

          "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, and advisors and trustees of such Person and such Person's Affiliates.

          "RELATED SECURITY" means, with respect to any Receivable: (a) all of the BC Borrower's or the applicable Subsidiary's right, title and interest in and to any goods, the sale of which gave rise to such Receivable; (b) all security pledged, assigned, hypothecated or granted to or held by the BC Borrower or the applicable Subsidiary to secure such Receivable; (c) all guaranties, endorsements and indemnifications on, or of, such Receivable or any of the foregoing (other than by any of BC Holdings, the BC Borrower and the Subsidiaries that is not a Receivables Subsidiary); (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in

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                                                                              26

connection therewith; (e) all books, records, ledger cards and invoices related to such Receivable or any of the foregoing, whether maintained electronically, in paper form or otherwise; (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers;
(g) all credit information, reports and memoranda relating thereto; (h) all other writings related thereto; and (i) all proceeds of any of the foregoing.

          "REQUIRED LENDERS" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in BC Holdings, the BC Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in BC Holdings, the BC Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in BC Holdings, the BC Borrower or any Subsidiary.

          "REVOLVING AVAILABILITY PERIOD" means the period from and including the Original Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01 (as of the First Restatement Effective Date), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders' Revolving Commitments as of the First Restatement Effective Date was $475,000,000.

          "REVOLVING EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

          "REVOLVING LENDER" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

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                                                                              27

          "REVOLVING LOAN" means a Loan made pursuant to Section 2.01(a) and includes any "Revolving Loan" outstanding under the First Restated Credit Agreement on the Second Restatement Effective Date.

          "REVOLVING MATURITY DATE" means October 29, 2010.

          "S&P" means Standard & Poor's.

          "SECOND RESTATEMENT EFFECTIVE DATE" means [-], 2005, [insert date on which the conditions specified in Section 10.01 of the First Restated Credit Agreement are satisfied].

          "SECURED PARTIES" has the meaning assigned to such term in the Collateral Agreement.

          "SECURITY DOCUMENTS" means the Collateral Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

          "SELLER PARENT" means OfficeMax Incorporated (f/k/a Boise Cascade Corporation), a Delaware corporation.

          "SENIOR UNSECURED DEBT" means (a) the senior unsecured notes issued by the BC Borrower on the Original Effective Date in the aggregate principal amount of $250,000,000 and the Indebtedness represented thereby (the "INITIAL SENIOR UNSECURED DEBT") and (b) any senior unsecured debt securities issued by the BC Borrower after the Original Effective Date to refinance the Initial Senior Unsecured Debt; PROVIDED that (i) such senior unsecured debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the scheduled maturity date of the Initial Senior Unsecured Debt, (ii) the Indebtedness in respect of such senior unsecured debt securities is not Guaranteed by any Person that did not Guarantee (and is not permitted by this Agreement to Guarantee) the Initial Senior Unsecured Debt,
(iii) the aggregate principal amount of such senior unsecured debt securities does not exceed the aggregate principal amount of Initial Senior Unsecured Debt refinanced thereby plus capitalized interest and any applicable redemption premiums paid in respect of the refinancing thereof, (iv) the portion of the interest rate payable in cash in respect of such senior unsecured debt securities does not exceed the interest rate in respect of the Initial Senior Unsecured Debt, (v) such senior unsecured debt securities are not supported by any letter of credit or other credit enhancement, (vi) the terms and conditions of such senior unsecured debt securities and any Senior Unsecured Debt Documents in respect thereof (including covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such senior unsecured debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Initial Senior Unsecured Debt and the Senior Unsecured Debt Documents in respect of the Initial Senior Unsecured Debt and (vii) the Initial Senior Unsecured Debt being refinanced by such

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                                                                              28

senior unsecured debt securities is repaid on the same date that such senior unsecured debt securities are issued.

          "SENIOR UNSECURED DEBT DOCUMENTS" means any indenture under which any Senior Unsecured Debt is issued and all other instruments, agreements and other documents evidencing or governing any Senior Unsecured Debt or providing for any Guarantee or other right in respect thereof.

          "SPECIFIED INVESTMENT" means any investment by the BC Borrower or any Subsidiary that is financed solely with Net Proceeds received from the issuance of Equity Interests by BC Holdings after the First Restatement Effective Date, PROVIDED that (i) the Administrative Agent receives written notice describing such investment concurrently with or promptly following the issuance of such Equity Interests and (ii) such investment is made within 90 days of receipt by BC Holdings of such Net Proceeds.

          "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities made by the BC Borrower or any Subsidiary in connection with a Permitted Receivables Financing that are customary for accounts receivables securitization financings; PROVIDED that Standard Securitization Undertakings shall not include any Guarantee of any Indebtedness or collectability of any Receivables.

          "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "SUBORDINATED DEBT" means (a) the senior subordinated notes issued by the BC Borrower on the Original Effective Date in the aggregate principal amount of $400,000,000 and the Indebtedness represented thereby (the "INITIAL SUBORDINATED DEBT") and (b) any subordinated debt securities issued by the BC Borrower after the Original Effective Date to refinance the Initial Subordinated Debt; PROVIDED that (i) such subordinated debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the scheduled maturity date of the Initial Subordinated Debt, (ii) the Indebtedness in respect of such subordinated debt securities is not Guaranteed by any Person that did not Guarantee (and is not permitted by this Agreement to Guarantee) the Initial Subordinated Debt, (iii) the aggregate principal amount of such subordinated debt securities does not exceed the aggregate principal amount of Initial Subordinated Debt refinanced thereby plus capitalized interest and any applicable redemption premiums paid in respect of the

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                                                                              29

refinancing thereof, (iv) the portion of the interest rate payable in cash in respect of such subordinated debt securities does not exceed the interest rate in respect of the Initial Subordinated Debt, (v) such subordinated debt securities are unsecured and are not supported by any letter of credit or other credit enhancement, (vi) the terms and conditions of such subordinated debt securities and any Subordinated Debt Documents in respect thereof (including subordination provisions, covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such subordinated debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Initial Subordinated Debt and the Subordinated Debt Documents in respect of the Initial Subordinated Debt and (vii) the Initial Subordinated Debt being refinanced by such subordinated debt securities is repaid on the same date that such subordinated debt securities are issued.

          "SUBORDINATED DEBT DOCUMENTS" means any indenture under which any Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing any Subordinated Debt or providing for any Guarantee or other right in respect thereof.

          "SUBORDINATED RECEIVABLES TRANSFER DEBT" means Indebtedness of a Receivables Subsidiary owed to the BC Borrower or a Subsidiary and incurred to finance the purchase of Receivables and Related Security from the BC Borrower or a Subsidiary in connection with a Permitted Receivables Financing; PROVIDED that
(a) such Indebtedness is evidenced by a promissory note pledged pursuant to the Collateral Agreement and (b) all proceeds of such Indebtedness are applied by such Receivables Subsidiary to pay the purchase price of such Receivables and Related Security.

          "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "SUBSIDIARY" means any subsidiary of the BC Borrower.

          "SUBSIDIARY LOAN PARTY" means any Subsidiary that is not a Foreign Subsidiary or a Receivables Subsidiary.

          "SUPPLY AGREEMENT" means the Paper Purchase Agreement dated October 29, 2004, between Boise White Paper, L.L.C. and Seller Parent, amending and superseding the Paper Purchase Agreement Term Sheet dated April 28, 2004 between Seller Parent and Boise Office Solutions.

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                                                                              30

          "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; PROVIDED that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of BC Holdings, the BC Borrower or the Subsidiaries shall be a Swap Agreement.

          "SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

          "SWINGLINE LENDERS" means the Committed Swingline Lender and any Uncommitted Swingline Lenders.

          "SWINGLINE LOAN" means a Committed Swingline Loan or an Uncommitted Swingline Loan.

          "SYNDICATION AGENT" means Lehman Commercial Paper Inc., in its capacity as syndication agent for the Lenders.

          "TAX DISTRIBUTIONS" means cash distributions by BC Holdings to the Members in respect of its Equity Interests for the purpose of providing the Members with funds to pay the tax liability attributable to their shares of the taxable income of Boise Cascade Holdings, L.L.C. and its consolidated subsidiaries.

          "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TERM LOANS" means Tranche D Term Loans; PROVIDED that, for purposes of calculating Excess Cash Flow or any prepayment required by Section 2.11(d) the term "Term Loans" also includes "Term Loans" as defined in the Original Credit Agreement.

          "TIMBER BORROWER" has the meaning assigned to such term in the Original Credit Agreement.

          "TIMBERLAND ASSETS" has the meaning assigned to such term in the Original Credit Agreement.

          "TIMBER SUBSIDIARY" has the meaning assigned to such term in the Original Credit Agreement.

          "TOTAL INDEBTEDNESS" means, as of any date, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of BC Holdings, the BC Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on

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                                                                              31

a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of BC Holdings, the BC Borrower and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis (but, in each case, excluding (i) Receivables Financing Debt and (ii) obligations arising under the Additional Consideration Agreement) as of such date minus (c) cash on hand and Permitted Investments of BC Holdings, the BC Borrower and the Subsidiaries as of such date (other than any such cash or Permitted Investments subject to any Lien (other than (i) Liens securing Indebtedness described in clause (a) or (b) above and (ii) Permitted Encumbrances that would not prohibit, limit, or otherwise impair the ability of the BC Borrower to use such cash and Permitted Investments to pay the Obligations hereunder)) in an aggregate amount not to exceed $35,000,000; PROVIDED that, for purposes of clause (b) above, the term "Indebtedness" shall not include contingent obligations of the BC Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness.

          "TRANCHE B TERM LOAN" has the meaning assigned to such term in the Original Credit Agreement.

          "TRANCHE D COMMITMENT" has the meaning assigned to such term in the Amendment and Restatement Agreement.

          "TRANCHE D LENDER" means a Lender with an outstanding Tranche D Term Loan.

          "TRANCHE D MATURITY DATE" means October 28, 2011.

          "TRANCHE D TERM LOAN" means a Loan made pursuant to Section 3 of the Amendment and Restatement Agreement.

          "TRANSACTIONS" has the meaning assigned to such term in the Original Credit Agreement.

          "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UNCOMMITTED SWINGLINE LENDER" means, at any time, any Revolving Lender or Tranche D Lender that holds an Uncommitted Swingline Loan outstanding at such time.

          "UNCOMMITTED SWINGLINE LOAN" means a Loan made pursuant to Section 2.04(d); PROVIDED that any such Loan shall cease to constitute a "Loan" for all purposes of the Loan Documents if the holder of such Loan is neither a Revolving Lender nor a Tranche D Lender.

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                                                                              32

          "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (E.G., a "Revolving Loan") or by Type (E.G., a "Eurodollar Loan") or by Class and Type (E.G., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (E.G., a "Revolving Borrowing") or by Type (E.G., a "Eurodollar Borrowing") or by Class and Type (E.G., a "Eurodollar Revolving Borrowing").

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the BC Borrower notifies the Administrative Agent that the BC Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Original Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the BC Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

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                                                                              33

          SECTION 1.05. CERTIFICATES. All certificates and other documents or statements of any sort provided, executed or attested to by any officer, director or employee of any Loan Party shall be treated as being provided, executed or attested to on behalf of such Loan Party, and not in such officer's, director's or employee's individual capacity.

                                   ARTICLE II

                                   THE CREDITS

          SECTION 2.01. REVOLVING COMMITMENTS; TRANCHE D TERM LOANS. (a) Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans to the BC Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Revolving Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Revolving Loans.

          (b) The Tranche D Term Loans constitute Loans made pursuant to this Agreement for all purposes of the Loan Documents. Amounts repaid or prepaid in respect of Tranche D Term Loans may not be reborrowed.

          SECTION 2.02. LOANS AND BORROWINGS. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the BC Borrower may request in accordance herewith; PROVIDED that each Eurodollar Term Borrowing that has an Interest Period beginning prior to the date that is 30 days after the First Restatement Effective Date shall have an Interest Period with a duration of one month. Each Committed Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that (i) any exercise of such option shall not affect the obligation of the BC Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) the BC Borrower shall be entitled to treat any Lender exercising such option as the Lender in respect of such Eurodollar Loan for all purposes hereunder, including Section 2.15.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral

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                                                                              34

multiple of $1,000,000 and not less than $5,000,000; PROVIDED that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Committed Swingline Loan shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of 12 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the BC Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or Tranche D Maturity Date, as applicable.

          SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Borrowing, the BC Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; PROVIDED that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the BC Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing or a Tranche D Term Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the BC Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any

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                                                                              35

requested Eurodollar Revolving Borrowing, then the BC Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each participating Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. SWINGLINE LOANS. (a) Subject to the terms and conditions set forth herein, the Committed Swingline Lender agrees to make Committed Swingline Loans to the BC Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $40,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; PROVIDED that the Committed Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Committed Swingline Loans.

          (b) To request a Committed Swingline Loan, the BC Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Committed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Committed Swingline Loan. The Administrative Agent will promptly advise the Committed Swingline Lender of any such notice received from the BC Borrower. The Committed Swingline Lender shall make each Committed Swingline Loan available to the BC Borrower by means of a credit to the general deposit account of the BC Borrower with the Committed Swingline Lender (or, in the case of a Committed Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Committed Swingline Loan.

          (c) The Committed Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Committed Swingline Loans outstanding. Such notice shall specify the aggregate amount of Committed Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Committed Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Committed Swingline Lender, such Lender's Applicable Percentage of such Committed Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Committed Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Committed Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the BC Borrower of any participations in any Committed Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Committed Swingline Loan shall be made to the Administrative Agent and not to the Committed Swingline Lender. Any amounts received by the Committed Swingline Lender from the BC Borrower (or other party on behalf of the BC Borrower) in respect of a Committed Swingline Loan after receipt by the Committed Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Committed Swingline Lender, as their interests may appear; PROVIDED that any such payment so remitted shall be repaid to the Committed Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the BC Borrower for any reason. The purchase of participations in a Committed Swingline Loan pursuant to this paragraph shall not relieve the BC Borrower of any default in the payment thereof.

          (d) Any Revolving Lender or Tranche D Lender may (but shall not have any obligation to) agree to make, and make, Uncommitted Swingline Loans to the BC Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $40,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; PROVIDED that an Uncommitted Swingline Loan shall not be borrowed to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the BC Borrower may borrow, prepay and reborrow Uncommitted Swingline Loans.

          (e) Any Uncommitted Swingline Loan may be made pursuant to such procedures as shall be separately agreed between the BC Borrower and the relevant Lender, subject to the following provisions of this paragraph. Each Lender in respect of an Uncommitted Swingline Loan that is not the same Person as the Person serving as the Administrative Agent shall notify the Administrative Agent of (i) the amount of such Uncommitted Swingline Loan prior to making such Loan and (ii) any repayment of the principal of such Uncommitted Swingline Loan (in whole or in part) and the amount of such repayment, promptly upon receipt of such repayment.

          (f) It is understood that paragraph (c) of this Section shall not apply to Uncommitted Swingline Loans and the Revolving Lenders shall not have any obligation to acquire participations in such Loans.

          SECTION 2.05. LETTERS OF CREDIT. (a) GENERAL. Subject to the terms and conditions set forth herein, the BC Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the BC Borrower to, or entered into by the BC Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the BC Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the relevant Issuing Bank selected by the BC Borrower to issue such Letter of Credit and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the BC Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the BC Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $150,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

          (c) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension), subject to renewal provisions reasonably acceptable to the applicable Issuing Bank (which shall in any event permit such Issuing Bank to disallow renewal) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the Issuing Bank in respect of such Letter of Credit hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the

Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the BC Borrower on the date due as provided in paragraph
(e) of this Section, or of any reimbursement payment required to be refunded to the BC Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e) REIMBURSEMENT. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the BC Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the date that such LC Disbursement is made, if the BC Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the date that such LC Disbursement is made or (ii) otherwise, the Business Day immediately following the later of the date that such LC Disbursement is made or the date of receipt by the BC Borrower of notice of such LC Disbursement; PROVIDED that, if such LC Disbursement is not less than the applicable minimum borrowing amount, the BC Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the BC Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the BC Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the BC Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the BC Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the BC Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the BC Borrower of its obligation to reimburse such LC Disbursement.

          (f) OBLIGATIONS ABSOLUTE. The BC Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the BC Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; PROVIDED that the foregoing shall not be construed to excuse an Issuing Bank from liability to the BC Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the BC Borrower to the extent permitted by applicable law) suffered by the BC Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g) DISBURSEMENT PROCEDURES. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the BC Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the BC Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h) INTERIM INTEREST. If an Issuing Bank shall make any LC Disbursement, then, unless the BC Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the BC Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; PROVIDED that, if the BC Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i) REPLACEMENT OR TERMINATION OF AN ISSUING BANK. Any Issuing Bank may be replaced at any time by written agreement among the BC Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. An Issuing Bank's obligations to issue additional Letters of Credit hereunder may be terminated at any time by written agreement among the BC Borrower, the Administrative Agent and such Issuing Bank; PROVIDED that after giving effect thereto there is at least one remaining Issuing Bank obligated to issue Letters of Credit. The Administrative Agent shall notify the Lenders of any such replacement or termination of an Issuing Bank. At the time any such replacement or termination shall become effective, the BC Borrower shall pay all unpaid fees accrued for the account of the replaced or terminated Issuing Bank pursuant to
Section 2.12(b). From and after the effective date of any such replacement, the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. After the replacement or termination of an Issuing Bank hereunder, the replaced or terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or termination, but shall not be required to issue additional Letters of Credit.

          (j) ADDITION OF ISSUING BANK. Any Revolving Lender may at any time become an Issuing Bank hereunder by written agreement between the BC Borrower and such Revolving Lender, subject to notice to and the consent (not to be unreasonably withheld) of the Administrative Agent. From and after the effective date of any such Revolving Lender becoming an Issuing Bank, such Revolving Lender shall have the rights and obligations of an Issuing Bank under this Agreement. Any Revolving Lender that becomes an Issuing Bank shall not cease to be an Issuing Bank hereunder if it later ceases to be a Revolving Lender hereunder.

          (k) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the BC Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the BC Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the BC Borrower described in clause (h) or (i) of Article VII. The BC Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the BC Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the BC Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse any Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the BC Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the BC Borrower under this Agreement. If the BC Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the BC Borrower within three Business Days after all Events of Default have been cured or waived.

          (l) CERTAIN NOTICES BY ISSUING BANKS. Each Issuing Bank that is not the same Person as the Person serving as the Administrative Agent shall notify the Administrative Agent of (i) the amount and expiration date of each Letter of Credit issued by such Issuing Bank at or prior to the time of issuance thereof,
(ii) any amendment or modification to any such Letter of Credit at or prior to the time of such amendment or modification and (iii) any termination, surrender, cancelation or expiry of any such Letter of Credit at or prior to the time of such termination, surrender, cancelation or expiration.

          (m) EXISTING LETTERS OF CREDIT. All Existing Letters of Credit shall be deemed to be Letters of Credit issued under this Agreement as of the Original Effective Date and thereupon shall constitute Letters of Credit for all purposes of the Loan Documents.

          SECTION 2.06. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; PROVIDED that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the BC Borrower by promptly crediting the amounts so received, in like funds, to an account of the BC Borrower maintained with the Administrative Agent in New York City and designated by the BC

Borrower in the applicable Borrowing Request; PROVIDED that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the BC Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the BC Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the BC Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the BC Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07. INTEREST ELECTIONS. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the BC Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The BC Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, the BC Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the BC Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the BC Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the BC Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the BC Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the BC Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.08. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date. The Tranche D Commitments terminated on the First Restatement Effective Date upon funding of the Tranche D Term Loans.

          (b) The BC Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; PROVIDED that (i) each such reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the BC Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c) The BC Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this

Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the BC Borrower pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Revolving Commitments delivered by the BC Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the BC Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

          SECTION 2.09. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The BC Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Tranche D Term Loan of such Lender as provided in Section 2.10 and (iii) to each Swingline Lender the then unpaid principal amount of each Swingline Loan of such Lender on the earlier of the Revolving Maturity Date and the date that is five Business Days after such Swingline Loan is made; PROVIDED that on each date that a Revolving Borrowing is made, the BC Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the BC Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made to the BC Borrower hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the BC Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the BC Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the BC Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.10. AMORTIZATION OF TERM LOANS. (a) Subject to adjustment pursuant to paragraph (c) of this Section, the BC Borrower shall repay Tranche D Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

                   Date                                              Amount
          ---------------------------------------------------------------------
          June 30, 2005                                          $    2,100,000
          September 30, 2005                                     $    2,100,000
          December 31, 2005                                      $    2,100,000
          March 31, 2006                                         $    2,100,000
          June 30, 2006                                          $    2,100,000
          September 30, 2006                                     $    2,100,000
          December 31, 2006                                      $    2,100,000
          March 31, 2007                                         $    2,100,000
          June 30, 2007                                          $    2,100,000
          September 30, 2007                                     $    2,100,000
          December 31, 2007                                      $    2,100,000
          March 31, 2008                                         $    2,100,000
          June 30, 2008                                          $    2,100,000
          September 30, 2008                                     $    2,100,000
          December 31, 2008                                      $    2,100,000
          March 31, 2009                                         $    2,100,000
          June 30, 2009                                          $    2,100,000
          September 30, 2009                                     $    2,100,000
          December 31, 2009                                      $    2,100,000
          March 31, 2010                                         $    2,100,000
          June 30, 2010                                          $    2,100,000
          September 30, 2010                                     $    2,100,000
          March 31, 2011                                         $  396,900,000
          Tranche D Maturity Date                                $  396,900,000

          (b) To the extent not previously paid all Tranche D Term Loans shall be due and payable on the Tranche D Maturity Date.

          (c) Any prepayment of a Tranche D Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Tranche D Term Borrowings to be made pursuant to this Section in the direct chronological order of maturity. If the initial aggregate amount of the Lenders' Tranche D Commitments exceeds the aggregate principal amount of Tranche D Term Loans made on the First Restatement Effective Date, then the scheduled repayments of Tranche D Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

          (d) Prior to any repayment of any Tranche D Term Borrowings hereunder, the BC Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Tranche D Term Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Tranche D Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.11. PREPAYMENT OF LOANS. (a) The BC Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the BC Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(k)) in an aggregate amount equal to such excess.

          (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of BC Holdings, the BC Borrower or any Subsidiary in respect of any Prepayment Event, the BC Borrower shall, within three Business Days after such Net Proceeds are so received, prepay Term Borrowings in an aggregate amount equal to 100% of such Net Proceeds (or, in the case of a Prepayment Event described in clause (c) of the definition of the term Prepayment Event, 50% of such Net Proceeds); PROVIDED that, in the case of any event described in clause (a) or (b) of the definition of the term Prepayment Event and subject to Section 6.06, if the BC Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the BC Borrower to the effect that the BC Borrower or its Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 360 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the BC Borrower or its Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. In addition, in the event and on each occasion that the BC Borrower or any Subsidiary shall sell, lease or otherwise dispose of any asset (whether or not such transaction shall constitute a Prepayment Event), if the BC Borrower would be required to prepay or redeem, or to offer to prepay or redeem, any Subordinated Debt or any Senior Unsecured Debt as a result of such transaction unless the proceeds of such transaction are applied within a specified period to prepay Term Borrowings (or

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                                                                              47

otherwise reinvested as permitted in accordance with the terms of such Subordinated Debt or Senior Unsecured Debt, as applicable), then the BC Borrower shall (unless such proceeds are otherwise reinvested within the specified period in a manner that relieves the BC Borrower of any such requirement in respect of the Subordinated Debt or Senior Unsecured Debt, as applicable) prepay Term Borrowings within such specified period to the extent necessary to relieve the BC Borrower of any such requirement.

          (d) Following the end of each fiscal year of the BC Borrower, commencing with the fiscal year ending December 31, 2005, the BC Borrower shall prepay Term Borrowings in an aggregate amount equal to the excess, if any, of
(A) 50% of Excess Cash Flow for such fiscal year over (B) the aggregate principal amount of Term Loans optionally prepaid during the period from and including March 31 of the fiscal year for which Excess Cash Flow is being calculated to but excluding March 31 of the fiscal year during which such prepayment is being made (or, if earlier, the date on which such prepayment is made); PROVIDED that (i) the aggregate prepayment amount required by this paragraph in respect of a fiscal year shall be calculated based upon 25% (instead of 50%) of Excess Cash Flow for such fiscal year if the Leverage Ratio is less than or equal to 3.5 to 1.0 on the last day of such fiscal year and (ii) no prepayment shall be required by this paragraph in respect of Excess Cash Flow for any fiscal year if the Leverage Ratio is less than or equal to 3.0 to 1.0 on the last day of such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

          (e) Prior to any optional or mandatory prepayment of Borrowings under this Section, the BC Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section.

          (f) The BC Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the relevant Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; PROVIDED that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall

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                                                                              48

be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.13.

          (g) All prepayments of Tranche D Term Loans effected on or prior to December 31, 2005 with the proceeds of a substantially concurrent issuance or incurrence of new secured credit facilities (excluding a refinancing of all the facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction) so long as the primary purpose of such transaction is not to refinance Indebtedness hereunder at an Applicable Rate or similar interest rate spread more favorable to the BC Borrower), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate or similar interest rate spread applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Rate applicable to the Tranche D Term Loans, as the case may be, as of the date hereof.

          SECTION 2.12. FEES. (a) The BC Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the rate of 0.50% per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Original Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Original Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

          (b) The BC Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as applicable for purposes of determining the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum (or such other rate separately agreed upon between the BC Borrower and such Issuing Bank) on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Original Effective Date; PROVIDED that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The BC Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed to be payable to the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.13. INTEREST. (a) The Loans comprising each ABR Borrowing (including each Committed Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) Each Uncommitted Swingline Loan shall bear interest at such rate per annum as shall be separately agreed by the BC Borrower and the relevant Uncommitted Swingline Lender; PROVIDED that such rate shall not exceed the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the BC Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.14. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the BC Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the BC Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.15. INCREASED COSTS. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

          (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit issued by such Issuing Bank or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the BC Borrower agrees to pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or an Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the BC Borrower agrees to pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the BC Borrower and shall be conclusive absent manifest error. The BC Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; PROVIDED that the BC Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the BC Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.16. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the BC Borrower pursuant to Section 2.19, then, in any such event, the BC Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined reasonably and in good faith by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the BC Borrower and shall be conclusive absent manifest error. The BC Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.17. TAXES. (a) Any and all payments by or on account of any obligation of the BC Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the BC Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the BC Borrower shall make such deductions and (iii) the BC Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the BC Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The BC Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the BC Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the BC Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the BC Borrower to a Governmental Authority, the BC Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the BC Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the BC Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the BC Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the BC Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

          (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the BC Borrower or with respect to which the BC Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the BC Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the BC Borrower under this Section
2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, that the BC Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the BC Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the BC Borrower or any other Person.

          SECTION 2.18. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. (a) The BC Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an Issuing Bank or a Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Committed Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Committed Swingline Loans; PROVIDED that
(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the BC Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the BC Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The BC Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the BC Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the BC Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the BC Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the BC Borrower will not make such payment, the Administrative Agent may assume that the BC Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the BC Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c),
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.19. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender requests compensation under Section 2.15, or if the BC Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The BC Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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                                                                              56

          (b) If any Lender requests compensation under Section 2.15, or if the BC Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the BC Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the BC Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Committed Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the BC Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to
Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the BC Borrower to require such assignment and delegation cease to apply.

          SECTION 2.20. INCREASE IN REVOLVING CREDIT COMMITMENTS. (a) The BC Borrower may, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Revolving Lenders), request that the total Revolving Commitments be increased (a "REVOLVING COMMITMENT INCREASE"); PROVIDED that the total Revolving Commitments shall not be increased by more than $25,000,000 during the term of this Agreement pursuant to this Section. Such notice shall set forth (i) the amount of the requested increase in the total Revolving Commitments and the date on which such increase is requested to become effective and (ii) whether the BC Borrower desires to effect all or any portion of such increase by offering the Revolving Lenders the opportunity to ratably increase their Revolving Commitments. If such notice indicates that the BC Borrower elects to offer Revolving Lenders the opportunity to ratably increase their Revolving Commitments, the Administrative Agent will notify the Revolving Lenders of such offer and the amount of the proposed increase to be offered ratably to the Revolving Lenders, and each Revolving Lender shall, by notice to the BC Borrower and the Administrative Agent given not more than 10 days after the date of the BC Borrower's notice, either agree to increase its Revolving Commitment by all or a portion of the offered amount or decline to increase its Revolving Commitment (and any Revolving Lender that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its Revolving Commitment). Regardless of whether the BC Borrower's notice elects to offer Revolving Lenders the opportunity to ratably increase their Revolving Commitments, the BC Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "AUGMENTING REVOLVING LENDER"), which may include any Lender, to

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                                                                              57

extend Revolving Commitments or increase their existing Revolving Commitments in order to effect all or part of the proposed increase in the total Revolving Commitments; PROVIDED that each Augmenting Revolving Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent, each Issuing Bank and the Committed Swingline Lender (such approvals not to be unreasonably withheld), and the BC Borrower and each Augmenting Revolving Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Commitment and/or its status as a Revolving Lender hereunder. Any increase in the total Revolving Commitments may be made in an amount which is less than the increase requested by the BC Borrower if the BC Borrower so elects.

          (b) On the effective date (the "REVOLVING COMMITMENT INCREASE EFFECTIVE DATE") of any Revolving Commitment Increase, if any Revolving Loans are outstanding, the BC Borrower (i) shall prepay all Revolving Loans then outstanding (including all accrued but unpaid interest thereon) and (ii) may, at its option, fund such prepayment by simultaneously borrowing Revolving Loans of the Types and for the Interest Periods specified in a Borrowing Request delivered pursuant to Section 2.03, which Revolving Loans shall be made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments (calculated after giving effect to the Revolving Commitment Increase); PROVIDED that such prepayment of Revolving Loans pursuant to this paragraph shall not be required if such Revolving Commitment Increase is effected entirely by ratably increasing the Revolving Commitments of the existing Revolving Lenders. The payments made pursuant to clause (i) above in respect of each Eurodollar Loan shall be subject to Section 2.16.

          (c) Increases and new Revolving Commitments created pursuant to this
Section 2.20 shall become effective on the date specified in the notice delivered by the BC Borrower pursuant to the first sentence of paragraph (a) above; PROVIDED that the BC Borrower may, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), extend such date by up to 30 days by delivering written notice to the Administrative Agent no less than three Business Days prior to the date specified in the notice delivered by the BC Borrower pursuant to the first sentence of paragraph (a) above.

          (d) Notwithstanding the foregoing, no increase in the total Revolving Commitments (or in the Revolving Commitment of any Revolving Lender) or addition of an Augmenting Revolving Lender shall become effective under this Section unless (i) on the Revolving Commitment Increase Effective Date, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the BC Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) (A) documents consistent with those delivered on the First Restatement Effective Date under clauses (b) and (c) of Section 7 of the Amendment and Restatement Agreement and (B) to the extent requested by the Administrative Agent, documents consistent with those delivered on the First Restatement Effective Date under clauses (f)(ii)(A) and (B) of Section 7 of the Amendment and Restatement Agreement.

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                                                                              58

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          Each of BC Holdings and the BC Borrower represents and warrants to the Lenders that:

          SECTION 3.01. ORGANIZATION; POWERS. Each of BC Holdings, the BC Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02. AUTHORIZATION; ENFORCEABILITY. The First Restatement Transactions to be entered into by each Loan Party are within such Loan Party's corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder action. This Agreement has been duly executed and delivered by each of BC Holdings and the BC Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of BC Holdings, the BC Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The First Restatement Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any of BC Holdings, the BC Borrower or the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any of BC Holdings, the BC Borrower or the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any of BC Holdings, the BC Borrower or the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any of BC Holdings, the BC Borrower or the Subsidiaries, except Liens created under the Loan Documents.

          SECTION 3.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. (a) BC Holdings and the BC Borrower have heretofore furnished to the Lenders (i) consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows of each of (x) the Acquired Businesses, taken as a whole, (y) the Timberland Assets, on a stand-alone basis and (z) the Operating

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                                                                              59

Businesses, taken as a whole, in each case as of and for the fiscal years ended December 31, 2003, reported on by KPMG LLP, independent public accountants and
(ii) the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of
(x) the Holding Companies and their consolidated subsidiaries (combined), (y) the BC Borrower and its consolidated subsidiaries and (z) the Timber Borrower and its consolidated subsidiaries, in each case as of December 31, 2004, and for the periods January 1, 2004, through October 28, 2004, and October 29, 2004, through December 31, 2004, reported on (in the case of such audited statements) by KPMG LLP. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of (A) in the case of the financial statements referred to in clause (i) above, the Acquired Businesses, the Timberland Assets and the Operating Businesses and (B) in the case of the financial statements referred to in clause (ii) above, the Persons referred to therein, in each case as of such dates and for such periods, in accordance with GAAP.

          (b) The Holding Companies, the BC Borrower and the Timber Borrower have heretofore furnished to the Lenders the pro forma combined consolidated balance sheet of the Holding Companies as of December 31, 2004, prepared giving effect to the First Restatement Transactions as if the First Restatement Transactions had occurred on such date. Such pro forma combined consolidated balance sheet (i) has been prepared in good faith based on assumptions believed by the Holding Companies, the BC Borrower and the Timber Borrower to be reasonable, (ii) is based on the best information available to the Holding Companies, the BC Borrower and the Timber Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the First Restatement Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Holding Companies and their consolidated subsidiaries as of December 31, 2004, as if the First Restatement Transactions had occurred on such date.

          (c) Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the First Restatement Transactions, none of BC Holdings, the BC Borrower or the Subsidiaries has, as of the First Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 2004, there has been no change or effect that is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of BC Holdings, the BC Borrower and the Subsidiaries, taken as a whole.

          SECTION 3.05. PROPERTIES. (a) Each of BC Holdings, the BC Borrower and the Subsidiaries has good title to, or valid leasehold interests in, or other valid and enforceable rights to use, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

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                                                                              60

          (b) Each of BC Holdings, the BC Borrower and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by BC Holdings, the BC Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) [Intentionally Omitted].

          (d) Schedule 3.05(d) sets forth the address or legal description of each parcel of real property that is owned or leased by the BC Borrower or any Subsidiary as of the First Restatement Effective Date after giving effect to the First Restatement Transactions, in each case indicating whether such real property is owned or leased, the record owner of such real property.

          (e) As of the First Restatement Effective Date, none of BC Holdings, the BC Borrower or the Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Except as set forth on Schedule 3.05(e), as of the First Restatement Effective Date, neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option to purchase or other contractual right to purchase such Mortgaged Property or interest therein.

          SECTION 3.06. LITIGATION AND ENVIRONMENTAL MATTERS. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of BC Holdings or the BC Borrower, threatened against or affecting any of BC Holdings, the BC Borrower or the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the First Restatement Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of BC Holdings, the BC Borrower or the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any facts, conditions or circumstances that would reasonably be expected to result in any Environmental Liability.

          (c) Since the Original Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

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                                                                              61

          SECTION 3.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of BC Holdings, the BC Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08. INVESTMENT AND HOLDING COMPANY STATUS. None of BC Holdings, the BC Borrower or the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09. TAXES. Each of BC Holdings, the BC Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which BC Holdings, the BC Borrower or such BS Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent annual financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that, if required to be paid, would reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent annual financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that, if required to be paid, would reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11. DISCLOSURE. BC Holdings and the BC Borrower have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any of BC Holdings, the BC Borrower or the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of

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                                                                              62

fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, BC Holdings and the BC Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12. SUBSIDIARIES. BC Holdings does not have any subsidiaries other than the BC Borrower and the Subsidiaries. Schedule 3.12 sets forth the name and jurisdiction of organization of, and the direct or indirect ownership interest of the BC Borrower in, each Subsidiary and identifies each such Subsidiary that is a Subsidiary Loan Party, in each case as of the First Restatement Effective Date.

          SECTION 3.13. INSURANCE. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of BC Holdings, the BC Borrower and the Subsidiaries as of the First Restatement Effective Date. As of the First Restatement Effective Date, all premiums due and payable in respect of such insurance have been paid. BC Holdings and the BC Borrower reasonably believe that the insurance maintained by or on behalf of BC Holdings, the BC Borrower and the Subsidiaries is adequate.

          SECTION 3.14. LABOR MATTERS. As of the First Restatement Effective Date, there are no strikes, lockouts or slowdowns against BC Holdings, the BC Borrower or any Subsidiary pending or, to the knowledge of BC Holdings or the BC Borrower, threatened. The hours worked by and payments made to employees of BC Holdings, the BC Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All payments due from BC Holdings, the BC Borrower or any Subsidiary, or for which any claim may be made against BC Holdings, the BC Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of BC Holdings, the BC Borrower or any Subsidiary, as applicable. The consummation of the First Restatement Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which BC Holdings, the BC Borrower or any Subsidiary is bound.

          SECTION 3.15. SOLVENCY. Immediately after the consummation of the First Restatement Transactions to occur on the First Restatement Effective Date and immediately following the making of each Loan made on the First Restatement Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay

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                                                                              63

their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the First Restatement Effective Date.

          SECTION 3.16. SENIOR INDEBTEDNESS. The Obligations constitute "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

          SECTION 3.17. SECURITY INTERESTS. The representations and warranties in the Security Documents are true and correct.

                                   ARTICLE IV

                                   CONDITIONS

          SECTION 4.01.  [Intentionally Omitted].

          SECTION 4.02. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing (it being understood that the continuation or conversion of a Borrowing does not constitute the making of a Loan for purposes of this Section 4.02), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (except representations and warranties not qualified as to materiality, which representations and warranties shall be true and correct in all material respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except, to the extent such representations or warranties expressly relate to an earlier date, in which case as of such earlier date).

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by BC Holdings and the BC Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full

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                                                                              64

and all Letters of Credit shall have expired or terminated or have been cash collateralized (to the satisfaction of the Issuing Banks) and all LC Disbursements shall have been reimbursed, each of BC Holdings and the BC Borrower covenants and agrees with the Lenders that:

          SECTION 5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. BC Holdings and the BC Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the BC Borrower (or, during any time that BC Holdings or the BC Borrower is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, such shorter period as the Securities and Exchange Commission shall specify for the filing of annual reports on Form 10-K), the audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of (i) BC Holdings and its consolidated subsidiaries and (ii) the BC Borrower and its consolidated subsidiaries, in each case as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the entities to which such financial statements pertain on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the BC Borrower (or, during any time that BC Holdings or the BC Borrower is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, such shorter period as the Securities and Exchange Commission shall specify for the filing of quarterly reports on Form 10-Q), the consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of each of (i) BC Holdings and its consolidated subsidiaries and (ii) the BC Borrower and its consolidated subsidiaries, in each case as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of BC Holdings (in the case of clause (i)) or the BC Borrower (in the case of clause (ii)), as presenting fairly in all material respects the financial condition and results of operations of the entities to which such financial statements pertain on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of BC Holdings (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the

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                                                                              65

     details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12, 6.13 and 6.14, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv) stating whether any Tax Distributions were made during the period covered by such financial statements and, if so, the amount thereof and setting forth a summary description of the calculation thereof;

          (d) at least 30 days prior to the commencement of each fiscal year of BC Holdings beginning with the fiscal year commencing January 1, 2006, a reasonably detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any of BC Holdings, the BC Borrower or the Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

          (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any of BC Holdings, the BC Borrower or the Subsidiaries, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02. NOTICES OF MATERIAL EVENTS. BC Holdings and the BC Borrower will furnish to the Administrative Agent and each Lender written notice of the following promptly after any Financial Officer or other executive officer of either BC Holdings or the BC Borrower obtains knowledge thereof:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any of BC Holdings, the BC Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to any of BC Holdings, the BC Borrower or the Subsidiaries in an aggregate amount exceeding $5,000,000; and

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          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of BC Holdings or the BC Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. INFORMATION REGARDING COLLATERAL. BC Holdings or the BC Borrower will furnish to the Administrative Agent prompt written notice of any change (a) in any Loan Party's legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (b) in the case of any Loan Party that is not a "registered organization" (as defined in Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York), in the location of such Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (c) in any Loan Party's identity or corporate structure,
(d) in any Loan Party's "organizational identification number" or any similar jurisdictional identification number required for the filing of financing statements in any jurisdiction or (e) in any Loan Party's jurisdiction of organization. BC Holdings and the BC Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made (or have been prepared and delivered to the Administrative Agent for filing) under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent and Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. BC Holdings and the BC Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          SECTION 5.04. EXISTENCE; CONDUCT OF BUSINESS. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

          SECTION 5.05. PAYMENT OF OBLIGATIONS. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except (a) where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) BC Holdings, the BC Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation, or (b) except for Tax liabilities, where the failure to make payment (individually or in the aggregate) could not reasonably be expected to result in a Material Adverse Effect.

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          SECTION 5.06. MAINTENANCE OF PROPERTIES. Each of BC Holdings and the
BC Borrower will, and will cause each of the Subsidiaries to, maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and subject to casualty and condemnation events (in which case such property shall be repaired or replaced as promptly as practicable).

          SECTION 5.07. INSURANCE. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. BC Holdings and the BC Borrower will furnish (or cause to be furnished) to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. CASUALTY AND CONDEMNATION. BC Holdings and the BC Borrower (a) will furnish to the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Security Documents.

          SECTION 5.09. BOOKS AND RECORDS; INSPECTION RIGHTS. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and (so long as a representative of BC Holdings or the BC Borrower has been afforded a reasonable opportunity to be present at such discussions) independent accountants, all at such reasonable times and as often as reasonably requested; PROVIDED that, unless a Default has occurred and is continuing, the BC Borrower shall not be required to pay the expense of any such visit by a representative of a Lender and shall only be required to pay the expense of two such visits by a representative of the Administrative Agent during any fiscal year.

          SECTION 5.10. COMPLIANCE WITH LAWS. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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          SECTION 5.11. USE OF PROCEEDS AND LETTERS OF CREDIT. The proceeds of the Tranche D Term Loans will be used only to prepay Tranche B Term Loans outstanding on the First Restatement Effective Date (other than any Tranche B Term Loans that have been exchanged for Tranche D Term Loans pursuant to the Amendment and Restatement Agreement). The proceeds of the Revolving Loans and Swingline Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. Letters of Credit will be issued only for general corporate purposes.

          SECTION 5.12. ADDITIONAL SUBSIDIARIES. If any additional Subsidiary is formed or acquired after the Original Effective Date, the BC Borrower will, within five Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof (which notice shall indicate the name of such Subsidiary, the jurisdiction in which it is organized and its status, if applicable, as a Foreign Subsidiary or a Receivables Subsidiary or a Subsidiary Loan Party) and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

          SECTION 5.13. FURTHER ASSURANCES. (a) Each of BC Holdings and the BC Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. BC Holdings and the BC Borrower also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

          (b) If any material assets (including (i) any real property acquired pursuant to a Permitted Operating Asset Swap if a Mortgaged Property was transferred pursuant to such Permitted Operating Asset Swap and (ii) any other material real property or material improvements thereto or any material interest therein, howsoever acquired) are acquired by any Loan Party after the Original Effective Date (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), BC Holdings and the BC Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, BC Holdings and the BC Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

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          SECTION 5.14. INTEREST RATE PROTECTION. As promptly as practicable, and in any event within 90 days after the Original Effective Date, the BC Borrower will enter into, and thereafter maintain in effect for the periods specified below, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be that (a) for a period of at least three years after the Original Effective Date, at least 30% of the consolidated Long-Term Indebtedness of the BC Borrower outstanding as of the Original Effective Date (as reduced at or before the date that such interest protection agreement becomes effective) will be Indebtedness that either bears interest at a fixed rate or the interest cost of which is hedged pursuant to such interest rate protection agreements and (b) for a period of at least one year after the Original Effective Date, at least an additional 20% of the consolidated Long-Term Indebtedness of the BC Borrower outstanding as of the Original Effective Date (as reduced at or before the date that such interest protection agreement becomes effective) will be Indebtedness that either bears interest at a fixed rate or the interest cost of which is hedged pursuant to such interest protection agreements.

          SECTION 5.15. FISCAL PERIODS. Each of BC Holdings and the BC Borrower will, and will cause each of the Subsidiaries to, have a fiscal year ending on December 31 and fiscal quarters ending on the last day of each calendar quarter.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated or have been cash collateralized (to the satisfaction of the Issuing Banks) and all LC Disbursements shall have been reimbursed, each of BC Holdings and the BC Borrower covenants and agrees with the Lenders that:

          SECTION 6.01. INDEBTEDNESS; CERTAIN EQUITY SECURITIES; DESIGNATED SENIOR INDEBTEDNESS. (a) The BC Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

          (ii) the Subordinated Debt and the Senior Unsecured Debt;

          (iii) Indebtedness existing on the Original Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by capitalization of interest and fees) or result in an earlier maturity date or decreased weighted average life thereof;

          (iv) Indebtedness of (A) the BC Borrower to any Subsidiary (other than a Receivables Subsidiary) or (B) any Subsidiary to the BC Borrower or any other Subsidiary (other than a Receivables Subsidiary); PROVIDED that Indebtedness of

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     any Subsidiary that is not a Loan Party to the BC Borrower or any
     Subsidiary Loan Party shall be subject to Section 6.04;

          (v) Guarantees by the BC Borrower of Indebtedness of any Subsidiary (other than a Receivables Subsidiary) and by any Subsidiary (other than a Receivables Subsidiary) of Indebtedness of the BC Borrower or any other Subsidiary (other than a Receivables Subsidiary); PROVIDED that (A) Guarantees by the BC Borrower or any Subsidiary that is a Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (B) a Subsidiary that is not a Loan Party shall not Guarantee Indebtedness of any Loan Party;

          (vi) Indebtedness of the BC Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets after the Original Effective Date, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, or Capital Lease Obligations resulting from sale-leaseback transactions consummated in compliance with Section 6.06, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by capitalization of interest and fees) or result in an earlier maturity date or decreased weighted average life thereof; PROVIDED that (A), except for Capital Lease Obligations resulting from sale-leaseback transactions pursuant to clause (b) of Section 6.06, such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $50,000,000 at any time outstanding;

          (vii) Indebtedness of any Person that becomes a Subsidiary after the Original Effective Date; PROVIDED that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall not exceed $50,000,000 at any time outstanding;

          (viii) Indebtedness of any Receivables Subsidiary incurred pursuant to any Permitted Receivables Financing;

          (ix) purchase price adjustment and similar obligations incurred by the BC Borrower or any Subsidiary in connection with a Permitted Acquisition, to the extent such obligations would otherwise constitute Indebtedness; and

          (x) other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding; PROVIDED that the aggregate principal amount of Indebtedness of the Subsidiaries permitted by this clause (x) shall not exceed $15,000,000 at any time outstanding.

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          (b) BC Holdings will not create, incur, assume or permit to exist any
Indebtedness except Indebtedness created under the Loan Documents and Guarantees in respect of the Senior Unsecured Debt and Subordinated Debt.

          (c) Neither BC Holdings nor the BC Borrower will, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than (i) Qualified Preferred Stock issued by BC Holdings and
(ii) preferred Equity Interests issued by BC Holdings in connection with the BC Corporate Conversion that would constitute Qualified Preferred Stock but for the requirement that such Equity Interests be redeemed upon consummation of the Contemplated IPO.

          (d) The BC Borrower will not, and the BC Borrower will not permit any Subsidiary to, designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" for purposes of, and as defined in, any of the Subordinated Debt Documents.

          SECTION 6.02. LIENS. (a) The BC Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

          (ii) Permitted Encumbrances;

          (iii) any Lien on any property or asset of the BC Borrower or any Subsidiary existing on the Original Effective Date and set forth in
     Schedule 6.02(a); PROVIDED that (i) such Lien shall not apply to any other property or asset of the BC Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Original Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

          (iv) any Lien on any property or asset acquired after the Original Effective Date and existing prior to the acquisition thereof by the BC Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Original Effective Date that exists prior to the time such Person becomes a Subsidiary; PROVIDED that
     (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the BC Borrower or any Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than with respect to (A) the capitalization of interest and

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     (B) the capitalization of any prepayment premiums payable in respect of the obligations so extended, renewed or replaced);

          (v) Liens on fixed or capital assets acquired, constructed or improved by the BC Borrower or any Subsidiary after the Original Effective Date and Liens on assets attributable to Capital Lease Obligations with respect to such assets; PROVIDED that (A) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(a), (B) except for such Liens attributable to Capital Lease Obligations resulting from sale-leaseback transactions pursuant to clause (b) of Section 6.06, such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the BC Borrower or any Subsidiary;

          (vi) assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing;

          (vii) Liens arising from precautionary UCC financing statements filed with respect to any lease permitted by this Agreement;

          (viii) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code of banks or other financial institutions where the BC Borrower or any Subsidiary maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

          (xi) licenses, sublicenses, leases and subleases entered into in the ordinary course of business and any landlords' liens arising under any such leases;

          (xii) Liens arising solely under Article 4 of the Uniform Commercial Code relating to collection on items in collection and documents and proceeds related thereto;

          (xiii) obligations with respect to repurchase agreements of the type described in clause (d) of the definition of Permitted Investments; and

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          (xiv) other Liens not otherwise permitted by this Section securing
     Indebtedness in an aggregate amount not exceeding $25,000,000 at any time outstanding.

          (b) BC Holdings will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Loan Documents and Permitted Encumbrances.

          SECTION 6.03. FUNDAMENTAL CHANGES. (a) Neither BC Holdings nor the BC Borrower will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary (other than a Receivables Subsidiary) may merge into the BC Borrower in a transaction in which the BC Borrower is the surviving entity, (ii) any Subsidiary (other than a Receivables Subsidiary) may merge into any other Subsidiary (other than a Receivables Subsidiary) in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party, (iii) any Subsidiary (other than a Receivables Subsidiary) may liquidate or dissolve if the BC Borrower determines in good faith that such liquidation or dissolution is in the best interests of the BC Borrower and is not materially disadvantageous to the Lenders, (iv) the BC Borrower may permit another Person to merge or consolidate with the BC Borrower or a Subsidiary (other than a Receivables Subsidiary) in order to effect a Permitted Acquisition that is permitted by Section 6.04 (provided that the surviving entity is the BC Borrower or a wholly-owned Subsidiary); PROVIDED that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04 and (v) a Subsidiary may merge into and consolidate with another Person in order to effect a transaction in which all the Equity Interests of such Subsidiary owned directly or indirectly by the BC Borrower would be disposed of; PROVIDED that such transaction is (A) treated as a sale of the Equity Interests of such Subsidiary for all purposes of this Agreement and (B) permitted by and conducted in compliance with (and treated for all purposes of this Agreement as a sale of the Equity Interests of such Subsidiary pursuant to) Section 6.05(a)(v).

          (b) The BC Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than businesses conducted by the Operating Businesses at the time of the Acquisition and businesses reasonably related thereto.

          (c) BC Holdings will not engage in any business or activity other than
(i) the ownership of all the outstanding Equity Interests of the BC Borrower and activities incidental thereto and (ii) consummation of the Contemplated IPO and activities incidental thereto. BC Holdings will not own or acquire any assets (other than Equity Interests of the BC Borrower, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, Guarantees in respect of the Senior Unsecured Debt and Subordinated Debt, liabilities imposed by law, including tax

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liabilities, and other liabilities incidental to its existence and permitted business and activities).

          SECTION 6.04. INVESTMENTS, LOANS, ADVANCES, GUARANTEES
AND ACQUISITIONS. (a) The BC Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (i) the Acquisition;

          (ii) Permitted Investments;

          (iii) investments, loans, advances and Guarantees existing on the Original Effective Date and set forth on Schedule 6.04(a);

          (iv) investments by the BC Borrower and the Subsidiaries in Equity Interests in their respective Subsidiaries; PROVIDED that (A) any such Equity Interests held by a Loan Party shall be pledged to the extent required to satisfy the Collateral and Guarantee Requirement and (B) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness and other obligations of, Subsidiaries that are not Loan Parties (excluding all such investments, loans, advances and Guarantees existing on the Original Effective Date that are set forth on Schedule 6.04(a)), shall not exceed $25,000,000 at any time outstanding;

          (v) loans or advances made by the BC Borrower to any Subsidiary and made by any Subsidiary to the BC Borrower or any other Subsidiary; PROVIDED that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the extent required to satisfy the Collateral and Guarantee Requirement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a)(iv) above;

          (vi) Guarantees constituting Indebtedness permitted by Section 6.01(a) and Guarantees by the BC Borrower of other obligations of any Subsidiary (other than a Receivables Subsidiary) and by any Subsidiary (other than a Receivables Subsidiary) of other obligations of the BC Borrower or any other Subsidiary (other than a Receivables Subsidiary); PROVIDED that (A) a Subsidiary shall not Guarantee the Subordinated Debt or the Senior Unsecured Debt unless (1) such Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement, (2) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the

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     subordination provisions of the Subordinated Debt and (3) such Guarantee of the Subordinated Debt or the Senior Unsecured Debt, as applicable, provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations, (B) a Subsidiary that is not a Loan Party shall not Guarantee any obligations of any Loan Party and (C) the aggregate principal amount of Indebtedness and other obligations of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (a)(iv) above;

          (vii) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (viii) Permitted Acquisitions; PROVIDED that (A) the consideration for each Permitted Acquisition shall consist solely of cash, Indebtedness permitted by clause (vi), (ix) or (x) of Section 6.01(a), Equity Interests of BC Holdings or a combination thereof, (B) the sum of all consideration for Permitted Acquisitions (other than Equity Interests of BC Holdings) and the principal amount of all Indebtedness permitted by clause (vii) of
     Section 6.01(a) that results from Permitted Acquisitions (calculated based on the outstanding principal amount thereof as of the date of each Permitted Acquisition, regardless of whether subsequently repaid) shall not exceed $200,000,000 on a cumulative basis subsequent to the Original Effective Date, and (C) the amount of consideration for Permitted Acquisitions that result in Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a)(iv) above (with the amount of such consideration to be allocated ratably among the assets and businesses acquired pursuant to a Permitted Acquisition for this purpose, based on the fair value thereof, as reasonably determined by a Financial Officer of the BC Borrower and certified to the Administrative Agent, and the amount so allocated to Subsidiaries that are not Loan Parties being treated as investments therein for purposes of the limitation in clause
     (a)(iv) above);

          (ix) investments consisting of non-cash consideration received by the BC Borrower or any Subsidiary in connection with any sale, transfer, lease or other disposition of assets permitted by Section 6.05(a);

          (x) deposits, prepayments and other credits made or extended to suppliers (A) in the ordinary course of business and consistent with past practices of the Operating Businesses or (B) otherwise in an amount not to exceed $5,000,000 at any time outstanding;

          (xi) loans or advances to employees, officers or directors of the BC Borrower or any Subsidiary made in the ordinary course of business in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

          (xii) Swap Agreements permitted by Section 6.07;

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                                                                              76

          (xiii) Specified Investments;

          (xiv) minority investments made in cooperatives required to obtain goods or services in the ordinary course of business, not to exceed $5,000,000 at any time outstanding; and

          (xv) investments not otherwise permitted by this Section; PROVIDED that the aggregate amount of investments made on or after the Original Effective Date in reliance upon this clause (xv) (determined on the basis of the fair market value of the assets invested at the time so invested, in the case of non-cash investments) shall not exceed $10,000,000 at any time outstanding.

          SECTION 6.05. ASSET SALES. (a) The BC Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the BC Borrower permit any of the Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

          (i) sales of inventory, used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

          (ii) sales, transfers and dispositions to the BC Borrower or a Subsidiary; PROVIDED that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

          (iii) Permitted Operating Asset Swaps;

          (iv) sales or transfers of Receivables and interests therein, together with Related Security, pursuant to a Permitted Receivables Financing;

          (v) sales, transfers and other dispositions of assets (other than to BC Holdings) that are not permitted by any other clause of this Section 6.05(a); PROVIDED that (A) in the case of any such sale, transfer or disposition of Equity Interests of a Subsidiary, such sale, transfer or disposition shall include all Equity Interests of and other investments in and loans and advances to such Subsidiary (and any other Subsidiary in which such sold Subsidiary holds an Equity Interest) and, after giving effect thereto, none of the BC Borrower and the Subsidiaries shall owe any Indebtedness to the Subsidiary so sold, transferred or otherwise disposed of, and (B) the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (v) shall not exceed $50,000,000 during any fiscal year of the BC Borrower plus an additional $50,000,000 in the aggregate during the period from the First Restatement Effective Date through December 31, 2006; and

          (vi) sales of any fixed or capital assets pursuant to a sale-leaseback transaction in compliance with clause (a) of Section 6.06;

PROVIDED that (A) all sales, transfers, leases and other dispositions permitted by this paragraph (a) (other than those permitted by clause (ii) above) shall be made for fair value and (B) shall be (1) in the case of clause (i) above, for cash consideration (including accounts receivable on customary terms in the ordinary course of business), (2) in the case of clause (iii) above, for consideration permitted for a Permitted Operating Asset Swap, (3) in the case of clause (iv) above, for cash consideration or Subordinated Receivables Transfer Debt and (4) in the case of clause (v) above, for at least 80% cash consideration.

          (b) [Intentionally Omitted].

          SECTION 6.06. SALE AND LEASEBACK TRANSACTIONS. The BC Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except (a) for any such sale of any fixed or capital assets by the BC Borrower or any Subsidiary that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the BC Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset and (b) this Section 6.06 shall not prohibit the BC Borrower or any Subsidiary from engaging in a sale or transfer of property permitted by clause (v) of Section 6.05(a) and thereafter leasing such property, PROVIDED that (i) such sale or transfer is made solely for cash consideration, (ii) any Capital Lease Obligations of the BC Borrower or any Subsidiary created thereby are permitted under Section 6.01(a) and (iii) such sale or transfer shall be treated as a Prepayment Event (regardless of whether such sale or transfer would otherwise fall within the definition of that term) and any Net Proceeds received in respect thereof shall be subject to the provisions of Section 2.11(c), provided that the reinvestment provisions of
Section 2.11(c) shall not apply to any such Net Proceeds.

          SECTION 6.07. SWAP AGREEMENTS. The BC Borrower will not, nor will it permit any Subsidiary to, enter into any Swap Agreement, other than (a) Swap Agreements entered into to hedge or mitigate risks to which the BC Borrower or any such Subsidiary has actual exposure (other than those in respect of (i) Equity Interests of BC Holdings, the BC Borrower or any Subsidiary, (ii) the Subordinated Debt or (iii) the Senior Unsecured Debt), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the BC Borrower or any Subsidiary.

          SECTION 6.08. RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS.
(a) None of BC Holdings or the BC Borrower will, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Subsidiaries may declare and pay dividends or make distributions ratably with respect to their capital stock or membership interests, (ii) the BC Borrower may make Restricted Payments, not exceeding $5,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the BC Borrower and the Subsidiaries, (iii) the BC Borrower may make distributions to BC Holdings at such times and in such amounts, not exceeding $5,000,000 during any fiscal year, as shall be necessary to permit BC Holdings to discharge its permitted liabilities, (iv) BC Holdings may redeem its Equity Interests and may make distributions to FPH so that FPH may make such redemptions of Equity Interests of FPH, in each case from former members of management, former employees, or former directors of Loan Parties, and the BC Borrower may make distributions to BC Holdings as necessary to fund such redemptions, PROVIDED that the aggregate amount applied for all such purposes shall not exceed $3,000,000 during any fiscal year, (v) BC Holdings and the BC Borrower may pay (by distribution or otherwise) management fees to Madison Dearborn of up to $1,000,000 in the aggregate in any fiscal year, (vi) distributions by the BC Borrower to BC Holdings to pay directors' out-of-pocket expenses and indemnification obligations owing to directors, (vii) the BC Borrower may make distributions to BC Holdings, and BC Holdings may in turn make distributions to FPH, (A) not exceeding $500,000 in the aggregate during any fiscal year, at such times as shall be necessary to permit FPH to discharge its corporate maintenance obligations and (B) not exceeding $500,000 in the aggregate during any fiscal year, at such times as shall be necessary to permit FPH to discharge its obligations related to its portion of common expenses shared with BC Holdings or the BC Borrower, (viii) for so long as BC Holdings is a pass-through or disregarded entity for United States Federal income tax purposes, the BC Borrower may make distributions to BC Holdings, and BC Holdings shall in turn be permitted, to make Tax Distributions in respect of any taxable year of BC Holdings equal to the product of (A) the amount of taxable income allocated to the Members for such taxable year, less the amount of taxable loss allocated to the Members for all prior taxable years (except to the extent such taxable losses have previously been taken into account under this provision), times (B) the highest aggregate marginal statutory Federal, state and local income tax rate (determined taking into account the deductibility of state and local income taxes for Federal income tax purposes) to which any of the direct or indirect Members of BC Holdings who is an individual is subject for such year; and BC Holdings shall be permitted to make such Tax Distributions pursuant to this clause (viii) on a quarterly basis during such taxable year based on the best estimate of the chief financial officer of BC Holdings of the amounts specified in clauses (A) and (B) above; PROVIDED that if the aggregate amount of the estimated Tax Distributions made in any taxable year of BC Holdings exceeds the actual maximum amount of Tax Distributions for that year as finally determined, the amount of any Tax Distributions in the succeeding taxable year (or, if necessary, any subsequent taxable years) shall be reduced by the amount of such excess, (ix) after consummation of the Contemplated IPO, the BC Borrower and BC Holdings may declare or make, agree to pay or make, or incur obligations to make, Restricted Payments in cash; PROVIDED that (A) the aggregate amount of such Restricted Payments under this clause (ix) (including those made by the Holding Companies, the BC Borrower or the Timber Borrower under clause (xiii) of
Section 6.08 of the First Restated Credit Agreement) plus the aggregate amount of cash consideration applied pursuant to clause (vii) of Section 6.08(b) shall not exceed the aggregate Net Proceeds received from the Contemplated IPO and (B) all such Restricted Payments under this clause (ix) must be made within 180 days after the date of consummation of the Contemplated IPO, (x) after consummation of the Contemplated IPO, BC Holdings may declare and pay dividends in cash, and the BC Borrower may make distributions to BC Holdings to fund such dividends; PROVIDED that (A) at the time of and after giving effect to any such dividend, no Default shall have occurred and be continuing, (B) subject to clause (C) below, at the time of and after giving effect to any such dividend, the aggregate amount of dividends paid in reliance upon this clause
(x) since the First Restatement Effective Date shall not exceed an amount equal to the sum of (1) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the Original Effective Date to the end of the most recent fiscal quarter ending prior to the date of such dividend for which internal financial statements are available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus (2) in the event of the occurrence of a Prepayment Event described in clause (c) of the definition of the term Prepayment Event, an amount equal to 50% of the Net Proceeds from such Prepayment Event and (C) dividends may be paid in reliance upon this clause (x) in an aggregate amount of up to $35,000,000 notwithstanding whether such dividends would be permitted by clause (B) above, but any such dividends paid in reliance upon this clause (C) shall be included in determining whether any dividends may be paid in reliance upon clause (B) above and (xi) after consummation of the Contemplated IPO, the BC Borrower may make distributions to BC Holdings, and BC Holdings may in turn make distributions to FPH at such times as shall be necessary to permit FPH to reimburse the expenses of Madison Dearborn incurred in connection with the consummation of the Contemplated IPO, but any such distributions shall be deducted in calculating Net Proceeds from the Contemplated IPO.

          (b) Neither BC Holdings nor the BC Borrower will, nor will the BC Borrower permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i) payment of Indebtedness created under the Loan Documents;

          (ii) payment of interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01;

          (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer or involuntary condemnation of the property or assets securing such Indebtedness;

          (v) [Intentionally Omitted];

          (vi) payment of Indebtedness to the BC Borrower or a Subsidiary; and

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                                                                              80

          (vii) after consummation of the Contemplated IPO, the BC Borrower may redeem or repurchase Senior Unsecured Debt or Subordinated Debt for cash consideration; PROVIDED that (A) the aggregate amount applied for such purposes plus the aggregate amount of Restricted Payments made pursuant to clause (ix) of Section 6.08(a) shall not exceed the aggregate Net Proceeds received from the Contemplated IPO, (B) all such redemptions and repurchases must be made within 180 days after the date of consummation of the Contemplated IPO and (C) any Senior Unsecured Debt or Subordinated Debt so redeemed or repurchased shall be retired and cancelled.

          SECTION 6.09. TRANSACTIONS WITH AFFILIATES. Neither BC Holdings nor the BC Borrower will, nor will the BC Borrower permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that do not involve BC Holdings and are at prices and on terms and conditions not less favorable to the BC Borrower or relevant Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the BC Borrower and Subsidiaries that are Subsidiary Loan Parties not involving any other Affiliate, (c) [Intentionally Omitted], (d) the payment to Madison Dearborn of management fees in compliance with clause (v) of Section 6.08(a), (e) transactions entered into pursuant to and in compliance with the Supply Agreement, (f) transactions pursuant to and in compliance with the agreements entered into on the Original Effective Date described on Schedule 6.09, (g) any Restricted Payment permitted by Section 6.08 and (h) the issuance or exchange of Equity Interests of BC Holdings in order to effect the BC Corporate Conversion.

          SECTION 6.10. RESTRICTIVE AGREEMENTS. Neither BC Holdings nor the BC Borrower will, nor will the BC Borrower permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of BC Holdings, the BC Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests, or to make or repay loans or advances to the BC Borrower or any Subsidiary or to Guarantee Indebtedness of the BC Borrower or any other Subsidiary; PROVIDED that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, Subordinated Debt Document or Senior Unsecured Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Original Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement or any Permitted Receivables Financing if such restrictions or conditions apply only to the

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                                                                              81

property or assets securing such Indebtedness or the Receivables and Related Security subject to such Permitted Receivables Financing, as the case may be,
(v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (vi) clause
(b) of the foregoing shall not apply to restrictions or conditions imposed on a Receivables Subsidiary by a Permitted Receivables Financing.

          SECTION 6.11. AMENDMENT OF MATERIAL DOCUMENTS. Neither BC Holdings nor the BC Borrower will, nor will the BC Borrower permit any Subsidiary to, amend, modify or waive any of its rights under (a) any Subordinated Debt Document, (b) any Senior Unsecured Debt Document, (c) its certificate of incorporation, by-laws or other organizational documents, (d) the Acquisition Agreement, (e) the Additional Consideration Agreement, (f) the Supply Agreement or (g) any agreement listed on Schedule 6.09, other than any such amendments or modifications that are not adverse to the interests of the Lenders.

          SECTION 6.12. INTEREST EXPENSE COVERAGE RATIO. BC Holdings will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending on any quarter-end date during any period set forth below, to be less than the ratio set forth below opposite such period:

             Period                                      Ratio
             ------                                      -----
 March 31, 2005 to and including                     1.875 to 1.000
 December 31, 2005

 January 1, 2006 to and including                    2.000 to 1.000
 December 31, 2006

 January 1, 2007 to and including                    2.000 to 1.000
 December 31, 2007

 January 1, 2008 to and including                    2.125 to 1.000
 December 31, 2008

 January 1, 2009 to and including                    2.375 to 1.000
 December 31, 2009

 January 1, 2010 to and including                    2.625 to 1.000
 December 31, 2010

 Thereafter                                          2.750 to 1.000

For purposes of determining compliance with this Section 6.12 for any period of four consecutive fiscal quarters ending on or prior to September 30, 2005, Consolidated Cash Interest Expense with respect to each fiscal quarter ending on or prior to December 31, 2004 shall be deemed to be equal to 25% of the annualized amount of Consolidated Cash Interest Expense accruing from the Original Effective Date to the end of the four-quarter period for which compliance is being determined.

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                                                                              82

          SECTION 6.13. LEVERAGE RATIO. BC Holdings will not permit the Leverage Ratio as of any quarter-end date during any period set forth below to exceed the ratio set forth opposite such period:

             Period                                      Ratio
             ------                                      -----
 March 31, 2005 to and including                       7.50 to 1.00
 December 31, 2005

 January 1, 2006 to and including                      6.00 to 1.00
 December 31, 2006

 January 1, 2007 to and including                      5.00 to 1.00
 December 31, 2007

 January 1, 2008 to and including                      4.75 to 1.00
 December 31, 2008

 January 1, 2009 to and including                      4.50 to 1.00
 December 31, 2009

 January 1, 2010 to and including                      4.00 to 1.00
 December 31, 2010

 Thereafter                                            3.75 to 1.00

          SECTION 6.14. CAPITAL EXPENDITURES. BC Holdings and the BC Borrower will not permit the aggregate amount of Capital Expenditures made by BC Holdings, the BC Borrower and the Subsidiaries to exceed (a) $40,000,000 during the period from the Original Effective Date to and including December 31, 2004 and (b) $240,000,000 during any fiscal year ending thereafter; PROVIDED that 100% of the unused amount of any Capital Expenditures permitted to be made during each period and not made during such period may be carried over and made at any time during the next succeeding two fiscal years (and any amount so carried over shall be deemed the first amount applied for Capital Expenditures during such next succeeding two fiscal years).

                                   ARTICLE VII

                                EVENTS OF DEFAULT

          If any of the following events ("EVENTS OF DEFAULT") shall occur:

          (a) the BC Borrower shall fail to pay any principal of any Loan or fail to pay any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the BC Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the

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                                                                              83

     same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of any of BC Holdings, the BC Borrower or the Subsidiaries in any Loan Document or any amendment or modification thereof or waiver thereunder, or in any certificate, financial statement or other document furnished by or on behalf of a Loan Party to an Agent or the Lenders pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) either BC Holdings or the BC Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02,
     5.04 (with respect to the existence of BC Holdings or the BC Borrower) or
     5.11 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the BC Borrower (which notice will be given at the request of any Lender);

          (f) any of BC Holdings, the BC Borrower or the Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (or, if applicable under the terms of such Indebtedness without giving effect to any amendment entered into in connection with the failure to make such payment, within any period of grace allowed with respect to such payment);

          (g) any event or condition occurs that (i) results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) results in the termination of a Permitted Receivables Financing prior to its scheduled termination (other than a voluntary termination by the BC Borrower) or enables or permits the financing parties thereunder or any trustee or agent on their behalf to terminate a Permitted Receivables Financing; PROVIDED that this clause (g) shall not apply (A) unless and until all applicable grace or cure periods shall have passed and (B) to Indebtedness that becomes due as a result of the voluntary sale or transfer of property or assets or as a result of the application (other than by reason of a breach or default by a Loan Party) of any provision in such Indebtedness that requires any Loan Party to prepay a portion (but less than substantially all) of such Indebtedness then outstanding or that requires any Loan

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                                                                              84

     Party to offer to redeem or repurchase some (but less than substantially all) of such Indebtedness then outstanding;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any of BC Holdings, the BC Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of BC Holdings, the BC Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any of BC Holdings, the BC Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of BC Holdings, the BC Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,
     (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any of BC Holdings, the BC Borrower or the Material Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 (to the extent not covered by independent third party insurance as to which the insurer is rated at least "A" by A.M. Best Company, has been notified of the potential claim and does not dispute coverage) shall be rendered against any of BC Holdings, the BC Borrower, the Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by one or more judgment creditors to attach or levy upon any assets of any of BC Holdings, the BC Borrower or the Subsidiaries to enforce one or more of any such judgments in an aggregate amount in excess of $15,000,000;

          (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral (other than Collateral with an aggregate fair market value not exceeding $5,000,000), with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (iii) as a result of the Collateral Agent's failure to file or record any UCC financing statement or other document delivered to it for filing or recording or (iv) as a result of the applicable Security Document not requiring perfection with respect to such Collateral;

          (n) any Guarantee of the Obligations purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect; PROVIDED that this clause (n) shall not apply to any Guarantee that ceases to be in full force and effect in accordance with the express terms of any applicable Loan Document; or

          (o) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the BC Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the BC Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the BC Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the BC Borrower; and in case of any event with respect to the BC Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the BC Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the BC Borrower.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

          Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative

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Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any of BC Holdings, the BC Borrower or the Subsidiaries or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of BC Holdings, the BC Borrower or the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by BC Holdings, the BC Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the BC Borrower), independent

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accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the BC Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor approved by the BC Borrower (which approval (i) shall not be unreasonably withheld or delayed and (ii) shall not be required during the continuance of an Event of Default). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the BC Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the BC Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

          Each party hereto agrees and acknowledges that (i) the Syndication Agent and the Joint Lead Arrangers do not have any duties or responsibilities in their capacities

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as Syndication Agent and Joint Lead Arrangers, respectively, hereunder and shall not have, or become subject to, any liability hereunder in such capacities and
(ii) the exculpation provisions contained herein relating to the Administrative Agent shall be equally applicable to the Syndication Agent and the Syndication Agent shall receive the full benefit thereof.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. NOTICES. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (i) if to BC Holdings, to it at c/o Madison Dearborn Capital Partners IV, L.P., Three First National Plaza, Suite 3800, Chicago, IL 60602, Attention of Thomas S. Souleles and Samuel M. Mencoff (Telecopy No. (312) 895-1001);

          (ii) if to the BC Borrower, to it at 1111 West Jefferson Street, P.O. Box 50, Boise, ID 83728, Attention of Chief Executive Officer and Chief Financial Officer (Telecopy No. (208) 384-4920);

          (iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932) and, in the event of the delivery of a Borrowing Request, Saji Easo (Telecopy No. (713) 750-2599), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100);

          (iv) if to JPMorgan Chase Bank, N.A., as Issuing Bank, to it at Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100);

          (v) if to the Committed Swingline Lender, to JPMorgan Chase Bank, N.A., Agent Bank Services Group, 1111 Fannin Street, Houston, TX 77002, Attention of Leah Hughes (Telecopy No. (713) 750-2932), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Peter Predun (Telecopy No. (212) 270-5100); and

          (vi) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by

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                                                                              89

the Administrative Agent; PROVIDED that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the BC Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; PROVIDED that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. All notices received by BC Holdings or the BC Borrower hereunder shall be deemed for all purposes under this Agreement to have been received by each of BC Holdings and the BC Borrower.

          SECTION 9.02. WAIVERS; AMENDMENTS. (a) No failure or delay by the Administrative Agent, any Issuing Bank, any Lender or any Loan Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks, the Lenders and the Loan Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by BC Holdings, the BC Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce or forgive the amount of,

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                                                                              90

waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any material Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit the applicable Loan Party's liability in respect of any such material Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents (other than the releases expressly permitted by the Security Documents), without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; PROVIDED FURTHER that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not other Classes) may be effected by an agreement or agreements in writing entered into by BC Holdings, the BC Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by BC Holdings, the BC Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, each Issuing Bank and the Swingline Lender) if
(i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          SECTION 9.03. EXPENSES; INDEMNITY; DAMAGE WAIVERU (a) The BC Borrower agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for each of the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for

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                                                                              91

payment thereunder and (iii) all out-of-pocket expenses incurred by either Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for either of the Agents, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The BC Borrower agrees to indemnify each Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the First Restatement Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by any of the BC Borrower or the Subsidiaries, or any Environmental Liability related in any way to any of the BC Borrower or the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (i) the gross negligence, wilful misconduct or bad faith of such Indemnitee or (ii) a dispute arising exclusively between or among the Agents, the Lenders and/or the Issuing Banks.

          (c) To the extent that the BC Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or Committed Swingline Lender under paragraph (a) or (b) of this Section, (i) each Lender severally agrees to pay to the Administrative Agent, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount that is owing to the Administrative Agent and (ii) each Revolving Lender severally agrees to pay to such Issuing Bank or the Committed Swingline Lender, as the case by be, such Revolving Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount that is owing to such Issuing Bank or the Committed Swingline Lender, as the case may be; PROVIDED, in each case, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or the Committed Swingline Lender in its capacity as such. For purposes of clause (i) above, a Lender's "pro rata share" shall

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be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time. For purposes of clause (ii) above, a Revolving Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures and unused Revolving Commitments at the time.

          (d) To the extent permitted by applicable law, none of BC Holdings, the BC Borrower, the Agents, the Lenders or the Issuing Banks shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the First Restatement Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the BC Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the BC Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

          (A) the BC Borrower; PROVIDED that no consent of the BC Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

          (B) the Administrative Agent; PROVIDED that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

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                                                                              93

          (C) each Issuing Bank; PROVIDED that no consent of any Issuing Bank shall be required for an assignment of all or any portion of a Term Loan.

          (ii) Assignments shall be subject to the following additional conditions:

          (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a Term Loan, $1,000,000 unless the BC Borrower and the Administrative Agent otherwise consent; PROVIDED that no such consent of the BC Borrower shall be required if an Event of Default has occurred and is continuing;

          (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

          (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 to be paid by the assignor or assignee; PROVIDED that only one such fee shall be payable in connection with simultaneous assignments to or by two or more related Approved Funds; and

          (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          For purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

          "APPROVED FUND" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by, or has as its principal investment advisor, a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender or is the principal investment advisor of a Lender.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and

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                                                                              94

Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

          (iv) The Administrative Agent, acting for this purpose as an agent of the BC Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and each of BC Holdings, the BC Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the BC Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c) (i) Any Lender may, without the consent of the BC Borrower, the Administrative Agent, the Issuing Banks or the Committed Swingline Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) BC Holdings, the BC Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this

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                                                                              95

Section, the BC Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c)(ii) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the BC Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the BC Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the BC Borrower, to comply with
Section 2.17(e) as though it were a Lender.

          (d) Any Lender may, without the consent of the BC Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents

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                                                                              96

and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 9.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08. RIGHT OF SETOFF. If (a) an Event of Default (other than with respect to clause (a) or (b) of Article VII) shall have occurred and be continuing and the Loans shall have been declared due and payable by the Administrative Agent or (b) an Event of Default shall have occurred and be continuing with respect to clause (a) or (b) of Article VII, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the BC Borrower against any of and all the obligations of the BC Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. In the event that any Lender or an Affiliate of a Lender exercises its rights under this Section 9.08, such Lender shall promptly thereafter provide to the BC Borrower notice thereof (it being understood that a Lender's failure to provide such notice shall not affect its rights under this Section 9.08). The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each of BC Holdings and the BC Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the

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                                                                              97

Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against BC Holdings, the BC Borrower or its properties in the courts of any jurisdiction.

          (c) Each of BC Holdings and the BC Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in the first sentence of paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE FIRST RESTATEMENT TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. CONFIDENTIALITY. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of

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                                                                              98

any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any pledgee referred to in Section 9.04(d) or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the BC Borrower and its obligations, (g) with the consent of BC Holdings or the BC Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than BC Holdings or the BC Borrower. For the purposes of this Section, "INFORMATION" means all information received from BC Holdings or the BC Borrower relating to BC Holdings or the BC Borrower or their business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by BC Holdings or the BC Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. USA PATRIOT ACT. Each Lender hereby notifies the BC Borrower and BC Holdings that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), (the "Act"), it is required to obtain, verify and record information that identifies the BC Borrower and BC Holdings, which information includes the name and address of the BC Borrower and BC Holdings and other information that will allow such Lender to identify the BC Borrower and BC Holdings in accordance with the Act.

          SECTION 9.15. FIRST RESTATED CREDIT AGREEMENT; EFFECTIVENESS OF SECOND RESTATED CREDIT AGREEMENT. After the Second Restatement Effective Date, all obligations of the BC Borrower under the First Restated Credit Agreement shall become

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                                                                              99

obligations of the BC Borrower hereunder, secured by the Security Documents, and the provisions of the First Restated Credit Agreement shall be superseded by the provisions hereof.

          IN WITNESS WHEREOF, BC Holdings, the BC Borrower and the Administrative Agent are executing and delivering this Agreement by their respective authorized officers pursuant to Section 10.01 of the First Restated Credit Agreement in order to confirm the effectiveness hereof, as of the day and year first written above.

                                            BOISE CASCADE COMPANY,

                                                 by

                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            Principal Place of Business:
                                            1111 West Jefferson Street
                                            Boise, ID 83728
                                            TIN: [20-1478587]


                                            BOISE CASCADE, L.L.C.,

                                                 by

                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            Principal Place of Business:
                                            1111 West Jefferson Street
                                            Boise, ID 83728
                                            TIN: 20-1496201
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                                                                             101

                                            JPMORGAN CHASE BANK, N.A., as
                                            Administrative Agent,

                                                    by

                                                       -------------------------
                                                       Name:
                                                       Title: